UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number             811-21866

Pyxis Funds I (formerly, Highland Funds I)

(Exact name of registrant as specified in charter)

200 Crescent Court

Suite 700

Dallas, Texas 75201

(Address of principal executive offices) (Zip code)

Pyxis Capital, L.P.

200 Crescent Court

Suite 700

Dallas, Texas 75201

(Name and address of agent for service)

registrant’s telephone number, including area code:    (877) 665-1287

Date of fiscal year end:    June 30

Date of reporting period:    June 30, 2012

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

The Report to Shareholders is attached herewith.

Pyxis Funds I

Pyxis Long/Short Equity Fund

Pyxis Long/Short Healthcare Fund

Pyxis Floating Rate Opportunities Fund

Annual Report

June 30, 2012

Pyxis Funds I

Pyxis Long/Short Equity Fund

(Formerly Highland Long/Short Equity Fund)

Pyxis Long/Short Healthcare Fund

(Formerly Highland Long/Short Healthcare Fund)

Pyxis Floating Rate Opportunities Fund

(Formerly Highland Floating Rate Opportunities Fund)

Economic and market conditions change frequently.

There is no assurance that the trends described in this report will continue or commence.

A prospectus must precede or accompany this report. Please read the prospectus carefully before you invest.

PORTFOLIO MANAGER COMMENTARY

June 30, 2012	Pyxis Long/Short Equity Fund

Pyxis Long/Short Equity Fund - Class A

Growth of Hypothetical $10,000 Investment

All dividends and capital gains are reinvested. Indexes are unmanaged and do not take into account fees, expenses or other costs.

Returns shown in the chart and table do not reflect taxes that a shareholder would pay on Fund distributions or on the sale of the Fund shares.

The Fund’s investment activities involve a significant degree of risk, such as short sales which theoretically involve unlimited loss potential. The Fund is non-diversified and may invest a larger portion of it’s assets in the securities of fewer issuers than if the Fund was diversified.

Please refer to Note 13, Disclosure of Significant Risks and Contingencies, for more information.

Average Annual Total Returns
	Class A		Class C		Class Z
	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge

Year Ended June 30, 2012	2.42%	-3.25%	1.83%	0.83%	2.56%	n/a
Five Year	1.80%	0.66%	1.20%	1.20%	2.14%	n/a
Since Inception: (December 5, 2006)	3.72%	2.68%	3.14%	3.14%	4.05%	n/a

“Without Sales Charge” returns do not include sales charges or contingent deferred sales charges (“CDSC”). “With Sales Charge” returns reflect the maximum sales charge of 5.50% on Class A Shares. The CDSC on Class C Shares is 1.00% within the first year for each purchase; there is no CDSC on Class C Shares thereafter. A 2.00% redemption fee will be charged on all class shares if Fund shares are redeemed or exchanged within the first two months of purchase.

The performance data quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit our website at www.pyxisais.com.

The Fund’s Investment Adviser has voluntarily agreed to waive a portion of its advisory fee or reimburse expenses. Such waivers and reimbursements may be terminated at any time. The performance quoted would have been lower if these waivers had not been in effect.

The gross expense ratio as reported in the Fund’s prospectus was as follows: Class A: 3.69%, Class C: 4.34% and Class Z: 3.34%. Inclusive of the waiver and exclusive of the cost of dividends paid on short positions and acquired fund fees, the Fund’s net expense ratio was as follows: Class A: 1.98%, Class C: 2.63% and Class Z: 1.61%. Voluntary agreements may change or end at any time.

Annual Report	1

PORTFOLIO MANAGER COMMENTARY

June 30, 2012	Pyxis Long/Short Equity Fund

Performance Overview

The table below presents the annualized returns and annualized standard deviation for Pyxis Long/Short Equity Fund — Class A (the “Fund”), the S&P 500 including reinvested dividends (the “S&P 500”), and the Morningstar category average1 which includes all funds in the Morningstar Long/Short Equity Category.

	Annualized Returns[3]		Annualized Standard Deviation[2,4]
Investment	1-year	Since Inception[2]

Pyxis Long/Short Equity Fund	2.42%	3.72%	7.9%
Morningstar Category Average	-2.88%	-0.68%	7.3%
S&P 500	5.45%	1.48%	18.4%

Managers Discussion

As can be seen in the table above, the fund has delivered annualized returns roughly 2.25% above the S&P 500 since inception while also generating a standard deviation4 of 7.9% vs. 18.4% for the S&P 500 during this timeframe. As the Fund has generated stronger returns and lower volatility than the Index over this time, the fund has generated much stronger risk-adjusted returns compared to the index.

The top five winners for the Fund from fiscal year 2012 were Apple, Equinix, Alliance Data Systems, Hain Celestial, and CBS. The Fund’s top five losers were VeriFone Systems, Iconix Brand Group, MetroPCS, Navistar, and Concho Resources. Both Apple and Equinix were also top 5 winners last year and continue to be owned by the fund.

The S&P 500 had a steep correction in the 2011 calendar third quarter, falling approximately 20% from July 21 to October 4. During this downdraft, the fund only fell 6%, showing the strong downside protection the Fund aims to provide in downdrafts. However, the market just as swiftly rebounded through the rest of the calendar year 2011, then had another nearly 10% correction in the second calendar quarter of 2012, creating the risk-on/risk-off swings that have become the norm over the last several years. These types of macro driven moves have not been helpful to fundamental driven equity investing, as correlations have proved to be a major obstacle in generating alpha. We have seen the correlations among individual stocks subside somewhat, but there continues to be other factors that are becoming important to individual equity returns besides traditional fundamentals. Recently, defensive, low beta, mega-cap, and high dividend yield type equities have been outperforming as the market moved higher, something not often seen. Usually, a rally will take the higher beta5, smaller cap names higher more swiftly. We continue to stay away from the guessing game of if the market is going to move into a beta risk-off/risk-on character, or what factors outside of fundamentals will steal the show. We still believe that individual fundamentals drive equity returns over the long term, and if we are right in that regard, our fund will be rewarded over the long term.

Jonathan Lamensdorf
Portfolio Manager

[1]

The Morningstar Long/Short Category Average is an average monthly return of all funds in the Morningstar Long/Short Equity Category, including the Fund. The Long/Short category includes funds that employ portfolio strategies combining long holdings of equities with short sales of equity, equity options, or equity index options. The funds may be either net long or net short, depending on the portfolio manager’s view of the market.

[2]	Since 12/5/2006
[3]	Without Sales Charge
[4]

Standard deviation of returns measures the average a return series deviates from its mean. It is often used as a measure of risk. A large standard deviation implies that there have been large swings in the return series of the manager.

[5]	Beta is a measure of systemic risk in reference to the market as a whole. For purposes of this calculation, the S&P 500 TR Index is used as a proxy for the market.

Current	and future portfolio holdings are subject to change and risk.

2	Annual Report

PORTFOLIO MANAGER COMMENTARY

June 30, 2012	Pyxis Long/Short Healthcare Fund

Pyxis Long/Short Healthcare Fund - Class A

Growth of Hypothetical $10,000 Investment

All dividends and capital gains are reinvested. Indexes are unmanaged and do not take into account fees, expenses or other costs.

Returns shown in the chart and table do not reflect taxes that a shareholder would pay on Fund distributions or on the sale of the Fund shares.

The Fund is non-diversified and may invest a larger portion of its assets in the securities of fewer issuers than if the Fund was diversified. The Fund’s performance largely depends on the healthcare industry and is susceptible to economic, political and regulatory risks. The Fund is subject to high portfolio turnover risk which may increase the Fund’s transaction costs and result in increased realization of net short-term capital gains, higher taxable distributions and lower after-tax performance.

Please refer to Note 13, Disclosure of Significant Risks and Contingencies, for more information.

Average Annual Total Returns
	Class A		Class C		Class Z
	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge

Year Ended June 30, 2012	-12.37%	-17.18%	-13.04%	-13.82%	-11.95%	n/a
Since Inception: (May 5, 2008)	6.15%	4.72%	5.56%	5.56%	6.51%	n/a

“Without Sales Charge” returns do not include sales charges or contingent deferred sales charges (“CDSC”). “With Sales Charge” returns reflect the maximum sales charge of 5.50% on Class A Shares. The CDSC on Class C Shares is 1.00% within the first year for each purchase; there is no CDSC on Class C Shares thereafter. A 2.00% redemption fee will be charged if Fund shares are redeemed or exchanged within the first two months of purchase.

The performance data quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit our website at www.pyxisais.com.

The gross expense ratio as reported in the Fund’s prospectus was as follows: Class A: 3.20%, Class C: 3.85% and Class Z: 2.85%.

Annual Report	3

PORTFOLIO MANAGER COMMENTARY

June 30, 2012	Pyxis Long/Short Healthcare Fund

Performance Overview

The class A shares of the Pyxis Long/Short Healthcare Fund (the “Fund) posted a return of 9.69% for the three year period ended June 30, 2012. That was below the return of the Fund’s benchmark, the S&P 500 Healthcare Index (the “Index”), which returned 15.43% over the same period. Since inception through June 30 2012, the Fund’s Class A shares annualized return is 6.15% and the Fund’s benchmark, the S&P 500 Healthcare Index annualized return is 6.97%. During the same period, the Fund’s Class A shares annualized standard deviation is 13.69% and the Fund’s benchmark, the S&P 500 Healthcare Index annualized standard deviation is 16.06%

Manager’s Discussion

The Fund’s objective is to seek long-term capital appreciation. In the three year period ended June 30, 2012 and also since inception, we believe we achieved this objective. The table below presents the monthly performance of the Fund from Inception through June 30, 2012:

Year	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	YTD
2008						-0.2%	0.4%	2.9%	10.5%	5.4%	-4.8%	-0.2%	13.9%
2009	-2.0%	-1.2%	-8.9%	-1.5%	-2.3%	0.4%	0.9%	-0.7%	-1.4%	-0.5%	2.1%	14.5%	-2.2%
2010	0.0%	3.6%	1.3%	-0.6%	0.5%	-1.2%	0.5%	2.0%	2.4%	-2.6%	0.6%	7.2%	14.0%
2011	0.9%	-0.3%	0.5%	5.5%	4.6%	3.2%	-0.6%	-7.1%	0.3%	2.4%	-1.9%	-1.1%	5.8%
2012	-1.1%	0.3%	3.0%	-2.5%	-7.1%	2.9%							-4.7%

The Fund grew 23% over the twelve month period ended June 30, 2011. The Fund had net assets of approximately $43.5 million as of June 30, 2011 and ended the twelve month period on June 30, 2012 with net assets of $53.3 million. During the period long positions outperformed short positions. As of June 30, 2012, the Fund was invested in 61 long positions and 40 short positions. This resulted in a gross exposure of 134% and a net exposure of 29% for the Portfolio.

The Fund overlays a top down, macro view with a bottom up, fundamental long-short stock-picking strategy. Investments are made across the entire healthcare sector. The team uses academic, legislative and healthcare industry resources to pursue high absolute and risk-adjusted returns over an equity market cycle by managing a high alpha1, low beta portfolio, while minimizing volatility and drawdowns compared to traditional equity markets.

Three focus areas of the investment philosophy follow:

Limited Market Exposure: Significant attention to short opportunities. The event-driven downside potential in healthcare stocks presents attractive opportunity to add alpha through short selling.

Opportunity Driven Investments: Investments are made when we have an edge and our view is differentiated from market expectations.

Bottom-up Approach: Intensive healthcare industry and company research to identify both the best in class companies within each subsector, and short selling opportunities within companies with deteriorating fundamentals.

In the intermediate term, the healthcare sector is approaching an acute period of political and policy changes. The Manager operates at the nexus of finance, science and policy in order to make investments in the healthcare sector. Towards the end of 2012 and extending well into 2013, The United States will have the mid-term elections, Presidential election, expiration of the doc fix, expiration of employer tax cuts, expiration of Bush era tax cuts, expiration of unemployment benefits and most importantly, the pending fiscal cliff. Healthcare is about to go through a period that the Manager feels will continue to demonstrate the Fund differentiation and competitive advantages.

In the long term, we believe that the healthcare sector may be particularly well suited for a long/short strategy, as we believe that we are in the midst of the most significant structural change to the healthcare sector since the 1965 enactment of Medicare and Medicaid. It is our expectation that implementation of healthcare reform over the next 3-5 years and beyond will create a number of winners and losers. We believe there is a rationale for long exposure to the healthcare sector given that healthcare is 17% of the Gross Domestic Product (“GDP”), has grown as a percentage of GDP every year since 1997, and may provide defensive exposure to the macro economy. However, the healthcare sector also faces a unique and persistent set of challenges in the form of government reimbursement, the FDA, government reform, clinical trials and the practice of separating good science and bad science. We believe a portfolio should have both long and short exposure in order to capture the full investment potential in the healthcare sector.

Thank you for your continued participation in the Fund. We look forward to serving your future investment needs.

Michael D. Gregory

Portfolio Manager

[1]	Measures a manager’s contribution to performance due to security selection or market timings relative to the index.

Current	and future portfolio holdings are subject to change and risk.

4	Annual Report

PORTFOLIO MANAGER COMMENTARY

June 30, 2012	Pyxis Floating Rate Opportunities Fund

Pyxis Floating Rate Opportunities Fund - Class A

Growth of Hypothetical $10,000 Investment

All dividends and capital gains are reinvested. Indexes are unmanaged and do not take into account fees, expenses or other costs.

Returns shown in the chart and table do not reflect taxes that a shareholder would pay on Fund distributions or on the sale of the Fund shares.

The Fund is non-diversified and may invest a larger portion of its assets in the securities of fewer issuers than if the Fund was diversified. Floating rate funds present special financial risks and are considered to have speculative characteristics. Senior loans are subject to risk of non-payment of scheduled interest and/or principal. Please refer to Note 13, Disclosure of Significant Risks and Contingencies, for more information.

Average Annual Total Returns
	Class A		Class B		Class C		Class Z
	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge

Year Ended June 30, 2012	2.52%	-1.02%	2.01%	-1.17%	2.01%	1.03%	2.73%	n/a
Five Year	-5.07%	-5.73%	-5.42%	-5.56%	-5.54%	-5.54%	-4.76%	n/a
Ten Year	1.95%	1.58%	1.66%	1.66%	1.44%	1.44%	2.29%	n/a

“Without Sales Charge” returns do not include sales charges or contingent deferred sales charges (“CDSC”). “With Sales Charge” returns reflect the maximum sales charge of 3.50% on Class A Shares and the maximum CDSC for Class B shares is 3.25%. The CDSC on Class C Shares is 1.00% within the first year for each purchase; there is no CDSC on Class C Shares thereafter. A 2.00% redemption fee will be charged if Fund shares are redeemed or exchanged within the first two months of purchase.

The performance data quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s share when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit our website at www.pyxisais.com.

The gross expense ratio as reported in the Fund’s prospectus was as follows: Class A: 2.65%, Class B: 3.00%, Class C: 3.15% and Class Z: 2.30%.

Annual Report	5

PORTFOLIO MANAGER COMMENTARY

June 30, 2012	Pyxis Floating Rate Opportunities Fund

Dear Shareholders:

Q: How has the Pyxis Floating Rate Opportunities Fund (the “Fund”) performed?

A: For the twelve month period ended June 30, 2012, the Fund’s Class A Shares returned 2.52%. The Fund’s benchmark, the Credit Suisse Leveraged Loan Index (the “Index”), was 3.33% for the period, and the Lipper Loan Open Ended Participation Loan Category average, returned 3.30% for the period. During this same time period, the Standard & Poor’s (S&P) 500 Index returned 5.45%.

Q: What was the investment environment like for corporate bank loans during the period?

A: The twelve months ending June 30, 2012 marked a period of volatility for the leveraged loan market, but also one of resiliency with the Index returning 3.33% over the time period. During the second half of 2011 the Index experienced a -1.47% decline, the majority of which came from a -4.16% return in August. However, in January 2012 the Index returned 2.00% en route to a strong 4.52% return for the six months ending June 30, 2012. The average bid for the Index began the twelve month period at 95.07 and finished June 30, 2012 lower at 94.29.

Q: How is the Fund currently positioned?

A: As of June 30, 2012, the Fund is approximately 81.1% loans, 6.5% structured products, 6.4% other corporate debt and 6.0% equities, as a percentage of investments. With regards to diversification, the Fund is currently invested in approximately 27 industries and 131 issuers. In terms of credit quality, at June 30, 2012 the Fund is allocated 27% BB, 48% single-B and less than 9% allocated towards CCC or below.

Q: What is your outlook?

A: The challenges present in the macro economy (softness in the U.S. economy, impending fiscal cliff and uncertainty in Europe to name a few) lead us toward a view that the capital markets will continue to exhibit volatility through the remainder of 2012. However, relative to the equity and high yield bond markets we believe that the leveraged loan asset class offers a more attractive risk-return profile and should experience lower volatility. We view market credit spreads as being attractive in the context of estimated default rates in the range of 1-2% for 2012-20131 and the anticipation for a low growth environment. The Fund seeks to take advantage of the volatility in the leveraged loan market through rigorous fundamental credit analysis and by remaining flexible to allocate capital where opportunities are present in the market.

We thank you for your investment in the Fund.

Greg Stuecheli, CFA

Partner & Senior

Portfolio Manager

Greg Stuecheli has been a portfolio manager of the Pyxis Floating Rate Opportunities Fund since inception and its predecessor funds since December 31, 2008.

Funds that invest in floating rate loan investments present financial risks. Defaults on the loans in the portfolio could reduce the Fund’s net asset value and its distributions, as could nonpayment of scheduled interest and principal. Prepayment of principal by a borrower could mean the Fund’s managers have to replace the loan with a lower-yielding security, which could affect the valuation of the portfolio’s holdings.

[1]	Credit Suisse Mid-Year 2012 U.S. Leveraged Finance Outlook

Current	and future portfolio holdings are subject to change and risk.

6	Annual Report

FUND PROFILE (unaudited)

Pyxis Long/Short Equity Fund

Objective

Pyxis Long/Short Equity Fund seeks consistent, above-average total returns primarily through capital appreciation, while also attempting to preserve capital and mitigate risk through hedging activities.

Net Assets as of June 30, 2012

$723.1 million

Portfolio Data as of June 30, 2012

The information below provides a snapshot of Pyxis Long/Short Equity Fund at the end of the reporting period. Pyxis Long/Short Equity Fund is actively managed and the composition of its portfolio will change over time.

Sectors as of 06/30/12 (%)*	Long Exposure	Short Exposure	Net Exposure
Consumer Discretionary	16.5	(7.5)	9.0
Consumer Staples	0.8	(0.3)	0.5
Energy	3.1	(1.2)	1.9
Financial	9.4	(1.6)	7.8
Healthcare	6.7	(2.6)	4.1
Industrials	7.7	(2.6)	5.1
Information Technology	20.1	(9.9)	10.2
Materials	—	(1.7)	(1.7)
Telecommunication Services	7.4	(0.9)	6.5
Other	—	(1.2)	(1.2)

Top 5 Holdings as of 06/30/12 (%)* Long Securities		Short Securities
Alliance Data Systems Corp.	5.5	MICROS Systems, Inc.	(1.6)
Apple, Inc.	4.5	Rackspace Hosting, Inc.	(1.4)
Citrix Systems, Inc.	3.3	VMware, Inc., Class A	(1.1)
SBA Communications Corp., Class A	3.0	Polaris Industries, Inc.	(1.0)
Norfolk Southern Corp.	2.8	McDonald’s Corp.	(1.0)

The Fund’s investment activities involve a significant degree of risk such as short sales which theoretically involve unlimited loss potential. The Fund is non-diversified and may invest a larger portion of its assets in the securities of fewer issuers than if the Fund was diversified.

Please refer to Note 13, Disclosure of Significant Risks and Contingencies, for more information.

*	Long and short securities are calculated as a percentage of total net assets.

Annual Report	7

FUND PROFILE (unaudited)

Pyxis Long/Short Healthcare Fund

Objective

Pyxis Long/Short Healthcare Fund seeks long-term capital appreciation.

Net Assets as of June 30, 2012

$53.3 million

Portfolio Data as of June 30, 2012

The information below provides a snapshot of Pyxis Long/Short Healthcare Fund at the end of the reporting period. Pyxis Long/Short Healthcare Fund is actively managed and the composition of its portfolio will change over time.

Sectors as of 06/30/12 (%)*	Long Exposure	Short Exposure	Net Exposure
Healthcare:
Healthcare Equipment	19.9	(9.8)	10.1
Pharmaceuticals	16.7	(6.8)	9.9
Biotechnology	8.6	(15.2)	(6.6)
Healthcare Technology	7.6	0.0	7.6
Life Sciences Tools & Services	7.0	(6.7)	0.3
Managed Healthcare	7.0	(1.2)	5.8
Healthcare Facilities	4.6	(3.0)	1.6
Healthcare Services	3.5	(5.1)	(1.6)
Healthcare Supplies	3.5	(3.9)	(0.4)
Consumer Discretionary	3.2	0.0	3.2
Consumer Staples	1.3	0.0	1.3
Materials	0.0	(1.2)	(1.2)

Top 5 Holdings as of 06/30/12 (%)* Long Securities		Short Securities
Genesys Ventures IA, L.P.	3.3	Threshold Pharmaceuticals, Inc.	(2.8)
NuVasive, Inc.	3.1	STERIS Corp.	(2.5)
AstraZeneca PLC, SP ADR	3.0	Seattle Genetics, Inc.	(2.2)
Merck & Co., Inc.	3.0	Cooper Co., Inc. (The)	(2.2)
PAREXEL International Corp.	2.9	Valeant Pharmaceuticals International, Inc.	(2.1)

The Fund’s investment activities involve a significant degree of risk such as short sales which theoretically involve unlimited loss potential. The Fund is non-diversified and may invest a larger portion of its assets in the securities of fewer issuers than if the Fund was diversified.

The Fund’s performance largely depends on the healthcare industry and is susceptible to economic, political and regulatory risks.

Please refer to Note 13, Disclosure of Significant Risks and Contingencies, for more information.

*	Long and short securities are calculated as a percentage of total net assets.

8	Annual Report

FUND PROFILE (unaudited)

Pyxis Floating Rate Opportunities Fund

Objective

Pyxis Floating Rate Opportunities Fund seeks to provide a high level of current income, consistent with preservation of capital.

Net Assets as of June 30, 2012

$550.5 million

Portfolio Data as of June 30, 2012

The information below provides a snapshot of Pyxis Floating Rate Opportunities Fund at the end of the reporting period. Pyxis Floating Rate Opportunities Fund is actively managed and the composition of its portfolio will change over time.

Floating rate loan investments present special financial risks. Defaults on the loans, nonpayment and prepayment of principal could affect the valuation of the portfolio’s holdings.

Short sales theoretically involve unlimited loss potential since the market price of securities sold short may continuously increase.

The Fund’s ability to invest in high-yield debt securities (or junk securities) generally subjects the Fund to greater risk. The use of leverage involves certain risks, such as greater volatility of the NAV of the Fund’s shares and the nonpayment of dividends.

Quality Breakdown as of 6/30/12 (%)*
A	0.8
BBB	1.6
BB	28.7
B	51.6
CCC	8.8
D	0.3
Not Rated	8.2

Top 5 Sectors as of 06/30/12 (%)*
Broadcasting	14.6
Service	14.4
Healthcare	12.2
Financial	8.8
Chemicals	8.7

Top 10 Holdings as of 06/30/12 (%)*
CCS Medical, Inc. (Senior Loans)	5.3
US Airways Group, Inc. (Senior Loans)	3.2
Sabre, Inc. (Senior Loans)	3.1
Young Broadcasting Holding Co., Inc., Class A (Common Stock)	3.0
Texas Competitive Electric Holdings Co., LLC (Senior Loans)	3.0
Travelport, LLC (Senior Loans)	2.8
Metro-Goldwyn-Mayer, Inc., Class A (Common Stock)	2.3
Univision Communications, Inc. (Senior Loans)	2.3
Tervita Corp. (Senior Loans)	2.1
All3Media Intermediate Ltd. (Senior Loans)	1.8

The Fund is non-diversified and may invest a larger portion of it’s assets in the securities of fewer issuers than if the Fund was diversified.

Please refer to Note 13, Disclosure of Significant Risks and Contingencies, for more information.

*	Quality is calculated as a percentage of total senior loans, asset-backed securities and corporate notes and bonds. Sectors and holdings are calculated as a percentage of total net assets. The quality ratings reflected were issued by Standard & Poors, a nationally recognized statistical rating organization. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). Quality ratings reflect the credit quality of the underlying bonds in the Fund’s portfolio and not that of the Fund itself. Quality Ratings are subject to change.

Annual Report	9

FINANCIAL STATEMENTS

June 30, 2012

A guide to understanding each Fund’s financial statements

Investment Portfolio	The Investment Portfolio details each of the Fund’s holdings and their market value as of the last day of the reporting period. Portfolio holdings are organized by type of asset and industry to demonstrate areas of concentration and diversification.

Statement of Assets and Liabilities	This statement details each Fund’s assets, liabilities, net assets and share price for each share class as of the last day of the reporting period. Net assets are calculated by subtracting all of a Fund’s liabilities (including any unpaid expenses) from the total of the Fund’s investment and non-investment assets. The net asset value per share for each class is calculated by dividing net assets allocated to that share class by the number of shares outstanding in that class as of the last day of the reporting period.

Statement of Operations	This statement reports income earned by each Fund and the expenses incurred by each Fund during the reporting period. The Statement of Operations also shows any net gain or loss a Fund realized on the sales of its holdings during the period as well as any unrealized gains or losses recognized over the period. The total of these results represents a Fund’s net increase or decrease in net assets from operations.

Statement of Changes in Net Assets	This statement details how each Fund’s net assets were affected by its operating results, distributions to shareholders and shareholder transactions (e.g., subscriptions, redemptions and distribution reinvestments) during the reporting period. The Statement of Changes in Net Assets also details changes in the number of shares outstanding.

Statement of Cash Flows	This statement reports net cash and foreign currency, excluding restricted cash, provided or used by operating, investing and financing activities and the net effect of those flows on cash and foreign currency during the period.

Financial Highlights	The Financial Highlights demonstrate how each Fund’s net asset value per share was affected by the Fund’s operating results. The Financial Highlights also disclose the classes’ performance and certain key ratios (e.g., net expenses and net investment income as a percentage of average net assets).

Notes to Financial Statements	These notes disclose the organizational background of the Funds, certain of their significant accounting policies (including those surrounding security valuation, income recognition and distributions to shareholders), federal tax information, fees and compensation paid to affiliates and significant risks and contingencies.

10	Annual Report

INVESTMENT PORTFOLIO

As of June 30, 2012	Pyxis Long/Short Equity Fund

Shares		Value ($)
Common Stocks - 71.7%

CONSUMER DISCRETIONARY - 16.5%
560,099	CBS Corp., Class B	18,360,045
563,000	Dunkin’ Brands Group, Inc. (b)	19,333,420
59,188	Genesco, Inc. (a)	3,560,158
804,548	Imax Corp. (Canada) (a)(b)	19,333,289
315,700	Jack in the Box, Inc. (a)	8,801,716
410,164	Life Time Fitness, Inc. (a)	19,076,728
240,000	Mattress Firm Holding Corp. (a)(b)	7,274,400
214,400	Michael Kors Holdings, Ltd. (Hong Kong) (a)	8,970,496
4,406,400	Sirius XM Radio, Inc. (a)	8,151,840
159,856	SodaStream International, Ltd. (Isreal) (a)	6,549,300

		119,411,392

CONSUMER STAPLES—0.8%
103,402	Hain Celestial Group, Inc. (a)	5,691,246

ENERGY—3.1%
56,400	Anadarko Petroleum Corp.	3,733,680
46,000	Concho Resources, Inc. (a)	3,915,520
79,400	Energy XXI Bermuda, Ltd. (Bermuda)	2,484,426
659,500	McMorRan Exploration Co. (a)(b)	8,355,865
45,338	Pioneer Natural Resouces Co.	3,999,265

		22,488,756

FINANCIAL—9.4%
293,520	Alliance Data Systems Corp. (a)(b)	39,625,200
572,200	Corelogic, Inc. (a)	10,476,982
301,200	Euronet Worldwide, Inc. (a)	5,156,544
381,000	Wells Fargo & Co.	12,740,640

		67,999,366

HEALTH CARE—6.7%
33,644	Alere, Inc. (a)	654,039
103,900	Cerner Corp. (a)	8,588,374
519,901	HealthSouth Corp. (a)	12,092,897
194,000	NuVasive, Inc. (a)	4,919,840
563,500	Pfizer, Inc.	12,960,500
173,800	Thermo Fisher Scientific, Inc.	9,021,958

		48,237,608

INDUSTRIALS—7.7%
422,618	AerCap Holdings NV (Netherlands) (a)	4,767,131
290,040	BE Aerospace, Inc. (a)	12,663,147
152,200	Geo Group, Inc. (a)	3,457,984
278,300	Norfolk Southern Corp.	19,973,591
333,199	Pendrell Corp. (a)	373,183
358,100	Polypore International, Inc. (a)(b)	14,463,659

		55,698,695

INFORMATION TECHNOLOGY—20.1%
55,836	Apple, Inc. (a)(c)	32,608,224
314,309	Cavium, Inc. (a)(b)	8,800,652
501,700	Ciena Corp. (a)(b)	8,212,829
288,200	Citrix Systems, Inc. (a)	24,191,508
271,363	Cognizant Technology Solutions Corp., Class A (a)	16,281,780

Shares		Value ($)

INFORMATION TECHNOLOGY (continued)
207,500	Intuit, Inc.	12,315,125
115,602	Linkedin Corp., Class A (a)(b)	12,285,025
269,026	Magnachip Semiconductor Corp. (a)	2,563,818
224,400	Microsoft Corp.	6,864,396
272,800	Monolithic Power Systems, Inc. (a)	5,420,536
100,000	Red Hat, Inc. (a)	5,648,000
570,600	Web.Com Group, Inc. (a)	10,453,392

		145,645,285

TELECOMMUNICATION SERVICES—7.4%
63,782	Equinix, Inc. (a)(b)	11,203,308
374,759	SBA Communications Corp., Class A (a)(b)	21,380,000
3,854,400	Sprint Nextel Corp. (a)	12,565,344
310,000	tw telecom, Inc. (a)(b)	7,954,600

		53,103,252

	Total Common Stocks (Cost $494,364,767)	518,275,600

Contracts

Purchased Call Options (a)—0.0%

ENERGY—0.0%
901	Pioneer Natural Resources, Strike Price $95.00, Expiration 07/21/12	112,625

	Total Purchased Call Options (Cost $304,511)	112,625

Shares

Registered Investment Company—23.1%
166,819,372	Federated Prime Obligations Fund (c)	166,819,372

	Total Registered Investment Company (Cost $166,819,372)	166,819,372

Total Investments—94.8%		685,207,597

(Cost of $661,488,650) (d)

$263,889,138 in cash was segregated or on deposit with the brokers to cover investments sold short as of June 30, 2012 and is included in “Other Assets & Liabilities, Net”:

Short Sales - (29.5)%

CONSUMER DISCRETIONARY - (7.5)%
158,600	BJ’s Restaurants, Inc. (e)	(6,026,800)
162,010	Brunswick Corp.	(3,599,862)
24,600	Children’s Place Retail Stores, Inc. (e)	(1,225,818)
237,550	Cinemark Holdings, Inc.	(5,428,017)
33,900	Finish Line, Inc., Class A	(708,849)
72,000	Focus Media Holding, Ltd., ADR	(1,690,560)
171,200	HomeAway, Inc. (e)	(3,721,888)
26,700	LKQ Corp. (e)	(891,780)
80,300	McDonald’s Corp.	(7,108,959)
107,100	Omnicom Group, Inc.	(5,205,060)
256,000	Pandora Media, Inc. (e)	(2,782,720)
104,500	Polaris Industries, Inc.	(7,469,660)
20,500	Ralph Lauren Corp.	(2,871,230)

See accompanying Notes to Financial Statements.	11

INVESTMENT PORTFOLIO (continued)

As of June 30, 2012	Pyxis Long/Short Equity Fund

Shares		Value ($)
Short Sales (continued)

CONSUMER DISCRETIONARY (continued)
61,700	SPDR S&P Retail, ETF	(3,645,853)
41,400	Starbucks Corp.	(2,207,448)

		(54,584,504)

CONSUMER STAPLES—(0.3)%
29,100	Mead Johnson Nutrition Co.	(2,342,841)

ENERGY—(1.2)%
127,624	SPDR S&P Oil & Gas Exploration & Production, ETF	(6,432,250)
125,000	United States Natural Gas Fund LP, ETF (e)	(2,411,250)

		(8,843,500)

FINANCIAL—(1.6)%
90,000	American Tower Corp., REIT	(6,291,900)
111,500	Equifax, Inc.	(5,195,900)

		(11,487,800)

HEALTHCARE—(2.6)%
18,300	Agilent Technologies, Inc.	(718,092)
66,500	Allergan, Inc.	(6,155,905)
60,200	Healthcare Services Group, Inc.	(1,166,676)
57,400	Life Technologies Corp. (e)	(2,582,426)
131,570	MAKO Surgical Corp. (e)	(3,369,508)
47,700	Stericycle, Inc. (e)	(4,372,659)

		(18,365,266)

INDUSTRIALS—(2.6)%
200,000	ACCO Brands Corp. (e)	(2,068,000)
191,473	Air Lease Corp. (e)	(3,712,661)
75,000	Generac Holdings, Inc. (e)	(1,804,500)
43,200	JB Hunt Transport Services, Inc.	(2,574,720)
47,300	Pall Corp.	(2,592,513)
43,500	Sherwin-Williams Co.	(5,757,225)

		(18,509,619)

INFORMATION TECHNOLOGY—(9.9)%
89,800	Accenture PLC, Class A (Ireland)	(5,396,082)
55,900	Adobe Systems, Inc. (e)	(1,809,483)
128,678	Altera Corp.	(4,354,464)
170,000	Booz Allen Hamilton Holding Corp.	(2,597,600)
139,100	Facebook, Inc., Class A (e)	(4,328,792)
53,140	Informatica Corp. (e)	(2,251,010)
109,100	Intel Corp.	(2,907,515)
149,400	Marvell Technology Group Ltd. (Bermuda)	(1,685,232)
225,900	MICROS Systems, Inc. (e)	(11,566,080)
150,800	Qihoo 360 Technology Co., Ltd., ADR (e)	(2,607,332)
237,100	Rackspace Hosting, Inc. (e)	(10,418,174)
46,000	Seagate Technology PLC (Ireland)	(1,137,580)
111,870	Synaptics, Inc. (e)	(3,202,838)
330,000	Telefonaktiebolaget LM Ericsson, SP ADR	(3,012,900)
67,500	Verisign, Inc. (e)	(2,940,975)
87,690	VMware, Inc., Class A (e)	(7,983,298)
156,900	Volterra Semiconductor Corp. (e)	(3,679,305)

		(71,878,660)

Shares		Value ($)

MATERIALS—(1.7)%
75,800	Compass Minerals International, Inc.	(5,782,024)
395,622	Kronos Worldwide, Inc.	(6,246,871)

		(12,028,895)

OTHER—(1.2)%
59,769	iShares Russell Midcap Index Fund, ETF	(6,297,262)
11,900	SPDR S&P Midcap 400 Trust, ETF	(2,038,470)

		(8,335,732)

TELECOMMUNICATION SERVICES—(0.9)%
89,400	Digital Reality Trust, Inc., REIT	(6,711,258)

	Total Investments sold short (Proceeds $213,679,305)	(213,088,075)

Other Assets & Liabilities, Net - 34.7%		250,958,840

Net Assets - 100.0%		723,078,362

(a)	Non-income producing security.
(b)	Securities (or a portion of securities) on loan. As of June 30, 2012, the market value of securities loaned was $102,488,771. The loaned securities were secured with cash collateral of $102,682,168. Collateral is calculated based on prior day’s prices.
(c)	All or part of this security is pledged as collateral for short sales.
(d)	Cost for U.S. Federal income tax purposes is $672,476,250.
(e)	No dividend payable on security sold short.

ADR	American Depositary Receipt
ETF	Exchange Traded Fund
PLC	Public Limited Company
REIT	Real Estate Investment Trust
SP ADR	Sponsored American Depositary Receipt
SPDR	Standard & Poor’s Depositary Receipts

Transactions in written options for the year ended June 30, 2012 were as follows:

	Number of Contracts	Premium
Outstanding, June 30, 2011	—	$—
Call Options Written	2,430	392,148
Put Options Written	7,212	659,885
Call Options Closed	(930)	(215,478)
Put Options Closed	(500)	(70,347)
Call Options Expired	(1,500)	(176,671)
Put Options Expired	(6,262)	(501,987)
Put Options Exercised	(450)	(87,550)
Outstanding, June 30, 2012	—	$—

12	See accompanying Notes to Financial Statements.

INVESTMENT PORTFOLIO

As of June 30, 2012	Pyxis Long/Short Healthcare Fund

Principal ($)		Value ($)
US Senior Loans (a) - 1.5%

HEALTHCARE - 1.5%

Healthcare Services - 1.5%
400,000	CNS Response, Inc., Term Loan, 9.0%, 02/25/13 (b) (c)	400,000
400,000	CNS Response, Inc., Term Loan, 9.0%, 11/11/13 (b)(c)	400,000

		800,000

	Total US Senior Loans (Cost $800,000)	800,000

Shares

Common Stocks - 77.2%

CONSUMER DISCRETIONARY - 3.2%
15,870	GNC Holdings, Inc., Class A (d)	622,104
61,732	Stewart Enterprises, Inc. Class A (d)	440,766
11,839	Vitamin Shoppe, Inc. (d) (e)	650,316

		1,713,186

CONSUMER STAPLES - 1.3%
23,478	Walgreen Co.	694,479

HEALTHCARE - 72.7%

Biotechnology - 8.1%
261,073	ACADIA Pharmaceuticals, Inc. (e)	459,488
38,142	Addex Pharmaceuticals, Ltd. (e)	332,055
93,513	Alnylam Pharmaceuticals, Inc. (e)	1,091,297
34,039	Amarin Corp. PLC ADR (e)	492,204
400,000	AVI BioPharma, Inc.	250,400
6,799	Biogen Idec, Inc. (e)	981,640
50,033	Galectin Therapeutics, Inc. (e)	102,568
110,618	Orexigen Therapeutics, Inc. (e)	612,824

		4,322,476

Healthcare Equipment - 19.9%
25,079	ArthroCare Corp. (d)(e)	734,313
12,286	Baxter International, Inc. (d)	653,001
1,068,076	Genesys Ventures IA, L.P. (b)(c)(e)	1,783,687
10,199	IDEXX Laboratories, Inc. (f)	980,430
2,120	Intuitive Surgical, Inc. (d)(e)	1,174,035
36,991	Natus Medical, Inc.	429,835
64,565	NuVasive, Inc. (d)(e)	1,637,368
11,914	Orthofix International NV (e)	491,452
17,003	Stryker Corp. (Canada) (d)	936,865
45,893	Tornier NV (d)	1,028,921
25,529	Volcano Corp. (e)	731,406

		10,581,313

Healthcare Facilities - 4.6%
27,401	Acadia Healthcare Co., Inc. (d)(e)	480,614
119,639	Adcare Health Systems, Inc. (e)	440,271
70,292	VCA Antech, Inc. (e)	1,545,018

		2,465,903

Shares		Value ($)

Healthcare Services - 1.7%
22,698	CNS Response, Inc. (b) (e)	77,742
8,487	DaVita, Inc. (d) (e)	833,508

		911,250

Healthcare Supplies - 3.5%
56,556	Endologix, Inc. (d) (e)	873,225
9,394	Haemonetics Corp. (d) (e)	696,189
107,407	TranS1, Inc. (e)	266,369

		1,835,783

Healthcare Technology - 7.6%
84,820	Allscripts Healthcare Solutions, Inc. (d)(e)	927,083
16,698	Computer Programs and System, Inc. (d)	955,460
43,438	HealthStream, Inc. (d) (e)	1,129,388
10,519	SXC Health Solutions Corp. (e) (f)	1,043,590

		4,055,521

Life Sciences Tools & Services - 6.6%
46,620	ICON PLC, SP ADR (d) (e)	1,050,349
55,221	PAREXEL International Corp. (d) (e)	1,558,889
128,660	ShangPharma Corp. ADR (d) (e)	876,175

		3,485,413

Managed Healthcare - 7.0%
42,558	Health Net, Inc. (e)	1,032,883
14,270	Humana, Inc. (d)	1,105,069
84,822	Metropolitan Health Networks, Inc. (d) (e)	811,747
11,893	WellPoint, Inc.	758,654

		3,708,353

Pharmaceuticals - 13.7%
35,945	AstraZeneca PLC, SP ADR (d)	1,608,539
46,752	Endo Pharmaceuticals Holdings, Inc. (e)	1,448,377
143,680	Endocyte, Inc. (d) (e) (f)	1,181,050
37,762	Merck & Co., Inc. (d)	1,576,563
52,147	Vivus, Inc. (f)	1,488,275

		7,302,804

		38,668,816

	Total Common Stocks (Cost $39,424,916)	41,076,481

Contracts

Purchased Put Options - 0.1%

HEALTHCARE - 0.1%

Biotechnology - 0.1%
867	Protalix Biotherapeutics, Inc., Strike Price $6.00, Expiration 07/21/12	39,015

	Total Purchased Put Options (Cost $18,240)	39,015

See accompanying Notes to Financial Statements.	13

INVESTMENT PORTFOLIO (continued)

As of June 30, 2012	Pyxis Long/Short Healthcare Fund

Units		Value ($)
Warrants - 4.2%

HEALTHCARE - 4.2%

Life Sciences Tools & Services - 0.5%
177,478	Delcath Systems, Inc., Expiration 05/25/17 (c)	177,371
40,000	Pluristem Therapeutics, Inc., Expiration 01/27/16 (c)	35,544
30,000	pSivida Corp., Expiration 01/19/16 (c)	23,472

		236,387

Biotechnology - 0.4%
94,204	Discovery Laboratories, Inc., Expiration 02/16/16 (c)	98,669
137,950	Galectin Therapeutics, Inc., Expiration 03/28/17	57,939
121,816	MediciNova, Inc., Expiration 03/24/16 (c)	73,138

		229,746

Pharmaceuticals - 3.0%
37,955	ADVENTRX Pharamceuticals, Inc., Expiration 01/07/16 (c)	3,124
521,727	Neostem, Inc., Expiration 07/19/16 (c)	79,198
271,081	Threshold Pharmaceuticals, Inc., Expiration 03/11/16 (c)	1,532,177

		1,614,499

Healthcare Services - 0.3%
66,667	CNS Response, Inc., Expiration 02/25/18 (b)(c)	87,720
66,667	CNS Response, Inc., Expiration 11/09/17 (b)(c)	85,600

		173,320

	Total Warrants (Cost $128,508)	2,253,952

Total Investments - 83.0%		44,169,448

(Cost of $40,371,664) (h)

$25,521,231 in cash was segregated or on deposit with the brokers to cover instruments sold short as of June 30, 2012 and is included in “Other Assets & Liabilities, Net”:

Shares

Short Sales - (52.9)%

HEALTHCARE - (51.7)%

Biotechnology - (15.2)%
16,937	Acorda Therapeutics, Inc. (g)	(399,036)
1,612	Alexion Pharmaceuticals, Inc. (g)	(160,072)
7,414	Amgen, Inc.	(541,519)
25,000	ImmunoCellular Therapeutics Ltd. (g)	(93,750)
21,425	Incyte Corp.	(486,348)
12,749	Infinity Pharmaceuticals, Inc. (g)	(172,876)

Shares		Value ($)

Biotechnology (continued)
42,517	Ironwood Pharmaceuticals, Inc. (g)	(585,884)
37,977	Momenta Pharmaceuticals, Inc. (g)	(513,449)
152,248	Oncolytics Biotech, Inc.	(505,463)
30,664	Progenics Pharmaceuticals, Inc. (g)	(299,894)
126,000	Protalix BioTherapeutics, Inc. (g)	(721,980)
46,757	Seattle Genetics, Inc.	(1,187,160)
39,519	Spectrum Pharmaceuticals, Inc. (g)	(614,916)
9,099	Synageva BioPharma Corp. (g)	(369,055)
198,300	Threshold Pharmaceuticals, Inc. (g)	(1,467,420)

		(8,118,822)

Healthcare Equipment - (9.8)%
11,049	Edwards Lifesciences Corp. (g)	(1,141,362)
23,678	Medtronic, Inc.	(917,049)
22,142	Mindray Medical International, Ltd. ADR (Canada)	(670,681)
42,992	STERIS Corp.	(1,348,659)
18,692	Varian Medical Systems, Inc. (g)	(1,135,913)

		(5,213,664)

Healthcare Facilities - (3.0)%
19,564	Community Health Systems, Inc.	(548,379)
34,024	HCA Holdings, Inc. (g)	(1,035,350)

		(1,583,729)

Healthcare Services - (5.1)%
8,512	Air Methods Corp. (g)	(836,304)
29,815	Amedisys, Inc. (g)	(371,197)
12,768	MEDNAX, Inc. (g)	(875,119)
21,128	Omnicare, Inc.	(659,827)

		(2,742,447)

Healthcare Supplies - (3.9)%
14,430	Cooper Co., Inc. (The)	(1,150,937)
4,672	Neogen Corp. (g)	(215,846)
13,579	West Pharmaceutical Services, Inc.	(685,604)

		(2,052,387)

Life Sciences Tools & Services - (6.7)%
76,615	Bruker Corp. (g)	(1,019,746)
26,324	Illumina, Inc. (g)	(1,063,226)
16,466	Luminex Corp.	(403,252)
6,807	Mettler-Toledo International, Inc. (g)	(1,060,871)

		(3,547,095)

Managed Healthcare - (1.2)%
21,279	Centene Corp. (g)	(641,775)

Pharmaceuticals - (6.8)%
18,467	Forest Laboratories, Inc. (g)	(646,160)
26,383	Hospira, Inc. (g)	(922,877)
9,778	Questcor Pharmaceuticals, Inc. (g)	(520,581)
4,590	Shire PLC, ADR	(396,530)
25,496	Valeant Pharmaceuticals International, Inc. (g)	(1,141,966)

		(3,628,114)

		(27,528,033)

14	See accompanying Notes to Financial Statements.

INVESTMENT PORTFOLIO (continued)

As of June 30, 2012	Pyxis Long/Short Healthcare Fund

Shares		Value ($)
MATERIALS - (1.2)%
8,499	Sigma-Aldrich Corp.	(628,331)

	Total Investments sold short (Proceeds $27,254,939)	(28,156,364)

Other Assets & Liabilities, Net - 69.9%		37,238,777

Net Assets - 100.0%		53,251,861

(a)	Senior loans (also called bank loans, leveraged loans, or floating rate loans) in which the Pyxis Long/Short Healthcare Fund invests generally pay interest at rates which are periodically determined by reference to a base lending rate plus a spread. (Unless otherwise identified, all senior loans carry a variable rate interest.) These base lending rates are generally (i) the Prime Rate offered by one or more major United States banks, (ii) the lending rate offered by one or more European banks such as the London Interbank Offered Rate (“LIBOR”) or (iii) the Certificate of Deposit rate. Rate shown represents the weighted average rate at June 30, 2012. Senior loans, while exempt from registration under the Securities Act of 1933 (the “1933 Act”), contain certain restrictions on resale and cannot be sold publicly. Senior secured floating rate loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturity shown.
(b)	Affiliated issuer. Assets with a total aggregate market value of $2,834,749, or 5.3% of net assets, were affiliated with the Fund as of June 30, 2012. See Note 11.
(c)	Represents fair value as determined by the Fund’s Board of Trustees (the “Board”), or its designee in good faith, pursuant to the policies and procedures approved by the Board. Securities with a total aggregate market value of $4,779,700, or 9.0% of net assets, were valued under the Fund’s Board fair value procedures as of June 30, 2012.
(d)	All or part of this security is pledged as collateral for short sales.
(e)	Non-income producing security.
(f)	Securities (or a portion of securities) on loan. As of June 30, 2012, the market value of securities loaned was $3,101,678. The loaned securities were secured with cash collateral of $3,379,388. Collateral is calculated based on prior day’s prices.
(g)	No dividend payable on security sold short.
(h)	Cost for U.S. federal income tax purposes is $42,351,253.

ADR	American Depositary Receipt
ETF	Exchange Traded Fund
PLC	Public Limited Company
SP ADR	Sponsored American Depositary Receipt

Transactions in written options for the year ended June 30, 2012 were as follows:

	Number of Contracts	Premium
Outstanding, June 30, 2011	—	$—
Call Options Written	1,152	274,127
Call Options Closed	(1,152)	(274,127)
Outstanding, June 30, 2012	—	$—

See accompanying Notes to Financial Statements.	15

INVESTMENT PORTFOLIO

As of June 30, 2012	Pyxis Floating Rate Opportunities Fund

Principal Amount ($)		Value ($)
US Senior Loans (a) - 76.2%

AEROSPACE - 5.5%
1,965,050	Delta Air Lines, Inc. Term Loan, 4.25%, 03/07/16	1,911,011
2,082,411	Hawker Beechcraft Acquisition Co., LLC Series A New Term Loan (b)	1,210,401
7,106,887	TransDigm, Inc. Tranche B-1 Term Loan, 4.00%, 02/14/17	7,109,090
2,407,900	Tranche B-2 Term Loan, 4.00%, 02/14/17	2,414,919
18,182,885	US Airways Group, Inc. Term Loan, 2.75%, 03/21/14	17,376,111

		30,021,532

BROADCASTING - 6.5%
1,995,000	Charter Communications Operating, LLC Term D Loan, 4.00%, 05/15/19	1,986,801
209,429	ComCorp Broadcasting, Inc. Revolving Loan, 9.00%, 10/03/12 (c) (d)	203,837
5,448,553	Term Loan, 9.00%, 04/03/13 (c) (d)	5,303,077
5,968,302	Cumulus Media Holdings, Inc. First Lien Term Loan, 5.75%, 09/17/18	5,961,916
2,227,500	Raycom TV Broadcasting, LLC Tranche B Term Loan, 4.50%, 05/31/17	2,182,950
4,982,343	TWCC Holding Corp. Term Loan, 4.25%, 02/13/17	4,986,503
15,728,886	Univision Communications, Inc. Extended First-Lien Term Loan, 4.50%, 03/31/17 (e)	14,921,601

		35,546,685

CABLE/WIRELESS VIDEO - 1.9%
63,852,411	Broadstripe, LLC First Lien Term Loan, PIK (b) (d)	8,524,297
1,888,968	Revolver (b) (d)	252,177
1,801,762	WideOpenWest Finance, LLC Series A New Term Loan, 6.74%, 06/30/14	1,798,024

		10,574,498

CHEMICALS - 4.9%
9,975,000	Ineos US Finance LLC Dollar Term Loan, 6.50%, 05/04/18 (e)	9,787,968
1,496,250	Momentive Performance Materials Term Loan B3, 3.75%, 05/05/15	1,421,438
995,000	Polyone Corp. Term Loan, 5.00%, 12/20/17	998,423
3,885,262	W.R. Grace & Co. 5 Year Revolver (b)	7,369,041
3,885,262	Revolving Credit Loan (b)	7,369,041

		26,945,911

Principal Amount ($)		Value ($)

CONSUMER NON-DURABLES - 0.8%
4,469,697	Prestige Brands, Inc. Term B Loan, 5.25%, 01/31/19	4,497,990

DIVERSIFIED MEDIA - 3.0%
4,950,000	AMC Networks, Inc. Term Loan B, 4.00%, 12/31/18	4,928,344
2,493,456	Cengage Learning Acquisitions, Inc. Term Loan, 2.50%, 07/03/14	2,320,647
6,357,419	Tranche B Term Loan, 5.75%, 07/05/17	5,492,810
3,016,435	Cydcor, Inc. First Lien Tranche B Term Loan, 9.00%, 02/05/13	3,016,435
2,997,484	Endurance Business Media, Inc. Term Loan, 6.50%, 12/14/14	899,245

		16,657,481

ENERGY - 2.9%
189,605	Alon USA Energy, Inc. Edington Facility, 2.50%, 08/05/13	183,443
1,516,841	Paramount Facility, 2.50%, 08/05/13	1,467,544
4,000,000	Arch Coal, Inc. Term Loan, 5.75%, 05/16/18	3,940,420
9,975,000	PL Propylooene LLC Term Loan B, 7.00%, 03/27/17	10,093,453

		15,684,860

FINANCIAL - 1.1%
1,500,000	GMACM Borrower LLC Term A-1 Loan, 11/18/13 (e)	1,502,625
500,000	Term A-2 Loan, 11/18/13 (e)	502,875
3,990,000	LPL Holdings, Inc. Initial Tranche B Term Loan, 4.00%, 03/29/19	3,962,070

		5,967,570

FOOD AND DRUG - 0.6%
3,401,707	Rite Aid Corp. Tranche 5 Term Loan, 6.50%, 03/03/18	3,345,017

FOOD/TOBACCO - 3.0%
4,956,714	Burger King Corp. Tranche B Term Loan, 4.50%, 10/19/16	4,944,941
1,969,849	Dean Foods Co. Extended Tranche B Term Loan, 3.25%, 04/02/16	1,943,246
1,969,849	Extended Tranche B Term Loan, 3.50%, 04/02/17	1,943,384
723,477	OSI Restaurant Partners, LLC Pre-Funded RC Term Loan, 0.06%, 06/14/13	713,982
7,291,567	Term Loan, 2.56%, 06/14/14	7,195,865

		16,741,418

16	See accompanying Notes to Financial Statements.

INVESTMENT PORTFOLIO (continued)

As of June 30, 2012	Pyxis Floating Rate Opportunities Fund

Principal Amount ($)		Value ($)

US Senior Loans (continued)

GAMING/LEISURE - 2.9%
23,243,312	Ginn LA Conduit Lender, Inc. First Lien Tranche A Credit-Linked Deposit (b)	755,408
49,819,311	First Lien Tranche B Term Loan (b)	1,619,128
7,000,000	Second Lien Term Loan (b) (d)	—
9,386,114	LLV Holdco, LLC Exit Revolving Loan, 5.00%, 12/31/12 (c) (f) (g)	8,682,155
1,807,633	Senior Secured Facility, 15.00%, 07/15/12 (c) (f) (g)	1,808,807
1,133,075	Nevada Land Group, LLC First Lien Initial Loan, PIK, 40.25%, 11/10/13	1,138,740
1,863,601	Second Lien Initial Loan, 10.00%, 11/12/13 (g)	1,602,697
613,197	Tamarack Resort, LLC Term Loan (b)	521,217
18,000,000	WAICCS Las Vegas 3, LLC Second Lien Term Loan (b)	90,000

		16,218,152

HEALTHCARE - 9.8%
30,433,745	CCS Medical, Inc. First Lien Term Loan, 8.25%, 03/31/15 (c)	29,064,227
210,393	Second Lien Term Loan, 3.00%, 03/31/16 (c)	—
2,906,959	CHS/Community Health Systems, Inc. Extended Term Loan, 3.97%, 01/25/17	2,867,773
5,655,213	HCA, Inc. Tranche B-3 Term Loan, 3.50%, 05/01/18	5,497,942
4,975,000	Health Management Associates, Inc. Term B Loan, 4.50%, 11/16/18	4,945,996
9,471,203	Kinetic Concepts, Inc. Dollar Term B-1 Loan, 7.00%, 05/04/18 (e)	9,565,915
1,960,542	Universal Health Services, Inc. Tranche B Term Loan, 3.75%, 11/15/16	1,937,879

		53,879,732

HOUSING - 1.5%
8,000,000	EH/Transeastern, LLC/TE TOUSA Term Loan (b) (d)	7,108,800
414,935	Las Vegas Land Holdings, LLC Term Loan, 2.46%, 03/31/16	352,694
8,509,077	LBREP/L-Suncal Master I, LLC First Lien Term Loan (b) (d)	646,690

		8,108,184

INFORMATION TECHNOLOGY - 5.5%
6,223,936	Avaya, Inc. Term B-3 Loan, 4.97%, 10/26/17	5,529,998

Principal Amount ($)		Value ($)

INFORMATION TECHNOLOGY (continued)
8,465,973	Commscope, Inc. Tranche 1 Term Loan, 4.25%, 01/14/18 (e)	8,428,173
1,909,821	Dealer Computer Services, Inc. Tranche B Term Loan, 3.75%, 04/21/18	1,910,222
8,600,000	Kronos, Inc. Second Lien Tranche B-1 Term Loan, 10.46%, 06/11/18	8,702,125
3,000,000	Novell, Inc. First Lien Term Facility, 7.25%, 11/22/17	2,973,750
2,885,782	Vertafore, Inc. First Lien Term Loan, 5.25%, 07/29/16	2,876,764

		30,421,032

MANUFACTURING - 0.6%
3,031,628	Tomkins, LLC/Tomkins, Inc. Term B-1 Loan, 4.25%, 09/29/16	3,035,796

METALS/MINERALS - 0.9%
4,906,926	Walter Energy, Inc. B Term Loan, 04/02/18 (e)	4,822,600

RETAIL - 7.4%
4,000,000	Ascena Retail Group, Inc. Tranche B Term Loan, 4.75%, 06/14/18	4,008,760
3,971,844	Burlington Coat Factory Warehouse Corporation Term B-1 Loan, 5.50%, 02/23/17	3,959,154
11,385,852	Guitar Center, Inc. Extended Term Loan, 5.72%, 04/09/17 (e)	10,688,412
2,843,531	J. Crew Group, Inc. Term Loan, 4.75%, 03/07/18	2,814,385
7,793,969	Michaels Stores, Inc. B-2 Term Loan, 5.00%, 07/31/16 (e)	7,802,893
4,000,000	B-3 Term Loan, 5.00%, 07/31/16 (e)	4,004,580
7,870,573	Spirit Finance Corp. Term Loan C, 3.78%, 08/01/13	7,706,589

		40,984,773

SERVICE - 10.6%
9,250,000	Energysolutions, LLC 08/15/16 (e)	8,598,615
7,523,155	First Data Corp. 2017 Dollar Term Loan, 5.25%, 03/24/17	7,189,315
7,500,000	2018 Dollar Term Loan, 4.25%, 03/23/18	6,900,488
17,435,542	Sabre, Inc. Extended Term Loan, 6.00%, 09/30/17	16,812,221

See accompanying Notes to Financial Statements.	17

INVESTMENT PORTFOLIO (continued)

As of June 30, 2012	Pyxis Floating Rate Opportunities Fund

Principal Amount ($)		Value ($)
US Senior Loans (continued)

SERVICE (continued)
1,000,000	Thomson Reuters, Inc. Tranche B Term Loan, 6.75%, 06/06/19	1,001,250
17,000,000	Travelport, LLC Tranche S Term Loan, 4.96%, 08/23/15	15,597,500
2,000,000	Weight Watchers International, Inc. Term F Loan, 3.75%, 03/15/19	1,960,450

		58,059,839

TELECOMMUNICATIONS - 3.1%
2,000,000	Knowledgepoint360 Group, LLC Second Lien Term Loan, 7.47%, 04/13/15 (d)	1,461,000
5,602,071	Level 3 Financing, Inc. Tranche A Term Loan, 2.65%, 03/13/14	5,518,908
5,770,917	MetroPCS Wireless, Inc. Tranche B-3 Term Loan, 4.00%, 03/19/18 (e)	5,656,393
4,795,625	U.S. Telepacific Corp. Term Loan Advance, 5.75%, 02/23/17	4,459,931

		17,096,232

TRANSPORTATION - AUTOMOTIVE - 0.7%
1,028,082	Federal-Mogul Corp. Tranche B Term Loan, 2.18%, 12/29/14	980,533
667,358	Tranche C Term Loan, 2.18%, 12/28/15	636,492
2,540,914	Key Safety Systems, Inc. First Lien Term Loan, 2.60%, 03/08/14	2,458,970

		4,075,995

TRANSPORTATION - LAND TRANSPORTATION - 0.0%
24,089	JHT Holdings, Inc Second Lien Term Loan, PIK, 12.50%, 10/24/13 (d)	14,220

UTILITY - 3.0%
3,171,806	GBGH, LLC First Lien Term Loan (b) (d)	282,608
27,305,782	Texas Competitive Electric Holdings Co., LLC 2017 Term Loan Extending, 4.74%, 10/10/17	16,399,170

		16,681,778

	Total US Senior Loans (Cost $602,480,299)	419,381,295

Principal Amount		Value ($)
Foreign Denominated or Domiciled Senior Loans (a) - 16.4%

AUSTRIA - 0.3%
EUR
19,622,490	Sacher Funding Ltd. Euro Term Loan (b)	1,758,239

CANADA - 3.5%
USD
1,812,500	SS&C Technologies, Inc., /Sunshine Acquisition II, Inc. Funded Term B-1 Loan, 5.00%, 06/07/19	1,808,730
187,500	Funded Term B-2 Loan, 5.00%, 06/08/19	187,110
2,487,500	Tervita Corp. Series A Term Loan, 6.50%, 11/14/14	2,490,609
15,178,516	Term Loan, 3.25%, 11/14/14 (e)	14,736,745

		19,223,194

FRANCE - 0.3%
EUR
1,474,797	Vivarte Acquisition/Capex Facility, 3.23%, 03/08/16	1,492,596

GERMANY - 0.1%
EUR
592,323	Schieder Mobel Holding, GmbH Delayed Draw Term Loan (b) (d)	520,319

GERMANY - 0.4%
USD
2,000,000	Schaeffler AG Facility C2, 6.00%, 01/27/17	2,003,750

IRELAND - 1.0%
USD
5,376,378	SSI Investments II Ltd. Term Loan, 6.50%, 05/26/17	5,430,142

NETHERLANDS - 2.3%
USD
496,250	Harko C.V. Term B Dollar Loan, 5.75%, 08/02/17	496,096
7,999,875	Sensata Technology BV/Sensata Technology Finance Company, LLC Term Loan, 4.00%, 05/12/18 (e)	7,966,116
3,142,857	Tronox Pigments Closing Date Term Loan, 4.25%, 02/08/18	3,090,953
857,143	Delayed Draw Term Loan, 4.25%, 02/08/18	842,987

		12,396,152

SPAIN - 2.2%
EUR
4,833,333	Grupo Gasmedi, S.L. Second Lien Tranche E Term Loan, 5.41%, 02/11/16	5,336,362

18	See accompanying Notes to Financial Statements.

INVESTMENT PORTFOLIO (continued)

As of June 30, 2012	Pyxis Floating Rate Opportunities Fund

Principal Amount		Value ($)
Foreign Denominated or Domiciled Senior Loans (continued)

SPAIN (continued)
2,775,397	Tranche B Term Loan, 3.16%, 08/11/14	3,381,237
2,775,397	Tranche C Term Loan, 3.66%, 08/11/15	3,381,237

		12,098,836

UNITED KINGDOM - 4.3%
GBP
1,377,996	All3Media Intermediate Ltd. Facility B1 2.97%, 08/29/14	2,026,242
6,866,344	Facility C1, 3.59%, 08/31/15	10,150,303
6,000,000	Facility D1, 5.47%, 02/29/16	8,493,184
1,528,321	Henson No. 4 Ltd. Facility B (b) (d)	545,437
1,529,655	Facility C (b) (d)	541,381
1,241,691	United Biscuits Holdco Ltd. Facility B1, 3.13%, 12/15/14	1,912,247

		23,668,794

UNITED KINGDOM - 1.3%
USD
7,757,763	All3Media Intermediate Ltd. Facility B1, 2.59%, 08/29/14	7,350,480

UNITED STATES - 0.7%
GBP
2,814,108	Knowledgepoint360 Group, LLC First Lien U.K. Term Loan, 4.26%, 04/13/14 (d)	4,135,732

	Total Foreign Denominated or Domiciled Senior Loans (Cost $122,074,902)	90,078,234

Principal Amount ($)

US Denominated Asset-Backed Securities (h) - 7.4%
2,000,000	ABCLO, Ltd. Series 2007-1A, Class C, 2.32%, 04/15/21 (i)	1,368,243
4,800,000	ACA CLO, Ltd. Series 2006-2A, Class B, 1.19%, 01/20/21 (i)	3,552,000
2,000,000	Series 2007-1A, Class D, 2.82%, 06/15/22 (i)	1,300,000
1,500,000	ACAS CLO, Ltd. Series 2007-1A, Class D, 4.72%, 04/20/21 (i)	1,034,400
1,000,000	Apidos CDO Series 2007-5A, Class C, 1.92%, 04/15/21 (i)	676,600

Principal Amount ($)		Value ($)
2,000,000	Babson CLO, Ltd. Series 2007-2A, Class D, 2.17%, 04/15/21 (i)	1,460,000
1,000,000	Series 2007-2A, Class E, 4.12%, 04/15/21	640,000
1,000,000	BlueMountain CLO, Ltd. Series 2007-3A, Class E, 4.02%, 03/17/21 (i)	671,300
1,000,000	Cent CDO, Ltd. Series 2007-14A, Class D, 1.77%, 04/15/21 (i)	650,000
3,000,000	Series 2007-15A, Class C, 2.72%, 03/11/21 (i)	2,055,780
2,000,000	Columbus Nova CLO, Ltd. Series 2007- 1A, Class D, 1.82%, 05/16/19 (i)	1,360,000
2,500,000	Cornerstone CLO, Ltd. Series 2007-1A, Class C, 2.87%, 07/15/21 (i)	1,721,000
2,000,000	Goldman Sachs Asset Management CLO, PLC, Series 2007-1A, Class D, 3.22%, 08/01/22 (i)	1,410,000
1,695,322	Series 2007-1A, Class E, 5.47%, 08/01/22 (i)	1,212,155
814,466	Greywolf CLO, Ltd. Series 2007-1A, Class E, 4.42%, 02/18/21 (i)	578,271
2,000,000	GSC Partners CDO Fund, Ltd., Series 2007-8A, Class C, 1.94%, 04/17/21 (i)	1,254,840
1,000,000	ING Investment Management Series 2006-3A, Class C, 1.92%, 12/13/20 (i)	716,500
6,000,000	Series 2007-5A, Class B, 1.57%, 05/01/22 (i)	4,455,000
1,000,000	Inwood Park CDO, Ltd. Series 2006-1A, Class E, 3.97%, 01/20/21 (i)	655,000
1,000,000	Landmark CDO Series 2007-9A, Class E, 3.97%, 04/15/21 (i)	650,000
835,038	Navigator CDO, Ltd. Series 2006-2A, Class D, 3.97%, 09/20/20 (i)	548,102
2,500,000	Ocean Trails CLO Series 2007-2A, Class C, 2.82%, 06/27/22 (i)	1,642,500
1,622,089	Series 2007-2A, Class D, 4.97%, 06/27/22 (i)	1,009,750
1,653,468	PPM Grayhawk CLO, Ltd. Series 2007-1A, Class D, 4.07%, 04/18/21 (i)	1,059,641
1,889,756	Primus CLO, Ltd. Series 2007-2A, Class E, 5.22%, 07/15/21 (i)	1,074,515
2,000,000	Stanfield Daytona CLO, Ltd. Series 2007-1A, Class B1L, 1.82%, 04/27/21 (i)	1,352,400

See accompanying Notes to Financial Statements.	19

INVESTMENT PORTFOLIO (continued)

As of June 30, 2012	Pyxis Floating Rate Opportunities Fund

Principal Amount ($)		Value ($)
US Denominated Asset-Backed Securities (continued)
3,000,000	Stanfield McLaren CLO, Ltd. Series 2007-1A, Class B1L, 2.87%, 02/27/21 (i)	2,289,600
951,289	Series 2007-1A, Class B2L, 4.97%, 02/27/21 (i)	666,187
6,000,000	Stone Tower CLO, Ltd. Series 2007-6A, Class C, 1.82%, 04/17/21 (i)	3,906,000

	Total US Denominated Asset- Backed Securities (Cost $42,396,944)	40,969,784

Corporate Notes and Bonds - 7.3%

CHEMICALS - 3.0%
5,325,000	Ineos Finance PLC 8.38%, 02/15/19 (i)	5,524,688
3,000,000	Momentive Performance Materials, Inc. 10.00%, 10/15/20 (i)	3,022,500
7,570,000	TPC Group LLC 8.25%, 10/01/17	8,043,125

		16,590,313

DIVERSIFIED MEDIA - 0.8%
4,000,000	Cengage Learning Acquisitions, Inc. 11.50%, 04/15/20 (i)	4,160,000

ENERGY - 0.9%
2,250,000	Calumet Specialty Products Partners LP 9.38%, 05/01/19	2,266,875
3,000,000	Venoco, Inc. 8.88%, 02/15/19	2,745,000

		5,011,875

MANUFACTURING - 0.4%
2,117,500	Sensata Technology BV 6.50%, 05/15/19 (i)	2,196,906

MEDIA/TELECOMMUNICATIONS - 0.4%
2,000,000	Univision Communications, Inc. 6.88%, 05/15/19 (i)	2,070,000

SERVICE - 0.7%
2,000,000	First Data Corp. 7.38%, 06/15/19 (i)	2,050,000
2,000,000	Sabre, Inc. 8.50%, 05/15/19 (i)	2,035,000

		4,085,000

TRANSPORTATION - 0.7%
4,000,000	Visteon Corp. 6.75%, 04/15/19	3,910,000

UTILITY - 0.4%
3,000,000	Texas Competitive Electric Holdings Co. LLC 11.50%, 10/01/20 (i)	2,062,500

	Total Corporate Notes and Bonds (Cost $40,156,472)	40,086,594

Principal Amount ($)		Value ($)
Claims (d) (j) - 0.0%

OTHER - 0.0%
697,417	Hillcrest IV (d)	—

	Total Claims (Cost $697,417)	—

Shares

Common Stocks (j) - 6.9%

BROADCASTING - 3.1%
304,726	Communications Corp. of America (c) (d)	—
5,594	Young Broadcasting Holding Co., Inc., Class A (c)	16,782,000

		16,782,000

CHEMICALS - 0.0%
123,850	Panda Hereford Ethanol, LP (d)	63,164

DIVERSIFIED MEDIA - 2.3%
4,921	Endurance Business Media, Inc., Class A	54,133
501,736	Metro-Goldwyn-Mayer, Inc., Class A	12,593,574

		12,647,707

ENERGY - 0.1%
1,118,286	Value Creation, Inc.	559,143

GAMING/LEISURE - 0.2%
44	LLV Holdco, LLC (c) (d)	—
34,512	LLV Holdco, LLC - Series A Membership Interest (c) (d)	414,833
436	LLV Holdco, LLC - Series B Membership Interest (c) (d)	5,237
8	Nevada Land Group, LLC (d)	654,067

		1,074,137

HEALTHCARE - 0.2%
207,031	CCS Medical, Inc. (c)	1,242,186

HOUSING - 0.8%
1,648,350	CCD Equity Partners, LLC (d)	3,824,172
5,000,000	KAG Property LLC	325,000
880,996	Las Vegas Land Holdings, LLC	207,034

		4,356,206

TELECOMMUNICATIONS - 0.2%
180,540	Fairpoint Communications, Inc.	1,110,321

TRANSPORTATION - LAND TRANSPORTATION - 0.0%
2,023	JHT Holdings, Inc (d)	—

UTILITY - 0.0%
286,159	Entegra TC, LLC	107,310
6,356	GBGH, LLC (d)	—

		107,310

	Total Common Stocks (Cost $371,452,121)	37,942,174

20	See accompanying Notes to Financial Statements.

INVESTMENT PORTFOLIO (continued)

As of June 30, 2012	Pyxis Floating Rate Opportunities Fund

Units		Value ($)

Warrants (j) - 0.0%

BROADCASTING - 0.0%
759,904	Cerberus Bawag Investors (Sacher Warrants), expires 05/14/14 (d)	—
1,834	LLV Holdco, LLC - Series C Membership Interest, expires 07/15/15 (c) (d)	—
2,522	LLV Holdco, LLC - Series D Membership Interest, expires 07/15/15 (c) (d)	—
2,819	LLV Holdco, LLC - Series E Membership Interest, expires 07/15/15 (c) (d)	—
3,172	LLV Holdco, LLC - Series F Membership Interest, expires 07/15/15 (c) (d)	—
3,594	LLV Holdco, LLC - Series G Membership Interest, expires 07/15/15 (c) (d)	—
10	Young Broadcasting Holding Co., Inc., expires 12/24/24 (c)	30,000

		30,000

FINANCIAL - 0.0%
126,783	Sacher Funding Ltd. Jr. PIK Notes (d)	—

	Total Warrants (Cost $20,927)	30,000

Other (j) (k) - 0.4%
3,791,858	Wind Telecomunicazione S.P.A. Trade Claim Facility 3692 (b)	2,183,466

	Total Other (Cost $3,248,963)	2,183,466

Shares

Registered Investment Company - 2.9%
16,050,326	Federated Prime Obligation Fund	16,050,326

	Total Registered Investment Company (Cost $16,050,326)	16,050,326

Total Investments - 117.5%		646,721,873

(Cost of $1,198,578,371) (l)
Other Assets & Liabilities, Net - (17.5)%		(96,218,402)

Net Assets - 100.0%		550,503,471

(a)	Senior loans (also called bank loans, leveraged loans, or floating rate loans) in which the Pyxis Floating Rate Opportunities Fund (the “Fund”) invests generally pay interest at rates which are periodically determined by reference to a base lending rate plus a spread. (Unless otherwise identified by (g), all senior loans carry a variable rate interest.) These base lending rates are generally (i) the Prime Rate offered by one or more major United States banks, (ii) the lending rate offered by one or more European banks such as the London Inter-Bank Offered Rate (“LIBOR”) or (iii) the Certificate of Deposit rate. Rate shown represents the weighted average rate at June 30, 2012. Senior loans, while exempt from registration under the Securities Act of 1933 (the “1933 Act”), contain certain restrictions on resale and cannot be sold publicly. Senior secured floating rate loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy less than the stated maturity shown.
(b)	The issuer is, or is in danger of being, in default of its payment obligation. Income is not being accrued.
(c)	Affiliated issuer. Assets with a total aggregate market value of $63,536,359 or 11.5% of net assets, were affiliated with the Fund as of June 30, 2012. See Note 11.
(d)	Represents fair value as determined by the Fund’s Board of Trustees (the “Board”) or its designees in good faith, pursuant to the policies and procedures approved by the Board. Securities with a total aggregate market value of $34,501,048 or 6.3% of net assets, were fair valued as under the Fund’s Board fair value procedures of June 30, 2012.
(e)	All or a portion of this position has not settled. Full contract rates do not take effect until settlement date.
(f)	Senior Loan has additional unfunded loan commitment. See Note 10.
(g)	Fixed rate senior loan.
(h)	Floating rate asset. The interest rate shown reflects the rate in effect at June 30, 2012.
(i)	Securities exempt from registration under Rule 144A of the 1933 Act. These securities may only be resold, in transactions exempt from registration, to qualified institutional buyers. At June 30, 2012, these securities amounted to $61,254,472 or 11.1% of net assets.
(j)	Non-income producing security.
(k)	These positions represent claims that have been filed with the United States Bankruptcy Court Southern District of New York against Lehman Commercial Paper, Inc. UK Branch.
(l)	Cost for U.S. federal income tax purposes is $1,214,684,869.

EUR	Euro Currency
GBP	Great Britain Pound
CDO	Collateralized Debt Obligation
CLO	Collateralized Loan Obligation
PIK	Payment-in-Kind
PLC	Public Limited Company
PNC	PNC Financial Services

Forward foreign currency contracts outstanding as of June 30, 2012 were as follows:

Contracts to Buy or to Sell	Currency	Counter- party	Principal Amount Covered by Contracts	Expi ration	Net Unrealized Appreciation/ (Depreciation)*
Sell	EUR	PNC	14,150,000	08/02/12	$605,462
Sell	GBP	PNC	17,600,000	08/02/12	171,342

					$776,804

*	The primary risk exposure is foreign exchange contracts (see Notes 2 and 13 ).

See accompanying Notes to Financial Statements.	21

INVESTMENT PORTFOLIO (continued)

As of June 30, 2012	Pyxis Floating Rate Opportunities Fund

Foreign Denominated Senior Loans

Industry Concentration Table:

(% of Net Assets)

Broadcasting	5.1%
Service	3.1%
Healthcare	2.2%
Manufacturing	1.4%
Information Technology	1.3%
Chemicals	0.8%
Telecommunications	0.8%
Retail	0.5%
Transportation	0.4%
Food/Tobacco	0.4%
Financial	0.3%
Consumer Durables	0.1%

Total	16.4%

22	See accompanying Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

As of June 30, 2012	Pyxis Funds I

	Pyxis Long/ Short Equity Fund ($)	Pyxis Long/Short Healthcare Fund ($)	Pyxis Floating Rate Opportunities Fund ($)
Assets:
Unaffiliated investments, at value (cost $661,488,650, $38,315,395 and $832,117,707, respectively)	685,207,597	41,334,699	583,185,514
Affiliated investments, at value (cost $0, $2,056,269, and $366,460,664, respectively) (Note 11)	—	2,834,749	63,536,359

Total investments, at value (cost $661,488,650, $40,371,664, and $1,198,578,371, respectively)*	685,207,597	44,169,448	646,721,873
Cash and foreign currency**	—	—	251,736
Restricted cash (Note 2)	263,889,138	25,521,231	—
Cash held as collateral for securities on loan (Note 8)	102,682,168	3,379,388	—
Unrealized appreciation on forward foreign currency contracts	—	—	776,804
Receivable for:
Investments sold	94,455,775	30,611,993	33,418,933
Dividend and interest	142,506	135,952	3,150,504
Fund shares sold	4,317,454	87,058	87,666
Prepaid expenses	11,399	1,159	22,817
Prepaid litigation fee	—	—	322,187

Total assets	1,150,706,037	103,906,229	684,752,520

Liabilities:
Due to custodian	—	847,157	—
Notes payable (Note 9)	—	—	89,000,000
Securities sold short, at value (proceeds $213,679,305 and $27,254,939, respectively) (Note 2 and 13)	213,088,075	28,156,364	—
Net discount and unrealized appreciation/(depreciation) on unfunded transactions (Note 10)	—	—	530,657

Payables for:
Upon receipt of securities on loan (Note 8)	102,682,168	3,379,388	—
Investments purchased	105,146,783	18,012,636	40,991,457
Fund shares redeemed	5,471,209	131,998	1,572,015
Accrued dividends on securities sold short	49,344	—	—
Distributions to shareholders	138	—	589,096
Investment advisory fees (Note 4)	577,061	42,619	335,087
Administration fees (Note 4)	115,412	8,524	103,104
Trustees’ fees (Note 4)	50,228	5,380	43,182
Distribution and service fees (Note 4)	73,601	9,482	170,251
Accounting service fee	26,109	8,650	23,455
Audit fees	95,000	11,000	110,000
Legal fees	77,765	5,422	307,450
Transfer agent fees	79,608	18,165	135,717
Registration fees	8,850	1,000	8,100
Interest expense (Note 9)	—	—	245,255
Accrued expenses and other liabilities	86,324	16,583	84,223

Total liabilities	427,627,675	50,654,368	134,249,049

Net Assets	723,078,362	53,251,861	550,503,471

*	Includes market value of securities on loan of $102,488,771, $3,101,678 and $0, respectively.
**	Foreign currency held at cost is $157,646 for the Pyxis Floating Rate Opportunities Fund.

See accompanying Notes to Financial Statements.	23

STATEMENTS OF ASSETS AND LIABILITIES (continued)

As of June 30, 2012	Pyxis Funds I

	Pyxis Long/ Short Equity Fund ($)		Pyxis Long/ Short Healthcare Fund ($)		Pyxis Floating Rate Opportunities Fund ($)
Composition of Net Assets:
Par value (Note 1)	63,542		4,903		80,395
Paid-in capital	697,533,740		60,992,718		1,982,592,971
Accumulated net investment loss	—		(958,150)		(17,328,255)
Accumulated net realized gain/(loss) from investments, short positions, purchased options, written options, swaps and foreign currency transactions and capital gain distributions received	1,170,903		(9,683,829)		(863,742,730)
Net unrealized appreciation/(depreciation) on investments, short positions, purchased options, written options and foreign currency transactions	24,310,177		2,896,219		(551,098,910)

Net Assets	723,078,362		53,251,861		550,503,471

Class A
Net assets	265,711,854		29,861,395		203,683,879
Shares outstanding (unlimited authorization)	23,513,908		2,747,091		29,740,780
Net asset value per share (Net assets/shares outstanding)	11.30	(a)	10.87	(a)	6.85	(a)
Maximum offering price per share (100 / 94.50 of $11.30, $10.87 and 100/96.50 of $6.85, respectively)	11.96	(b)	11.50	(b)	7.10	(b)

Class B
Net assets	—		—		4,073,628
Shares outstanding (unlimited authorization)	—		—		595,176
Net asset value, offering and redemption price per share (Net assets/shares outstanding)	—		—		6.84	(a)

Class C
Net assets	57,677,161		9,180,812		320,178,206
Shares outstanding (unlimited authorization)	5,261,276		866,769		46,761,240
Net asset value and offering price per share (Net assets/shares outstanding)	10.96	(a)	10.59	(a)	6.85	(a)

Class Z
Net assets	399,689,347		14,209,654		22,567,758
Shares outstanding (unlimited authorization)	34,766,364		1,288,852		3,298,167
Net asset value, offering and redemption price per share (Net assets/shares outstanding)	11.50		11.03		6.84

(a)	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge (“CDSC”).
(b)	On sales of $1,000,000 or more, there is no sales charge and therefore the offering price will be lower.

24	See accompanying Notes to Financial Statements.

STATEMENT OF OPERATIONS

For the Year Ended June 30, 2012	Pyxis Funds I

	Pyxis Long/ Short Equity Fund ($)	Pyxis Long/Short Healthcare Fund ($)	Pyxis Floating Rate Opportunities Fund ($)
Investment Income:
Interest from unaffiliated issuers	348,103	14,862	39,615,352
Interest from affiliated issuers (Note 11)	—	73,200	23,450
Dividends from unaffiliated issuers (net of foreign withholding tax of $14,622, $6,340 and $0, respectively)	2,070,623	272,686	26,270
Securities lending income (Note 8)	129,054	36,163	—

Total investment income	2,547,780	396,911	39,665,072

Expenses:
Investment advisory fees (Note 4)	13,658,290	629,080	5,074,409
Administration fees (Note 4)	1,214,070	125,816	1,561,357
Fund accounting fees (Note 4)	279,159	96,377	296,006
Distribution and Service fees (Note 4)	1,553,695	219,034	3,878,770
Transfer agent fees	517,005	92,927	946,555
Audit fees	107,979	18,429	128,493
Legal fees	371,477	44,890	1,913,151
Trustees’ fees (Note 4)	177,340	19,171	179,821
Custodian fees	102,749	33,181	83,151
Registration fees	100,915	64,252	103,667
Insurance expense	163,884	13,676	294,952
Reports to shareholders	178,280	25,036	254,458
Interest expense (Note 9)	—	—	2,407,016
Commitment fees-credit agreement (Note 9)	—	—	166,883
Other	26,747	5,967	25,607

Total operating expenses	18,451,590	1,387,836	17,314,296

Fees and expenses waived by Investment Adviser (Note 4)	(7,587,939)	(190,829)	—
Fees and expenses waived by Administrator (Note 4)	—	(36,257)	—

Net operating expenses	10,863,651	1,160,750	17,314,296

Dividends and fees on securities sold short (Note 2)	3,194,270	686,657	—

Net expenses	14,057,921	1,847,407	17,314,296

Net Investment Income (loss)	(11,510,141)	(1,450,496)	22,350,776

Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) on investments from unaffiliated issuers	7,377,216	(5,063,310)	(32,044,977)
Net realized gain/(loss) from affiliated issuers (Note 11)	—	—	4,711,350
Net realized gain/(loss) on securities sold short (Note 2)	11,632,476	(225,085)	—
Net realized gain/(loss) on written options (Note 2)	529,570	12,569	—
Net realized gain/(loss) on credit default swaps (Note 2)	(109,047)	—	—
Net realized gain/(loss) on foreign currency transactions	(113)	(1,399)	7,057,031
Capital gain distributions received	5,035	—	—
Net change in unrealized appreciation/(depreciation) on investments	8,159,055	643,556	6,913,425
Net change in unrealized appreciation/(depreciation) on securities sold short (Note 2)	1,388,908	(1,608,649)	—
Net change in unrealized appreciation/(depreciation) on unfunded transactions (Note 10)	—	—	10,927
Net change in unrealized appreciation/(depreciation) on translation of assets and liabilities denominated in foreign currency and forward foreign currency contracts	—	(371)	(941,050)

Net realized and unrealized gain/(loss) on investments	28,983,100	(6,242,689)	(14,293,294)

Net increase/(decrease) in net assets from operations	17,472,959	(7,693,185)	8,057,482

See accompanying Notes to Financial Statements.	25

STATEMENTS OF CHANGES IN NET ASSETS

Pyxis Funds I

	Pyxis Long/Short Equity Fund

	Year Ended June 30, 2012 ($)	Year Ended June 30, 2011 ($)
Increase/(Decrease) in Net Assets:

From Operations
Net investment loss	(11,510,141)	(7,551,471)
Net realized gain/(loss) on investments, securities sold short positions, written options, swaps, foreign currency transactions and capital gains distributions received	19,435,137	9,853,215
Net change in unrealized appreciation/(depreciation) on investments, securities sold short positions, written options and translation of assets and liabilities denominated in foreign currency	9,547,963	18,098,765

Net increase in net assets from operations	17,472,959	20,400,509

Distributions Declared to Shareholders

From capital gains:
Class A	(1,480,464)	(6,755,887)
Class C	(377,313)	(2,016,367)
Class Z	(1,625,112)	(1,207,297)

Total distributions declared to shareholders	(3,482,889)	(9,979,551)

Share Transactions

Class A
Subscriptions	127,509,203	187,620,626
Distributions reinvested	803,142	3,818,016
Redemptions (Note 5)	(152,752,872)	(120,549,024)

Net increase/(decrease)	(24,440,527)	70,889,618

Class C
Subscriptions	8,963,308	35,183,388
Distributions reinvested	217,712	1,271,448
Redemptions (Note 5)	(30,903,703)	(18,556,983)

Net increase/(decrease)	(21,722,683)	17,897,853

Class Z
Subscriptions	305,281,367	174,505,280
Distributions reinvested	411,794	762,894
Redemptions (Note 5)	(79,755,466)	(15,602,034)

Net increase	225,937,695	159,666,140

Net increase from share transactions	179,774,485	248,453,611

Total increase in net assets	193,764,555	258,874,569

Net Assets
Beginning of year	529,313,807	270,439,238

End of year	723,078,362	529,313,807

Accumulated net investment loss	—	(4,445)

26	See accompanying Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS (continued)

Pyxis Funds I

	Pyxis Long/Short Equity Fund

	Year Ended June 30, 2012	Year Ended June 30, 2011
Changes in Shares

Class A
Subscriptions	11,627,657	16,993,846
Issued for distributions reinvested	75,625	343,402
Redemptions	(13,998,859)	(10,933,512)

Net increase/(decrease)	(2,295,577)	6,403,736

Class C
Subscriptions	832,495	3,257,899
Issued for distributions reinvested	21,096	116,947
Redemptions	(2,909,250)	(1,716,069)

Net increase/(decrease)	(2,055,659)	1,658,777

Class Z
Subscriptions	27,423,143	15,477,450
Issued for distributions reinvested	38,129	67,964
Redemptions	(7,206,371)	(1,388,048)

Net increase	20,254,901	14,157,366

See accompanying Notes to Financial Statements.	27

STATEMENTS OF CHANGES IN NET ASSETS (continued)

Pyxis Funds I

	Pyxis Long/Short Healthcare Fund
	Year Ended June 30, 2012 ($)	Year Ended June 30, 2011 ($)
Increase/(Decrease) in Net Assets:

From Operations
Net investment loss	(1,450,496)	(279,555)
Net realized gain/(loss) on investments, securities sold short positions, written options and foreign currency transactions	(5,277,225)	3,812,903
Net change in unrealized appreciation/(depreciation) on investments, securities sold short positions, written options and translation of assets and liabilities denominated in foreign currency	(965,464)	3,145,826

Net increase/(decrease) in net assets from operations	(7,693,185)	6,679,174

Distributions Declared to Shareholders

From capital gains:
Class A	(4,451,166)	(328,719)
Class C	(990,840)	(64,975)
Class Z	(1,343,875)	(286,608)

Total distributions declared to shareholders	(6,785,881)	(680,302)

Share Transactions

Class A
Subscriptions	53,131,757	19,222,453
Distributions reinvested	3,639,301	194,953
Redemptions (Note 5)	(41,780,876)	(803,342)

Net increase	14,990,182	18,614,064

Class C
Subscriptions	7,272,381	5,289,190
Distributions reinvested	876,329	43,021
Redemptions (Note 5)	(2,879,212)	(257,886)

Net increase	5,269,498	5,074,325

Class Z
Subscriptions	16,693,132	4,021,696
Distributions reinvested	586,496	84,660
Redemptions (Note 5)	(13,355,875)	(232,016)

Net increase	3,923,753	3,874,340

Net increase from share transactions	24,183,433	27,562,729

Total increase in net assets	9,704,367	33,561,601

Net Assets
Beginning of year	43,547,494	9,985,893

End of year	53,251,861	43,547,494

Accumulated net investment loss	(958,150)	(91,418)

28	See accompanying Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS (continued)

Pyxis Funds I

	Pyxis Long/Short Healthcare Fund

	Year Ended June 30, 2012	Year Ended June 30, 2011
Changes in Shares

Class A
Subscriptions	4,269,260	1,594,052
Issued for distributions reinvested	320,361	16,777
Redemptions	(3,570,469)	(65,366)

Net increase	1,019,152	1,545,463

Class C
Subscriptions	596,964	434,882
Issued for distributions reinvested	78,949	3,757
Redemptions	(257,935)	(20,450)

Net increase	417,978	418,189

Class Z
Subscriptions	1,392,255	324,128
Issued for distributions reinvested	50,999	7,223
Redemptions	(1,142,112)	(18,903)

Net increase	301,142	312,448

See accompanying Notes to Financial Statements.	29

STATEMENTS OF CHANGES IN NET ASSETS (continued)

Pyxis Funds I

	Pyxis Floating Rate Opportunities Fund
	Year Ended June 30, 2012 ($)	Year Ended June 30, 2011 ($)
Increase/(Decrease) in Net Assets:

From Operations
Net investment income	22,350,776	19,338,324
Net realized gain/(loss) on investments, unfunded transactions and foreign currency transactions	(20,276,596)	(102,726,010)
Net change in unrealized appreciation/(depreciation) on investments, unfunded transactions and translation of assets and liabilities denominated in foreign currency	5,983,302	135,352,433 *

Net increase in net assets from operations	8,057,482	51,964,747

Distributions Declared to Shareholders

From net investment income:
Class A	(10,044,284)	(7,957,493)
Class B	(443,030)	(574,114)
Class C	(14,360,751)	(12,296,206)
Class Z	(1,317,591)	(1,400,507)

Total distributions declared to shareholders	(26,165,656)	(22,228,320)

Share Transactions

Class A
Subscriptions	18,032,653	129,927,536 **
Distributions reinvested	5,455,990	4,216,319
Redemptions (Note 5)	(78,114,367)	(71,454,607)

Net increase/(decrease)	(54,625,724)	62,689,248

Class B
Subscriptions	29,518	8,949,860 **
Distributions reinvested	226,006	287,092
Redemptions (Note 5)	(14,121,315)	(7,528,919)

Net increase/(decrease)	(13,865,791)	1,708,033

Class C
Subscriptions	3,475,921	205,205,717 **
Distributions reinvested	7,799,815	7,153,118
Redemptions (Note 5)	(117,908,190)	(124,876,961)

Net increase/(decrease)	(106,632,454)	87,481,874

Class Z
Subscriptions	1,008,151	20,146,064 **
Distributions reinvested	829,787	831,834
Redemptions (Note 5)	(13,949,819)	(28,874,096)

Net decrease	(12,111,881)	(7,896,198)

Net increase/(decrease) from share transactions	(187,235,850)	143,982,957

Total increase/(decrease) in net assets	(205,344,024)	173,719,384

Net Assets
Beginning of year	755,847,495	582,128,111

End of year	550,503,471	755,847,495

Accumulated net investment loss	(17,328,255)	(15,183,708)

*	Change in unrealized appreciation/(depreciation) does not include unrealized depreciation of $233,892,251 in connection with the reorganization of the Pyxis Floating Rate Fund (See Note 14).
**	Subscriptions include the dollar value of the shares issued in connection with the reorganization of the Pyxis Floating Rate Fund of $123,487,927 for Class A, $8,925,038 for Class B, $201,068,133 for Class C and $19,980,358 for Class Z (See Notes 14).

30	See accompanying Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS (continued)

Pyxis Funds I

	Pyxis Floating Rate Opportunities Fund

	Year Ended June 30, 2012	Year Ended June 30, 2011
Changes in Shares

Class A
Subscriptions (Note 14)	2,689,732	18,557,539
Issued for distributions reinvested	816,284	616,480
Redemptions	(11,734,269)	(10,496,045)

Net increase/(decrease)	(8,228,253)	8,677,974

Class B
Subscriptions (Note 14)	4,447	1,277,342
Issued for distributions reinvested	33,982	42,060
Redemptions	(2,112,193)	(1,102,605)

Net increase/(decrease)	(2,073,764)	216,797

Class C
Subscriptions (Note 14)	516,608	29,294,411
Issued for distributions reinvested	1,167,939	1,046,138
Redemptions	(17,725,258)	(18,272,429)

Net increase/(decrease)	(16,040,711)	12,068,120

Class Z
Subscriptions (Note 14)	150,939	2,876,520
Issued for distributions reinvested	124,277	122,513
Redemptions	(2,103,741)	(4,253,216)

Net decrease	(1,828,525)	(1,254,183)

See accompanying Notes to Financial Statements.	31

STATEMENT OF CASH FLOWS

For the Year Ended June 30, 2012	Pyxis Long/Short Equity Fund

($)
Cash Flows Provided by Operating Activities
Net increase in net assets from operation	17,472,959

Adjustments to Reconcile Net Investment Loss to Net Cash used in Operating Activities
Purchases of investments securities	(2,761,982,686)
Proceeds from disposition of investment securities	2,633,632,222
Net purchases of short-term investments	(166,819,372)
Purchases of purchased options	(19,652,027)
Proceeds from dispositions of purchased options	21,125,832
Purchases of securities sold short	1,914,942,693
Proceeds from securities sold short	(1,836,992,191)
Increase in restricted cash	(82,912,113)
Increase in receivable for investments sold	(30,727,088)
Purchases of written options	(522,463)
Proceeds from written options	1,052,033
Realized loss from swaps	(109,047)
Increase in capital gain distribution received	5,035
Net realized gain on investments, securities sold short, written options, swaps, foreign currency and capital gains distributions received	(19,435,137)
Net change in unrealized appreciation on investments, securities sold short, written options and translation of assets and liabilities denominated in foreign currency	(9,547,963)
Decrease in dividends receivable	114,624
Increase in prepaid expenses	(1,979)
Increase in payable for dividends on short positions	7,204
Increase in payable for investments purchased	62,648,354
Increase in payables to related parties	210,094
Decrease in other expense and liabilities	(34,858)

Net cash flow used in operating activities	(277,525,874)

Cash Flows Provided by Financing Activities
Proceeds from shares sold	443,434,941
Payment of shares redeemed	(261,799,678)
Distributions paid in cash	(2,050,103)

Net cash flow provided by financing activities	179,585,160

Effect of exchange rate changes on cash	(113)

Net decrease in cash	(97,940,827)

Cash
Beginning of the year	97,940,827

End of the year	—

32	See accompanying Notes to Financial Statements.

STATEMENT OF CASH FLOWS

For the Year Ended June 30, 2012	Pyxis Long/Short Healthcare Fund

($)
Cash Flows Provided by Operating Activities
Net decrease in net assets from operations	(7,693,185)

Adjustments to Reconcile Net Investment Loss to Net Cash Used in Operating Activities
Purchases of investments securities	(720,966,359)
Proceeds from disposition of investment securities	713,723,708
Purchases of purchased options	(14,922,792)
Proceeds from dispositions of purchased options	14,896,026
Purchases of securities sold short	379,223,962
Proceeds from securities sold short	(378,516,151)
Purchases of written options	274,127
Proceeds from written options	(261,558)
Net realized loss on investments, securities sold short, written options and foreign currency transactions	5,277,225
Net change in unrealized depreciation on investments, securities sold short, written options and translation of assets and liabilities denominated in foreign currency	965,464
Increase in restricted cash	(7,727,930)
Increase in receivable for investments sold	(16,110,060)
Increase in dividends, interest and fees receivable	(82,941)
Decrease in payable for dividends on short positions	(5,550)
Increase in payable for investments purchased	8,869,671
Increase in payables to related parties	54,242
Increase in expenses and other liabilities	22,421
Increase in prepaid expenses	(428)

Net cash flow used in operating activities	(22,980,108)

Cash Flows Provided by Financing Activities
Proceeds from shares sold	78,655,386
Payment of shares redeemed	(57,983,992)
Distributions paid in cash	(1,683,755)

Net cash flow provided by financing activities	18,987,639

Effect of exchange rate changes on cash	(1,770)

Net decrease in cash	(3,994,239)

Cash/ Due to Custodian
Beginning of the year	3,147,082

End of the year	(847,157)

See accompanying Notes to Financial Statements.	33

STATEMENT OF CASH FLOWS

For the Year Ended June 30, 2012	Pyxis Floating Rate Opportunities Fund

($)
Cash Flows Provided by Operating Activities
Net increase in net assets from operations	8,057,482

Adjustments to Reconcile Net Investment Loss to Net Cash Provided by Operating Activities
Purchases of investments securities	(385,668,396)
Proceeds from disposition of investment securities	623,460,475
Net purchases of short-term investments	(16,050,326)
Proceeds from bankruptcy settlement	486,990
Net realized loss on investments, unfunded transactions and foreign currency transactions	20,276,596
Net change in unrealized appreciation on investments, unfunded transactions and translation of assets and liabilities denominated in foreign currency	(5,983,302)
Increase in receivable for investments sold	(27,695,272)
Decrease in interest and fees receivable	1,884,577
Increase in payable for investments purchased	12,521,012
Decrease in payables to related parties	(197,701)
Decrease in other expenses and liabilities	(350,754)
Realized gain/(loss) on forward foreign currency contracts	7,677,677
Increase in cash received from litigation claim	18,868
Decrease in prepaid expenses	17,349
Net amortization/(accretion) of premium/(discount)	934,346

Net cash flow provided by operating activities	239,389,621

Cash Flows Used In Financing Activities
Decrease in notes payable	(46,000,000)
Proceeds from shares sold	24,284,803
Payment of shares redeemed	(226,848,470)
Distributions paid in cash	(12,682,075)

Net cash flow used in financing activities	(261,245,742)

Effect of exchange rate changes on cash	(451,634)

Net decrease in cash	(22,307,755)

Cash
Beginning of the year	22,559,491

End of the year	251,736

Supplemental disclosure of cash flow information:
Cash paid during the year for interest and commitment fees	2,521,813

34	See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

Pyxis Long/Short Equity Fund, Class A

Selected data for a share outstanding throughout each period is as follows:

	For the Year Ended 06/30/12		For the Year Ended 06/30/11		For the Ten Months Ended 06/30/10		For the Years Ended August 31,				For the Period Ended 08/31/07(a)
							2009		2008

Net Asset Value, Beginning of Period	$11.10		$10.68		$10.37		$10.50		$10.92		$10.00
Income from Investment Operations:
Net investment loss	(0.22	)(b)	(0.21	)(b)	(0.19	)(b)	(0.23	)(b)	(0.04	)(b)	(0.01)
Redemption fees added to paid-in capital	—	(b)(c)	—	(b)(c)	0.01	(b)	0.01	(b)	—	(b)(c)	—	(c)
Net realized and unrealized gain	0.48	(b)	0.93	(b)	0.59	(b)	0.10	(b)	0.04	(b)	0.93

Total from investment operations	0.26		0.72		0.41		(0.12)		—		0.92
Less Distributions Declared to Shareholders:
From net investment income	—		—		—		(0.01)		(0.04)		—
From net realized gains	(0.06)		(0.30)		(0.10)		—		(0.38)		—

Total distributions declared to shareholders	(0.06)		(0.30)		(0.10)		(0.01)		(0.42)		—
Net Asset Value, End of Period	$11.30		$11.10		$10.68		$10.37		$10.50		$10.92
Total return(d)	2.42%		6.62%		3.90	%(e)	(1.16)%		0.01%		9.20	%(e)
Ratios to Average Net Assets/Supplemental Data:
Net assets, end of period (in 000’s)	$265,712		$286,581		$207,323		$56,364		$17,711		$16,757
Total operating expenses excluding interest expense	3.13%		3.23%		3.49%		4.35%		4.33%		5.25%
Interest expense	—		—		—		0.01%		—		—
Waiver/reimbursement	(1.25)%		(1.25)%		(1.25)%		(1.86)%		(1.85)%		(2.30)%
Net operating expenses including interest expense(f)	1.88%		1.98%		2.24%		2.50%		2.48%		2.95%
Dividends for short positions	0.53%		0.41%		0.70%		0.59%		0.34%		0.01%
Net expenses(f)	2.41%		2.39%		2.94%		3.09%		2.82%		2.96%
Net investment loss	(1.99)%		(1.89)%		(2.10)%		(2.30)%		(0.36)%		(0.41)%
Portfolio turnover rate	650%		684%		496	%(e)	443%		206%		58	%(e)

(a)	Pyxis Long/Short Equity Fund, Class A commenced operations on December 5, 2006.
(b)	Per share data was calculated using average shares outstanding during the period.
(c)	Represents less than $0.005 per share.
(d)	Total return is at net asset value assuming all distributions are reinvested and no initial sales charge or CDSC. For periods with waivers/reimbursements, had the Fund’s investment adviser not waived or reimbursed a portion of expenses, total return would have been reduced.
(e)	Not annualized.
(f)	Net expense ratio has been calculated after applying any waiver/reimbursement, if applicable.

See accompanying Notes to Financial Statements.	35

FINANCIAL HIGHLIGHTS

Pyxis Long/Short Equity Fund, Class C

Selected data for a share outstanding throughout each period is as follows:

	For the Year Ended 06/30/12		For the Year Ended 06/30/11		For the Ten Months Ended 06/30/10		For the Years Ended August 31,				For the Period Ended 08/31/07(a)
							2009		2008

Net Asset Value, Beginning of Period	$10.83		$10.48		$10.22		$10.42		$10.90		$10.00
Income from Investment Operations:
Net investment loss	(0.28	)(b)	(0.27	)(b)	(0.24	)(b)	(0.29	)(b)	(0.11	)(b)	(0.03)
Redemption fees added to paid-in capital	—	(b)(c)	—	(b)(c)	0.01	(b)	0.01	(b)	—	(b)(c)	—	(c)
Net realized and unrealized gain	0.47	(b)	0.92	(b)	0.59	(b)	0.09	(b)	0.03	(b)	0.93

Total from investment operations	0.19		0.65		0.36		(0.19)		(0.08)		0.90
Less Distributions Declared to Shareholders:
From net investment income	—		—		—		(0.01)		(0.02)		—
From net realized gains	(0.06)		(0.30)		(0.10)		—		(0.38)		—

Total distributions declared to shareholders	(0.06)		(0.30)		(0.10)		(0.01)		(0.40)		—
Net Asset Value, End of Period	$10.96		$10.83		$10.48		$10.22		$10.42		$10.90
Total return(d)	1.83%		6.18%		3.46	%(e)	(1.84)%		(0.74)%		9.00	%(e)
Ratios to Average Net Assets/Supplemental Data:
Net assets, end of period (in 000’s)	$57,677		$79,243		$59,290		$19,585		$7,324		$5,109
Total operating expenses excluding interest expense	3.78%		3.88%		4.14%		5.00%		4.98%		5.90%
Interest expense	—		—		—		0.01%		—		—
Waiver/reimbursement	(1.25)%		(1.25)%		(1.25)%		(1.86)%		(1.85)%		(2.30)%
Net operating expenses including interest expense(f)	2.53%		2.63%		2.89%		3.15%		3.13%		3.60%
Dividends for short positions	0.53%		0.41%		0.70%		0.59%		0.34%		0.01%
Net expenses(f)	3.06%		3.04%		3.59%		3.74%		3.47%		3.61%
Net investment loss	(2.64)%		(2.54)%		(2.75)%		(2.95)%		(1.01)%		(1.06)%
Portfolio turnover rate	650%		684%		496	%(e)	443%		206%		58	%(e)

(a)	Pyxis Long/Short Equity Fund, Class C commenced operations on December 5, 2006.
(b)	Per share data was calculated using average shares outstanding during the period.
(c)	Represents less than $0.005 per share.
(d)	Total return is at net asset value assuming all distributions are reinvested and no initial sales charge or CDSC. For periods with waivers/reimbursements, had the Fund’s investment adviser not waived or reimbursed a portion of expenses, total return would have been reduced.
(e)	Not annualized.
(f)	Net expense ratio has been calculated after applying any waiver/reimbursement, if applicable.

36	See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

Pyxis Long/Short Equity Fund, Class Z

Selected data for a share outstanding throughout each period is as follows:

	For the Year Ended 06/30/12		For the Year Ended 06/30/11		For the Ten Months Ended 06/30/10		For the Years Ended August 31,				For the Period Ended 08/31/07(a)
							2009		2008

Net Asset Value, Beginning of Period	$11.27		$10.81		$10.46		$10.54		$10.94		$10.00
Income from Investment Operations:
Net investment loss	(0.18	)(b)	(0.17	)(b)	(0.16	)(b)	(0.20	)(b)	—	(b)(c)	—	(c)
Redemption fees added to paid-in capital	—	(b)(c)	—	(b)(c)	0.01	(b)	0.01	(b)	—	(b)(c)	—	(c)
Net realized and unrealized gain	0.47	(b)	0.93	(b)	0.60	(b)	0.12	(b)	0.04	(b)	0.94

Total from investment operations	0.29		0.76		0.45		(0.07)		0.04		0.94
Less Distributions Declared to Shareholders:
From net investment income	—		—		—		(0.01)		(0.06)		—
From net realized gains	(0.06)		(0.30)		(0.10)		—		(0.38)		—

Total distributions declared to shareholders	(0.06)		(0.30)		(0.10)		(0.01)		(0.44)		—
Net Asset Value, End of Period	$11.50		$11.27		$10.81		$10.46		$10.54		$10.94
Total return(d)	2.56%		7.02%		4.25	%(e)	(0.68)%		0.31%		9.40	%(e)
Ratios to Average Net Assets/Supplemental Data:
Net assets, end of period (in 000’s)	$399,689		$163,490		$3,827		$975		$6,023		$7,837
Total operating expenses excluding interest expense	2.78%		2.88%		3.14%		4.00%		3.98%		4.90%
Interest expense	—		—		—		0.01%		—		—
Waiver/reimbursement	(1.25)%		(1.25)%		(1.25)%		(1.86)%		(1.85)%		(2.30)%
Net operating expenses including interest expense(f)	1.53%		1.63%		1.89%		2.15%		2.13%		2.60%
Dividends for short positions	0.53%		0.41%		0.70%		0.59%		0.34%		0.01%
Net expenses(f)	2.06%		2.04%		2.59%		2.74%		2.47%		2.61%
Net investment loss	(1.64)%		(1.54)%		(1.75)%		(1.95)%		(0.01)%		(0.06)%
Portfolio turnover rate	650%		684%		496	%(e)	443%		206%		58	%(e)

(a)	Pyxis Long/Short Equity Fund, Class Z commenced operations on December 5, 2006.
(b)	Per share data was calculated using average shares outstanding during the period.
(c)	Represents less than $0.005 per share.
(d)	Total return is at net asset value assuming all distributions are reinvested and no initial sales charge or CDSC. For periods with waivers/reimbursements, had the Fund’s investment adviser not waived or reimbursed a portion of expenses, total return would have been reduced.
(e)	Not annualized.
(f)	Net expense ratio has been calculated after applying any waiver/reimbursement, if applicable.

See accompanying Notes to Financial Statements.	37

FINANCIAL HIGHLIGHTS

Pyxis Long/Short Healthcare Fund, Class A

Selected data for a share outstanding throughout each period is as follows:

	For the Year Ended 06/30/12		For the Year Ended 06/30/11		For the Ten Months Period Ended 06/30/10		For the Year Ended 08/31/09		For the Period Ended 08/31/08(a)

Net Asset Value, Beginning of Period	$13.75		$11.19		$9.42		$10.30		$10.00
Income from Investment Operations:
Net investment loss	(0.28	)(b)	(0.15	)(b)	(0.51	)(b)	(1.37	)(b)	(0.03)
Redemption fees added to paid-in-capital	0.01	(b)	—	(b)(c)	—		0.02	(b)	—
Net realized and unrealized gain/(loss)	(1.36	)(b)	3.06	(b)	2.28	(b)	0.82	(b)	0.33

Total from investment operations	(1.63)		2.91		1.77		(0.53)		0.30
Less Distributions Declared to Shareholders:
From net investment income	—		—		—		—		—
From net realized gains	(1.25)		(0.35)		—		(0.35)		—

Total distributions declared to shareholders	(1.25)		(0.35)		—		(0.35)		—
Net Asset Value, End of Period	$10.87		$13.75		$11.19		$9.42		$10.30
Total return(d)	(12.37)%		26.63%		18.79	%(e)	(5.61)%		3.00	%(e)
Ratios to Average Net Assets/Supplemental Data:
Net assets, end of period (in 000’s)	$29,861		$23,767		$2,042		$154		$155
Total operating expenses	2.21%		2.61%		6.83%		15.35%		6.85%
Waiver/reimbursement	(0.36)%		(1.19)%		(0.91)%		(1.62)%		(4.50)%
Net operating expenses(f)	1.85%		1.42%		5.92%		13.73%		2.35%
Dividends for short positions	1.09%		0.53%		0.03%		—		—
Net expenses(f)	2.94%		1.95%		5.95%		13.73%		2.35%
Net investment loss	(2.31)%		(1.26)%		(5.69)%		(13.29)%		(1.00)%
Portfolio turnover rate	1,336%		1,553%		262	%(e)	23%		36	%(e)

(a)	Pyxis Long/Short Healthcare Fund, Class A commenced operations on May 5, 2008.
(b)	Per share data was calculated using average shares outstanding during the period.
(c)	Represents less than $0.005 per share.
(d)	Total return is at net asset value assuming all distributions are reinvested and no initial sales charge or CDSC. For periods with waivers/reimbursements, had the Fund’s investment adviser not waived or reimbursed a portion of expenses, total return would have been reduced.
(e)	Not annualized.
(f)	Net expense ratio has been calculated after applying any waiver/reimbursement, if applicable.

38	See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

Pyxis Long/Short Healthcare Fund, Class C

Selected data for a share outstanding throughout each period is as follows:

	For the Year Ended 06/30/12		For the Year Ended 06/30/11		For the Ten Months Period Ended 06/30/10		For the Year Ended 08/31/09		For the Period Ended 08/31/08(a)

Net Asset Value, Beginning of Period	$13.54		$11.04		$9.33		$10.28		$10.00
Income from Investment Operations:
Net investment loss	(0.34	)(b)	(0.23	)(b)	(0.55	)(b)	(1.43	)(b)	(0.05)
Redemption fees added to paid-in-capital	0.01	(b)	—	(b)(c)	—		0.02	(b)	—
Net realized and unrealized gain/(loss)	(1.37	)(b)	3.08	(b)	2.26	(b)	0.81	(b)	0.33

Total from investment operations	(1.70)		2.85		1.71		(0.60)		0.28
Less Distributions Declared to Shareholders:
From net investment income	—		—		—		—		—
From net realized gains	(1.25)		(0.35)		—		(0.35)		—

Total distributions declared to shareholders	(1.25)		(0.35)		—		(0.35)		—
Net Asset Value, End of Period	$10.59		$13.54		$11.04		$9.33		$10.28
Total return(d)	(13.04)%		26.35%		18.33	%(e)	(6.32)%		2.80	%(e)
Ratios to Average Net Assets/Supplemental Data:
Net assets, end of period (in 000’s)	$9,181		$6,075		$338		$145		$159
Total operating expenses	2.86%		3.26%		7.48%		16.00%		7.50%
Waiver/reimbursement	(0.36)%		(1.19)%		(0.91)%		(1.62)%		(4.50)%
Net operating expenses(f)	2.50%		2.07%		6.57%		14.38%		3.00%
Dividends for short positions	1.09%		0.53%		0.03%		—		—
Net expenses(f)	3.59%		2.60%		6.60%		14.38%		3.00%
Net investment loss	(2.96)%		(1.91)%		(6.34)%		(13.94)%		(1.65)%
Portfolio turnover rate	1,336%		1,553%		262	%(e)	23%		36	%(e)

(a)	Pyxis Long/Short Healthcare Fund, Class C commenced operations on May 5, 2008.
(b)	Per share data was calculated using average shares outstanding during the period.
(c)	Represents less than $0.005 per share.
(d)	Total return is at net asset value assuming all distributions are reinvested and no initial sales charge or CDSC. For periods with waivers/reimbursements, had the Fund’s investment adviser not waived or reimbursed a portion of expenses, total return would have been reduced.
(e)	Not annualized.
(f)	Net expense ratio has been calculated after applying any waiver/reimbursement, if applicable.

See accompanying Notes to Financial Statements.	39

FINANCIAL HIGHLIGHTS

Pyxis Long/Short Healthcare Fund, Class Z

Selected data for a share outstanding throughout each period is as follows:

	For the Year Ended 06/30/12		For the Year Ended 06/30/11		For the Ten Months Period Ended 06/30/10		For the Year Ended 08/31/09		For the Period Ended 08/31/08(a)

Net Asset Value, Beginning of Period	$13.88		$11.26		$9.47		$10.31		$10.00
Income from Investment Operations:
Net investment loss	(0.24	)(b)	(0.11	)(b)	(0.49	)(b)	(1.34	)(b)	(0.02)
Redemption fees added to paid-in-capital	0.01	(b)	—	(b)(c)	—		0.02	(b)	—
Net realized and unrealized gain/(loss)	(1.37	)(b)	3.08	(b)	2.28	(b)	0.84	(b)	0.33

Total from investment operations	(1.60)		2.97		1.79		(0.48)		0.31
Less Distributions Declared to Shareholders:
From net investment income	—		—		—		(0.01)		—
From net realized gains	(1.25)		(0.35)		—		(0.35)		—

Total distributions declared to shareholders	(1.25)		(0.35)		—		(0.36)		—
Net Asset Value, End of Period	$11.03		$13.88		$11.26		$9.47		$10.31
Total return(d)	(11.95)%		26.79%		18.90	%(e)	(5.15)%		3.10	%(e)
Ratios to Average Net Assets/Supplemental Data:
Net assets, end of period (in 000’s)	$14,210		$13,705		$7,606		$1,673		$6,940
Total operating expenses	1.86%		2.26%		6.48%		15.00%		6.50%
Waiver/reimbursement	(0.36)%		(1.19)%		(0.91)%		(1.62)%		(4.50)%
Net operating expenses(f)	1.50%		1.07%		5.57%		13.38%		2.00%
Dividends for short positions	1.09%		0.53%		0.03%		—		—
Net expenses(f)	2.59%		1.60%		5.60%		13.38%		2.00%
Net investment loss	(1.96)%		(0.91)%		(5.34)%		(12.94)%		(0.65)%
Portfolio turnover rate	1,336%		1,553%		262	%(e)	23%		36	%(e)

(a)	Pyxis Long/Short Healthcare Fund, Class Z commenced operations on May 5, 2008.
(b)	Per share data was calculated using average shares outstanding during the period.
(c)	Represents less than $0.005 per share.
(d)	Total return is at net asset value assuming all distributions are reinvested and no initial sales charge or CDSC. For periods with waivers/reimbursements, had the Fund’s investment adviser not waived or reimbursed a portion of expenses, total return would have been reduced.
(e)	Not annualized.
(f)	Net expense ratio has been calculated after applying any waiver/reimbursement, if applicable.

40	See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

Pyxis Floating Rate Opportunities Fund, Class A

Selected data for a share outstanding throughout each period is as follows:

	For the Year Ended 06/30/12	For the Year Ended 06/30/11*	For the Ten Months Ended 06/30/10*		For the Years Ended August 31,
					2009*	2008*	2007*

Net Asset Value, Beginning of Period	$6.96	$6.55	$5.98		$9.70	$11.75	$12.43
Income from Investment Operations:
Net investment income(a)	0.26	0.27	0.18		0.51	0.90	1.00
Redemption fees added to paid-in capital(a)	— (b)	—	—		—	—	—
Net realized and unrealized gain/(loss)(a)	(0.07)	0.46	0.57		(3.50)	(2.05)	(0.60)

Total from investment operations	0.19	0.73	0.75		(2.99)	(1.15)	0.40
Less Distributions Declared to Shareholders:
From net investment income	(0.30)	(0.32)	(0.06)		(0.73)	(0.89)	(1.01)
From net realized gains	—	—	—		—	(0.01)	(0.07)
From return of capital	—	—	(0.12)		—	—	—

Total distributions declared to shareholders	(0.30)	(0.32)	(0.18)		(0.73)	(0.90)	(1.08)
Net Asset Value, End of Period	$6.85	$6.96	$6.55		$5.98	$9.70	$11.75
Total return(c)	2.52%	11.73%	12.68	%(d)	(30.25)%	(10.28)%	3.10%
Ratios to Average Net Assets/Supplemental Data:
Net assets, end of period (000’s)	$203,684	$264,385	$191,925		$219,010	$567,048	$1,050,738
Total expenses excluding interest expense and commitment fee	2.11%	2.18%	2.27%		1.87%	1.58%	1.33%
Interest expense and commitment fee	0.42%	0.47%	0.61%		1.08%	1.47%	1.06%
Waiver/reimbursement	—	—	—		(0.01)%	(0.02)%	—
Net expenses including interest expense and commitment fee(e)	2.53%	2.65%	2.88%		2.94%	3.03%	2.39%
Net investment income	3.91%	3.97%	3.29%		8.09%	8.28%	8.05%
Portfolio turnover rate	50%	104%	57	%(d)	21%	22%	70%

*	Historical data shown is that of the Highland Floating Rate Advantage Fund, which reorganized into the Pyxis Floating Rate Opportunities Fund on June 13, 2011 (See Note 14).
(a)	Per share data was calculated using average shares outstanding during the period.
(b)	Represents less than $0.005 per share.
(c)	Total return is at net asset value assuming all distributions are reinvested and no initial sales charge or CDSC. For periods with waivers/reimbursements, had the Fund’s investment adviser not waived or reimbursed a portion of expenses, total return would have been reduced.
(d)	Not annualized.
(e)	Net expense ratio has been calculated after applying any waiver/reimbursement, if applicable.

See accompanying Notes to Financial Statements.	41

FINANCIAL HIGHLIGHTS

Pyxis Floating Rate Opportunities Fund, Class B

Selected data for a share outstanding throughout each period is as follows:

	For the Year Ended 06/30/12	For the Year Ended 06/30/11*	For the Ten Months Ended 06/30/10*		For the Years Ended August 31,
					2009*	2008*	2007*

Net Asset Value, Beginning of Period	$6.96	$6.55	$5.98		$9.70	$11.75	$12.43
Income from Investment Operations:
Net investment income(a)	0.24	0.25	0.16		0.49	0.86	0.96
Redemption fees added to paid-in capital(a)	— (b)	—	—		—	—	—
Net realized and unrealized gain/(loss)(a)	(0.08)	0.45	0.58		(3.50)	(2.05)	(0.60)

Total from investment operations	0.16	0.70	0.74		(3.01)	(1.19)	0.36
Less Distributions Declared to Shareholders:
From net investment income	(0.28)	(0.29)	(0.06)		(0.71)	(0.85)	(0.97)
From net realized gains	—	—	—		—	(0.01)	(0.07)
From return of capital	—	—	(0.11)		—	—	—

Total distributions declared to shareholders	(0.28)	(0.29)	(0.17)		(0.71)	(0.86)	(1.04)
Net Asset Value, End of Period	$6.84	$6.96	$6.55		$5.98	$9.70	$11.75
Total return(c)	2.01%	11.34%	12.36	%(d)	(30.50)%	(10.60)%	2.74%
Ratios to Average Net Assets/Supplemental Data:
Net assets, end of period (000’s)	$4,073	$18,575	$16,063		$20,660	$58,486	$95,122
Total expenses excluding interest expense and commitment fee	2.46%	2.53%	2.62%		2.22%	1.93%	1.68%
Interest expense and commitment fee	0.42%	0.47%	0.61%		1.08%	1.47%	1.06%
Waiver/reimbursement	—	—	—		(0.01)%	(0.02)%	—
Net expenses including interest expense and commitment fee(e)	2.88%	3.00%	3.23%		3.29%	3.38%	2.74%
Net investment income	3.56%	3.62%	2.94%		7.74%	7.93%	7.70%
Portfolio turnover rate	50%	104%	57	%(d)	21%	22%	70%

*	Historical data shown is that of the Highland Floating Rate Advantage Fund, which reorganized into the Pyxis Floating Rate Opportunities Fund on June 13, 2011 (See Note 14).
(a)	Per share data was calculated using average shares outstanding during the period.
(b)	Represents less than $0.005 per share.
(c)	Total return is at net asset value assuming all distributions are reinvested and no CDSC. For periods with waivers/reimbursements, had the Fund’s investment adviser not waived or reimbursed a portion of expenses, total return would have been reduced.
(d)	Not annualized.
(e)	Net expense ratio has been calculated after applying any waiver/reimbursement, if applicable.

42	See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

Pyxis Floating Rate Opportunities Fund, Class C

Selected data for a share outstanding throughout each period is as follows:

	For the Year Ended 06/30/12	For the Year Ended 06/30/11*	For the Ten Months Ended 06/30/10*		For the Years Ended August 31,
					2009*	2008*	2007*

Net Asset Value, Beginning of Period	$6.96	$6.55	$5.98		$9.70	$11.75	$12.43
Income from Investment Operations:
Net investment income(a)	0.23	0.24	0.15		0.48	0.84	0.93
Redemption fees added to paid-in capital(a)	— (b)	—	—		—	—	—
Net realized and unrealized gain/(loss)(a)	(0.07)	0.45	0.58		(3.50)	(2.04)	(0.59)

Total from investment operations	0.16	0.69	0.73		(3.02)	(1.20)	0.34
Less Distributions Declared to Shareholders:
From net investment income	(0.27)	(0.28)	(0.06)		(0.70)	(0.84)	(0.95)
From net realized gains	—	—	—		—	(0.01)	(0.07)
From return of capital	—	—	(0.10)		—	—	—

Total distributions declared to shareholders	(0.27)	(0.28)	(0.16)		(0.70)	(0.85)	(1.02)
Net Asset Value, End of Period	$6.85	$6.96	$6.55		$5.98	$9.70	$11.75
Total return(c)	2.01%	11.16%	12.22	%(d)	(30.60)%	(10.73)%	2.50%
Ratios to Average Net Assets/Supplemental Data:
Net assets, end of period (000’s)	$320,178	$437,220	$332,355		$359,579	$784,597	$1,269,850
Total expenses excluding interest expense and commitment fee	2.61%	2.68%	2.77%		2.37%	2.08%	1.83%
Interest expense and commitment fee	0.42%	0.47%	0.61%		1.08%	1.47%	1.06%
Waiver/reimbursement	—	—	—		(0.01)%	(0.02)%	—
Net expenses including interest expense and commitment fee(e)	3.03%	3.15%	3.38%		3.44%	3.53%	2.89%
Net investment income	3.41%	3.47%	2.79%		7.59%	7.78%	7.55%
Portfolio turnover rate	50%	104%	57	%(d)	21%	22%	70%

*	Historical data shown is that of the Highland Floating Rate Advantage Fund, which reorganized into the Pyxis Floating Rate Opportunities Fund on June 13, 2011 (See Note 14).
(a)	Per share data was calculated using average shares outstanding during the period.
(b)	Represents less than $0.005 per share.
(c)	Total return is at net asset value assuming all distributions are reinvested and no CDSC. For periods with waivers/reimbursements, had the Fund’s investment adviser not waived or reimbursed a portion of expenses, total return would have been reduced.
(d)	Not annualized.
(e)	Net expense ratio has been calculated after applying any waiver/reimbursement, if applicable.

See accompanying Notes to Financial Statements.	43

FINANCIAL HIGHLIGHTS

Pyxis Floating Rate Opportunities Fund, Class Z

Selected data for a share outstanding throughout each period is as follows:

	For the Year Ended 06/30/12	For the Year Ended 06/30/11*	For the Ten Months Ended 06/30/10*		For the Years Ended August 31,
					2009*	2008*	2007*

Net Asset Value, Beginning of Period	$6.96	$6.55	$5.97		$9.70	$11.75	$12.43
Income from Investment Operations:
Net investment income(a)	0.29	0.29	0.20		0.54	0.94	1.04
Redemption fees added to paid-in capital(a)	— (b)	—	—		—	—	—
Net realized and unrealized gain/(loss)(a)	(0.08)	0.46	0.58		(3.52)	(2.05)	(0.60)

Total from investment operations	0.21	0.75	0.78		(2.98)	(1.11)	0.44
Less Distributions Declared to Shareholders:
From net investment income	(0.33)	(0.34)	(0.07)		(0.75)	(0.93)	(1.05)
From net realized gains	—	—	—		—	(0.01)	(0.07)
From return of capital	—	—	(0.13)		—	—	—

Total distributions declared to shareholders	(0.33)	(0.34)	(0.20)		(0.75)	(0.94)	(1.12)
Net Asset Value, End of Period	$6.84	$6.96	$6.55		$5.97	$9.70	$11.75
Total return(c)	2.73%	12.11%	13.20	%(d)	(30.12)%	(9.97)%	3.46%
Ratios to Average Net Assets/Supplemental Data:
Net assets, end of period (000’s)	$22,568	$35,668	$41,785		$62,842	$170,147	$280,383
Total expenses excluding interest expense and commitment fee	1.76%	1.83%	1.92%		1.52%	1.23%	0.98%
Interest expense and commitment fee	0.42%	0.47%	0.61%		1.08%	1.47%	1.06%
Waiver/reimbursement	—	—	—		(0.01)%	(0.02)%	—
Net expenses including interest expense and commitment fee(e)	2.18%	2.30%	2.53%		2.59%	2.68%	2.04%
Net investment income	4.26%	4.32%	3.64%		8.44%	8.63%	8.40%
Portfolio turnover rate	50%	104%	57	%(d)	21%	22%	70%

*	Historical data shown is that of the Highland Floating Rate Advantage Fund, which reorganized into the Pyxis Floating Rate Opportunities Fund on June 13, 2011 (See Note 14).
(a)	Per share data was calculated using average shares outstanding during the period.
(b)	Represents less than $0.005 per share.
(c)	Total return is at net asset value assuming all distributions are reinvested. For periods with waivers/reimbursements, had the Fund’s investment adviser not waived or reimbursed a portion of expenses, total return would have been reduced.
(d)	Not annualized.
(e)	Net expense ratio has been calculated after applying any waiver/reimbursement, if applicable.

44	See accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

June 30, 2012	Pyxis Funds I

Note 1. Organization

Pyxis Funds I (formerly known as Highland Funds I) (the “Trust”) was organized as a Delaware statutory trust on February 28, 2006. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company with three separate portfolios, each of which is non-diversified: Pyxis Long/Short Equity Fund (formerly known as Highland Long/Short Equity Fund) (the “Long/Short Equity Fund”), Pyxis Long/Short Healthcare Fund (formerly known as Highland Long/Short Healthcare Fund) (the “Long/Short Healthcare Fund”) and Pyxis Floating Rate Opportunities Fund (formerly known as Highland Floating Rate Opportunities Fund) (the “Floating Rate Opportunities Fund”) (each a “Fund” and, collectively, the “Funds”).

On June 13, 2011, the Floating Rate Opportunities Fund issued 62,989,733 shares and 50,429,439 shares in exchange for 62,989,733 shares of the Highland Floating Rate Advantage Fund (“Floating Rate Advantage Fund”) and 53,602,884 shares of the Highland Floating Rate Fund (“Floating Rate Fund”), respectively. The beginning net assets on such date of the Floating Rate Opportunities Fund, Floating Rate Advantage Fund and Floating Rate Fund were $0, $441,501,360 and $353,461,456, respectively (see Note 14).

Investment Objectives

The investment objectives of the Funds are as follows:

Long/Short Equity Fund. To seek consistent, above-average total returns primarily through capital appreciation, while also attempting to preserve capital and mitigate risk through hedging activities.

Long/Short Healthcare Fund. To seek long-term capital appreciation.

Floating Rate Opportunities Fund. To provide a high level of current income consistent with preservation of capital.

Fund Shares

Each Fund is authorized to issue an unlimited number of transferable shares of beneficial interest with a par value of $0.001 per share (each a “Share” and, collectively, the “Shares”). The Funds currently offer Class A, Class C and Class Z Shares. Class A Shares are sold with a front-end sales charge. Class A, Class B and Class C Shares may be subject to a contingent deferred sales charge. Class Z Shares are sold only to certain eligible investors. Certain share classes have their own sales charge and bear class specific expenses, which include distribution fees and service fees.

The Floating Rate Opportunities Fund does not sell Class B Shares to new and existing investors, except that existing Class B Share investors may still reinvest distributions in Class B Shares until such time as those shares are converted to

Class A Shares. Class B Shares automatically convert to Class A Shares after eight years.

At June 30, 2012, Highland Capital Management, L.P., an affiliate of Pyxis Capital, L.P. (the “Investment Adviser”) owned 15.30% of the total shares outstanding of the Long/Short Healthcare Fund.

Note 2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Valuation of Investments

In computing each Fund’s net assets attributable to Shares, securities with readily available market quotations use those quotations for valuation. When portfolio securities are traded on the relevant day of valuation, the valuation will be the last reported sale price on that day. If there are no such sales on that day, the security will be valued at the mean between the most recently quoted bid and ask prices provided by the principal market makers. If there is more than one such principal market maker, the value shall be the average of such means. Securities without a sale price or quotations from principal market makers on the valuation day may be priced by an independent pricing service. Investments in mutual funds are valued at their respective net asset values as determined by those mutual funds each business day. Generally, the Funds’ loan and bond positions are not traded on exchanges and consequently are valued based on a mean of the bid and ask price from the third-party pricing services or broker-dealer sources that the Investment Adviser has determined generally have the capability to provide appropriate pricing services and have been approved by the Trustees.

Securities for which market quotations are not readily available and for which the Funds have determined the price received from a pricing service or broker-dealer is “stale” or otherwise does not represent fair value (such as when events occur between the time when market price is determined and calculation of the Funds’ net asset value materially affect the value of securities), will be valued by the Funds at fair value, as determined by the Funds’ Board of Trustees (the “Board”) or its designee in good faith in accordance with procedures approved by the Board, taking into account factors reason-

Annual Report	45

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2012	Pyxis Funds I

ably determined to be relevant, including: (i) the fundamental analytical data relating to the investment; (ii) the nature and duration of restrictions on disposition of the securities; and (iii) an evaluation of the forces that influence the market in which these securities are purchased and sold. In these cases, the Funds’ net asset value will reflect the affected portfolio securities’ fair value as determined in the judgment of the Board or its designee instead of being determined by the market. Using a fair value pricing methodology to value securities may result in a value that is different from a security’s most recent sale price and from the prices used by other investment companies to calculate their net asset values. Determination of fair value is uncertain because it involves subjective judgments and estimates not easily substantiated.

There can be no assurance that the Funds’ valuation of a security will not differ from the amount that it realizes upon the sale of such security. Short-term debt investments, that is, those with a remaining maturity of 60 days or less, are valued at cost adjusted for amortization of premium and accretion of discounts, a method of valuation which approximates market values. Repurchase agreements are valued at cost plus accrued interest. Foreign price quotations are converted to U.S. dollar equivalents using the 4:00 PM London Time Spot Rate.

Fair Value Measurements:

The Funds have performed an analysis of all existing investments and derivative instruments to determine the significance and character of all inputs to their fair value determination. The levels of fair value inputs used to measure the Funds’ investments are characterized into a fair value hierarchy. Where inputs for an asset or liability fall into more than one level in the fair value hierarchy, the investment is classified in its entirety based on the lowest level input that is significant to that investment’s valuation. The three levels of the fair value hierarchy are described below:

Level 1 —	Quoted unadjusted prices for identical instruments in active markets to which the Fund has access at the date of measurement;

Level 2 —	Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active, but are valued based on executed trades; broker quotations that constitute an executable price; and alternative pricing sources supported by observable inputs are classified within Level 2. Level 2 inputs are either directly or indirectly observable for the asset in connection with market data at the measurement date; and
Level 3 —	Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. In certain cases, investments classified within Level 3 may include securities for which the Fund has obtained indicative quotes from broker-dealers that do not necessarily represent prices the broker may be willing to trade on, as such quotes can be subject to material management judgment. Unobservable inputs are those inputs that reflect the Fund’s own assumptions that market participants would use to price the asset or liability based on the best available information.

The fair value of the Funds’ loans, bonds and asset-backed securities are generally based on quotes received from brokers or independent pricing services. Loans and bonds with quotes that are based on actual trades with a sufficient level of activity on or near the measurement date are classified as Level 2 assets. Loans, bonds and asset-backed securities that are priced using quotes derived from implied values, indicative bids, or a limited number of actual trades are classified as Level 3 assets because the inputs used by the brokers and pricing services to derive the values are not readily observable.

The fair value of the Funds’ common stocks, preferred stocks and warrants that are not actively traded on national exchanges are generally priced using quotes derived from implied values, indicative bids, or a limited amount of actual trades and are classified as Level 3 assets because the inputs used by the brokers and pricing services to derive the values are not readily observable.

At the end of each calendar quarter, management evaluates the Level 2 and 3 assets and liabilities for changes in liquidity, including but not limited to: whether a broker is willing to execute at the quoted price, the depth and consistency of prices from third party services, and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the Level 1 and 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Funds’ investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Funds may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

46	Annual Report

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2012	Pyxis Funds I

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Transfers in and out of the levels are recognized at the value at the end of the period. A summary of the inputs used to value each Fund’s assets as of June 30, 2012 is as follows:

	Total Market value at 06/30/12	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Long/Short Equity Fund
Assets
Common Stocks*	$518,275,600	$518,275,600	$—	$—
Registered Investment Company	166,819,372	166,819,372	—	—
Purchased Options By Risk Category
Equity Price Risk	112,625	112,625	—	—

Total Assets	$685,207,597	$685,207,597	$—	$—

Liabilities
Short Sales	$(213,088,075)	$(213,088,075)	$—	$—

Total Liabilities	$(213,088,075)	$(213,088,075)	$—	$—

Total	$472,119,522	$472,119,522	$—	$—

Long/Short Healthcare Fund
Assets
US Senior Loans	$800,000	$—	$—	$800,000
Common Stocks
Consumer Discretionary	1,713,186	1,713,186	—	—
Consumer Staples	694,479	694,479	—	—
Healthcare
Biotechnology	4,322,476	4,322,476	—	—
Healthcare Equipment	10,581,313	8,797,626	—	1,783,687
Healthcare Facilities	2,465,903	2,465,903	—	—
Healthcare Services	911,250	911,250	—	—
Healthcare Supplies	1,835,783	1,835,783	—	—
Healthcare Technology	4,055,521	4,055,521	—	—
Life Sciences Tools & Services	3,485,413	3,485,413	—	—
Managed Healthcare	3,708,353	3,708,353	—	—
Pharmaceuticals	7,302,804	7,302,804	—	—
Purchased Options by Risk Category
Equity Price Risk	39,015	39,015	—	—
Warrants by Risk Category
Equity Price Risk	2,253,952	57,939	35,544	2,160,469

Total Assets	$44,169,448	$39,389,748	$35,544	$4,744,156

Liabilities
Short Sales	$(28,156,364)	$(28,156,364)	$—	$—

Total Liabilities	$(28,156,364)	$(28,156,364)	$—	$—

Total	$16,013,084	$11,233,384	$35,544	$4,744,156

Floating Rate Opportunities Fund
Assets
US Denominated Senior Loans	$419,381,295	—	$316,261,677	$103,119,618
Foreign Denominated Senior Loans	90,078,234	—	35,535,343	54,542,891
Asset Backed Securities	40,969,784	—	—	40,969,784
Corporate Notes and Bonds	40,086,594	—	40,086,594	—
Common Stocks
Broadcasting	16,782,000	—	—	16,782,000
Chemicals	63,164	—	—	63,164
Diversified Media	12,647,707	—	—	12,647,707
Energy	559,143	—	—	559,143
Gaming/Leisure	1,074,137	—	—	1,074,137
Healthcare	1,242,186	—	—	1,242,186
Housing	4,356,206	—	—	4,356,206
Telecommunications	1,110,321	1,110,321	—	—
Utility	107,310	—	—	107,310
Other	2,183,466	—	2,183,466	—
Registered Investment Company	16,050,326	16,050,326	—	—
Warrants by Risk Category
Equity Price Risk	30,000	—	—	30,000
Other Financial Instruments
Forward Foreign Currency Contracts by Risk Category
Foreign Exchange Contracts	776,804	—	776,804	—

Total	$647,498,677	$17,160,647	$394,843,884	$235,494,146

* Please refer to the Investment Portfolio for industry breakout

Annual Report	47

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2012	Pyxis Funds I

The table below sets forth a summary of changes in the Long/Short Healthcare Fund’s and the Floating Rate Opportunities Fund’s assets measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the period ended June 30, 2012. The Long/Short Equity Fund had no Level 3 assets as of June 30, 2011 or June 30, 2012.

	Balance as of June 30, 2011	Transfers into Level 3	Transfers Out of Level 3	Net Amortization (Accretion) of Premium/ (Discount)	Net Realized Gains/ (Losses)	Net Unrealized Gains/ (Losses)	Net Purchase	Net (Sales)	Balance as of June 30, 2012
Long/Short Healthcare Fund
Common Stocks
Healthcare Equipment	$1,922,537	$—	$—	$—	$—	$(138,850)	$—	$—	$1,783,687
Warrants
Debt	986,912	—	(35,544)	—	—	1,209,101	—	—	2,160,469
Debt
Senior Loans	800,000	—	—	—	—	—	—	—	800,000

Total	$3,709,449	$—	$(35,544)	$—	$—	$1,070,251	$—	$—	$4,744,156

Floating Rate Opportunities Fund
Common Stocks
Broadcasting	$48,826,400	$—	$—	$—	$12,098,287	$(7,251,237)	$—	$(36,891,450)	$16,782,000
Chemicals	185,775	—	—	—	—	(122,611)	—	—	63,164
Diversified Media	54,133	12,593,574	—	—	—	—	—	—	12,647,707
Energy	2,516,144	—	—	—	—	(1,957,001)	—	—	559,143
Gaming/Leisure	11,415,175	—	—	—	—	(10,341,038)	—	—	1,074,137
Healthcare	2,070,310	—	—	—	—	(828,124)	—	—	1,242,186
Housing	264,299	—	—	—	—	(35,275,822)	39,367,729	—	4,356,206
Media/Telecommunications	11,289,060	—	(12,593,574)	—	—	1,304,514	—	—	—
Metals/Minerals	1,811,600	—	—	—	861,106	(1,184,606)	—	(1,488,100)	—
Utility	221,773	—	—	—	—	(114,463)	—	—	107,310
Warrants
Equity Price Risk	39,200	—	—	—	4,825	(825)	—	(13,200)	30,000
Debt
US Denominated Senior Loans	156,866,543	8,745,478	(16,681,466)	260,797	(30,555,484)	69,893,641	27,562,738	(112,972,629)	103,119,618
Foreign Denominated Senior Loans	80,759,141	—	—	22,530	(3,441,392)	(9,329,501)	374,356	(13,842,243)	54,542,891
Asset-Backed Securities	50,772,130	—	—	—	706,589	(1,641,729)	14,170	(8,881,376)	40,969,784
Other	2,774,331	—	(2,183,466)	—	—	(590,865)	—	—	—

Total	$369,866,014	$21,339,052	$(31,458,506)	$283,327	$(20,326,069)	$2,560,333	$67,318,993	$(174,088,998)	$235,494,146

For the year ended June 30, 2012, total change in unrealized gain/(loss) on Level 3 securities held at period-end and included in the change in net assets for Long/Short Healthcare Fund and Floating Rate Opportunities Fund were $1,070,251 and $(30,248,412). The Funds present these unrealized gains on the Statement of Operations as net change in unrealized appreciation/(depreciation) on investments. For the year ended June 30, 2012, there were no transfers between Level 1 and Level 2.

Investments designated as Level 3 may include assets valued using quotes or indications furnished by brokers which are based on models or estimates and may not be executable prices. In light of the developing market conditions, the

Investment Adviser continues to search for observable data points and evaluate broker quotes and indications received for portfolio investments. As a result, for the year ended June 30, 2012, a net amount of $0 and $21,339,052 of the Long/Short Healthcare Fund and the Floating Rate Opportunities Fund’s portfolio investments, respectively, was transferred to Level 3 from Level 2 and a net amount of $(35,544) and $(31,458,506) of the Long/Short Healthcare Fund and the Floating Rate Opportunities Fund’s portfolio investments, respectively, was transferred to Level 2 from Level 3. Determination of fair values is uncertain because it involves subjective judgments and estimates that are unobservable.

48	Annual Report

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2012	Pyxis Funds I

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Fund and Category	Ending Balance at 6/30/2012	Valuation Technique	Unobservable Inputs	Input Value(s)
Pyxis Long/Short Healthcare Fund
Debt	$800,000	Expected Recovery	Probability of Recovery	100%
Common Stocks	1,783,687	Fair Valuation - Multiple Scenarios	Discount Rate	25.99%
			Scenario Probabilities	25%
Warrants	2,160,470	Option Pricing Model	Custom Volatility	45% - 75%

Total	$4,744,157
Pyxis Floating Rate Opportunities Fund
Debt	$198,632,293	Third-Party Pricing Vendor		56.8 - 100.1
		Liquidation Analysis	Discount Rate	0.13% - 15%
		Debt - Loan Spread	Comparable Valuations	511 - 645
			Weighted Comparables	10% - 40%
			Spread on Weighted Avg Discount	3%
			Comparable Broker Quotes	51 - 99.5
			Liquidity Discount	2% - 3%
		Recovery Analysis	Discount Rate	15%
		Expected Sale Proceeds	Scenario Probabilities	88.86%
			Discount Rate	15%
		Discounted Cash Flows	LTM Multiple	4.6
			Liquidity Discount	20%
			Discount Rate	25% - 45%
		Multiple Analysis	Liquidity Discount	28%
Common Stocks	36,831,852	Discounted Cash Flows	Discount Rate	15%
	.	Liquidation Analysis	Scenario Probabilities	75%
		Third-Party Pricing Vendor		0.07 - 3,000
		Multiple Analysis	Broker Recommended Discount	60%
			Partial Proposed Sale Agreement	$17,300,000
Warrants	30,000	Third-Party Pricing Vendor		3,000

Total	$235,494,145

The significant unobservable inputs used in the fair value measurement of the Fund’s debt investments are discount rates, scenario probabilities, assumed accrued interest, and LTM multiples. Significant increases or decreases in any of those inputs in isolation would result in a significantly lower or higher fair value measurement.

The significant unobservable inputs used in the fair value measurement of the reporting entity’s common stock investments are discount rates and scenario probabilities. Significant changes in either of those inputs in isolation would result in a significantly lower or higher fair value measurement.

Security Transactions

Security transactions are accounted for on the trade date. Cost and gains/(losses) are determined based upon the specific identification method for both financial statement and U.S. federal income tax purposes.

Cash and Cash Equivalents

The Funds consider liquid assets deposited with a bank, and certain short term debt instruments with original maturities of 3 months or less to be cash equivalents. These investments represent amounts held with financial institutions that are readily accessible to pay Fund expenses or investments. Cash and cash equivalents are valued at cost plus accrued interest, which approximates market value. The value of cash equivalents denominated in foreign currencies is determined by converting to U. S. dollars on the date of the statement of assets and liabilities. At June 30, 2012, the Funds invested their cash in the Federated Prime Obligations Fund.

Short Sales

The Funds may sell securities short. A short sale is a transaction in which a Fund sells a security it does not own in anticipation that the market price of that security will decline. When a Fund makes a short sale, it must borrow the security sold short from a broker-dealer and deliver it to the buyer upon conclusion of the transaction. A Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any dividends or other payments received on such borrowed securities. Cash held as collateral for short sales is classified as restricted cash on Long/Short Equity Fund’s and Long/Short Healthcare Fund’s Statement of Assets and Liabilities. Restricted cash in the amount of $183,389,138 and $25,271,231 was held with the broker for the Long/Short Equity Fund and the Long/Short Healthcare Fund, respectively. Restricted cash in the amount of $80,500,000 for the Long/Short Equity Fund and $250,000 for the Long/Short Healthcare Fund is held in each Fund’s segregated account at The Bank of New York Mellon, the

Annual Report	49

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2012	Pyxis Funds I

Funds’ custodian. Additionally, securities valued at $26,280,000 and $22,694,587 were posted in the Long/Short Equity Fund and Long/Short Healthcare Fund’s segregated accounts as collateral.

At June 30, 2012 the Floating Rate Opportunities Fund did not have any securities sold short.

Options

The Funds may utilize options on securities or indexes to varying degrees as part of their principal investment strategy. An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise or “strike” price. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. The Funds may hold options, write option contracts, or both.

If an option written by a Fund expires unexercised, the Fund realizes on the expiration date a capital gain equal to the premium received by the Fund at the time the option was written. If an option purchased by a Fund expires unexercised, the Fund realizes a capital loss equal to the premium paid. Prior to the earlier of exercise or expiration, an exchange-traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, underlying security, exercise price and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when a Fund desires. A Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund will realize a capital loss.

During the year ended June 30, 2012, the Long/Short Equity Fund had written options to provide leveraged short exposure, and purchased options to provide leveraged long exposure, to the underlying equity, which is consistent with the investment strategy of the Fund.

During the year ended June 30, 2012, the Long/Short Healthcare Fund had written options to provide leveraged short exposure, and purchased options to provide leveraged long exposure to the underlying equity, which is consistent with the investment strategy of the Fund.

During the year ended June 30, 2012, the Floating Rate Opportunities Fund did not hold any written or purchased options.

Credit Default Swaps

To the extent consistent with the Funds’ prospectus, the Funds may enter into credit default swap agreements. The “buyer” in a credit default contract is obligated to pay the “seller” a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller typically pays the buyer the “par value” (full notional value) of the reference obligation in exchange for the reference obligation. The Funds may be either the buyer or seller in the transaction. If a Fund is a buyer and no event of default occurs, the Fund loses its investment and recovers nothing. However, if an event of default occurs, the buyer receives full notional value for a reference obligation that may have little or no value. As a seller, a Fund receives income throughout the term of the contract, which typically is between six months and five years, provided that there is no default event.

Credit default swaps involve greater risks than if the Funds had invested in the reference obligation directly. In addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risks.

If an event of default were to occur, the value of the reference obligation received by the seller, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller. When a Fund acts as a seller of a credit default swap agreement it is exposed to many of the same risks of leverage as certain other leveraged transactions, since if an event of default occurs the seller must pay the buyer the full notional value of the reference obligation. At June 30, 2012, the Long/Short Equity Fund, the Long/Short Healthcare Fund and the Floating Rate Opportunities Fund held no credit default swaps.

Foreign Currency

Foreign currencies, investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rates using the current 4:00 PM London Time Spot Rate. Fluctuations in the value of the foreign currencies and other assets and liabilities resulting from changes in exchange rates, between trade and settlement dates on securities transactions and between the accrual and payment dates on dividends, interest income and foreign withholding taxes, are recorded as unrealized foreign currency gains/(losses). Realized gains/(losses) and unrealized appreciation/(depreciation) on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Forward Foreign Currency Contracts

In order to minimize the movement in NAV resulting from a decline or appreciation in the value of a particular foreign currency against the U.S. dollar or another foreign currency or for other reasons, the Floating Rate Opportunities Fund may enter into forward currency exchange contracts. These

50	Annual Report

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2012	Pyxis Funds I

contracts involve an obligation to purchase or sell a specified currency at a future date at a price set at the time the contract is initiated. Forward currency contracts do not eliminate fluctuations in the values of portfolio securities but rather allow the Fund to establish a rate of exchange for a future point in time. Forwards involve counterparty credit risk to the Floating Rate Opportunities Fund because the forwards are not exchange traded and there is no clearinghouse to guarantee forwards against default. As of June 30, 2012, the open notional values of the Fund’s forward foreign currency contracts were EUR 14,150,000 and GBP 17,600,000 and during the year ended June 30, 2012, the closed notional values were AUD 24,652,620, EUR 106,873,543 and GBP 52,516,822.

Financial Instruments

The Funds adopted amendments to authoritative guidance on disclosures about derivative instruments and hedging activities which require that the Funds disclose: a) how and why an entity uses derivative instruments, b) how derivative instruments and related hedged items are accounted for and c) how derivative instruments and related hedged items affect an entity’s financial position, financial performance and cash flows.

The fair value of derivative instruments on the Statement of Assets and Liabilities, have the following risk exposure at June 30, 2012.

	Fair Value
Risk Exposure	Asset Derivatives		Liability Derivatives
Long/Short Equity Fund
Equity Price Risk	$112,625	(1)	$—
Long/Short Healthcare Fund
Equity Price Risk	2,292,967	(1)	—
Floating Rate Opportunities Fund
Equity Price Risk	30,000	(1)	—
Foreign Exchange Risk	776,804	(2)	—

(1)	Statement of Assets and Liabilities location: Total investments, at value.
(2)	Statement of Assets and Liabilities location: Unrealized appreciation on forward foreign currency contracts.

The effect of derivative instruments on the Statement of Operations for the year ended June 30, 2012 was as follows:

Risk Exposure	Net Realized Gain (Loss) on Derivatives		Net Change in Unrealized Appreciation/ (Depreciation) on Derivatives
Long/Short Equity Fund
Equity Price Risk	$2,307,886	(1)	$(191,886	)(3)
Credit Risk	(109,047	)(5)	—
Long/Short Healthcare Fund
Equity Price Risk	(265,125	)(1)	1,231,815	(3)
Floating Rate Opportunities Fund
Foreign Exchange Risk	7,677,677	(2)	(818,231	)(4)
(1)	Statement of Operations location: Net realized gain/(loss) on written options, and/or investments.
(2)	Statement of Operations location: Net realized gain/(loss) on foreign currency transactions.
(3)	Statement of Operations location: Net change in unrealized appreciation/ (depreciation) on investments.
(4)	Statement of Operations location: Net change in unrealized appreciation/(depreciation) on translation of Assets and Liabilities denominated in foreign currency and forward currency contracts.
(5)	Statement of Operations: Net realized gain/(loss) on credit default swaps.

For the year ended June 30, 2012, each Fund’s average volume of derivatives is as follows:

Derivatives	Long/Short Equity Fund	Long/Short Healthcare Fund	Floating Rate Opportunities Fund
Warrants (Units)	—	3,333,659	900,640
Purchased Options (Contracts)	1,880	1,247	—
Forward Contracts Sold (Appreciation)	—	—	$2,349,761
Swaps (Depreciation)	$(8,107)	—	—

Income Recognition

Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums of debt instruments.

Determination of Class Net Asset Values

All income, expenses (other than distribution fees and service fees, which are class-specific expenses, as shown on the Statement of Operations) and realized and unrealized gains/(losses) are allocated to each class of shares of each Fund on a daily basis for purposes of determining the net asset value of each class. Income and expenses are allocated to each class based on the settled shares method, while realized and unrealized gains/(losses) are allocated based on the relative net assets of each class.

U.S. Federal Income Tax Status

Each Fund intends to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended, and will distribute substantially all of its taxable income and gains, if any, for the tax year, and as such will not be subject to U.S. federal income taxes. In addition, the Funds intend to distribute, in each calendar year, all of their net investment income, capital gains and certain other amounts, if any, such that the Funds should not be subject to U.S. federal excise tax. Therefore, no U.S. federal income or excise tax provisions are recorded.

Management has analyzed the Funds’ tax positions taken on federal income tax returns for all open tax years (current and prior three tax years), and has concluded that no provision for federal income tax is required in the Funds’ financial statements. The Funds’ federal and state income and federal

Annual Report	51

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2012	Pyxis Funds I

excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Distributions to Shareholders

The Funds intend to pay distributions from net investment income, if any, on a monthly basis. The Funds intend to pay net realized capital gains, if any, on an annual basis.

Statement of Cash Flows

Information on financial transactions which have been settled through the receipt or disbursement of cash is presented in the Statement of Cash Flows. The cash amount shown in the Statement of Cash Flows is the amount included within each Fund’s Statement of Assets and Liabilities and includes cash on hand at its custodian bank and sub-custodian bank, respectively, and does not include cash posted as collateral in the segregated account or with the broker-dealers.

Note 3. U.S. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. As a result, net investment income/(loss) and net realized gain/(loss) on investment transactions for a reporting period may differ significantly from distributions during such period.

Reclassifications are made to the Funds’ capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended June 30, 2012, permanent differences chiefly resulting from net investment losses, dividends on short sales, disallowed blue sky fees, partnership holdings, and the different book/tax treatment of forward currency contracts and premium accrued were identified and reclassified among the components of the Funds’ net assets as follows:

Fund	Undistributed Net Investment Income	Accumulated Net Realized Gain (Loss)	Paid-In Capital
Long/Short Equity Fund	$11,514,586	$(11,514,488)	$(98)
Long/Short Healthcare Fund	583,764	(583,764)	—
Floating Rate Opportunities Fund	1,670,333	(1,131,758)	(538,575)

The tax character of distributions paid during the year ended June 30, 2012 and June 30, 2011 were as follows:

Fund	Ordinary Income*	Distributions paid from: Long-Term Capital Gains	Distributions in Excess
Long/Short Equity Fund
2012	$3,482,889	$—	$—
2011	9,979,551	—	—
Long/Short Healthcare Fund
2012	6,785,881	—	—
2011	485,727	194,575	—
Floating Rate Opportunities Fund
2012	26,165,656	—	—
2011	—	—	—

*	For tax purposes, short-term capital gains distributions, if any, are considered ordinary income distributions.

As of June 30, 2012, the Funds’ tax year end, the components of distributable earnings on a tax basis were as follows:

Fund	Accumulated Capital and Other Losses	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Unrealized Appreciation/ (Depreciation)*
Long/Short Equity Fund	$—	$18,367,361	$—	$7,113,857
Long/Short Healthcare Fund	(7,037,464)	—	—	249,854
Floating Rate Opportunities Fund	(864,417,994)	1,015,388	—	(567,205,408)

*	Any differences between book-basis and tax-basis net unrealized appreciation/(depreciation) are primarily due to deferral of losses from wash sale, premium amortization, and other adjustments.

For the year ended June 30, 2012, The Floating Rate Opportunity Fund had capital loss carryforwards, which will expire in the indicated years:

	Capital Loss Carryforwards		Expiration Date
	$(8,394,093)	*	2015
	(232,159,979)	*	2016
	(450,912,670)	*	2017
	(143,999,490)	*	2018
	(5,842,812)	*	N/A	**

Total	$(841,309,044)

*	These capital loss carryforward amounts were acquired in the reorganizations (see Note 14) and are available to offset future capital gains of Floating Rate Opportunities Fund. Floating Rate Opportunities Fund ability to utilize the capital loss carryforwards is limited under Internal Revenue Service regulations. The amount of $(5,842,812) is long term in character.

52	Annual Report

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2012	Pyxis Funds I

**	On December 22, 2010, The Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed into law. The Modernization Act modifies several of the Federal income and excise tax provisions related to RICs. Under the Modernization Act, new capital losses may now be carried forward indefinitely, and retain the character of the original loss as compared with pre-enactment law where capital losses could be carried forward for eight years, and carried forward as short-term capital losses, irrespective of the character of the original loss.

For the year ended June 30, 2012 there were no capital loss carryforwards for the Long/Short Equity Fund and the Long/Short Healthcare Fund.

Unrealized appreciation and depreciation at December 31, 2012, based on cost of investments for U.S. federal income tax purposes, was:

Fund	Gross Appreciation	Gross Depreciation	Net Appreciation/ (Depreciation)*	Cost
Long/Short Equity Fund	$33,821,824	$(21,090,477)	$12,731,347	$672,476,250
Long/Short Healthcare Fund	5,705,577	(3,887,382)	1,818,195	42,351,253
Floating Rate Opportunities Fund	15,340,763	(583,303,759)	(567,962,996)	1,214,684,869

*	Any differences between book-basis and tax-basis net unrealized appreciation/(depreciation) are primarily due to deferral of losses from wash sale, premium amortization, and other adjustments

Qualified Late Year Ordinary and Post-October Losses

Under current laws, certain capital losses realized after October 31 may be deferred (and certain ordinary losses after January 1st may be deferred) and treated as occurring on the first day of the following fiscal year. For the fiscal year ended June 30, 2012, the Funds elected to defer the following losses incurred from November 1, 2011 through June 30, 2012:

Fund	Realized Capital Losses	Ordinary Losses
Long/Short Equity Fund	$—	$—
Long/Short Healthcare Fund	7,037,464	874,743
Floating Rate Opportunities Fund	23,108,950	—

Note 4. Advisory, Administration, Service and Distribution, Trustee, and Other Fees

Investment Advisory Fees and Subadvisory Fees

Effective January 9, 2012, the Funds’ Investment Adviser, Highland Funds Asset Management, L.P., changed its name to Pyxis Capital, L.P. Prior to December 15, 2011, the Funds’ Investment Adviser was Highland Capital Management, L.P. The Investment Adviser receives from the Long/Short Equity Fund and the Long/Short Healthcare Fund monthly investment advisory fees, computed and accrued daily based on the Average Daily Managed Assets of each Fund, at the annual rate of 2.25% and 1.00%, respectively.

The Long/Short Healthcare Fund and the Investment Adviser have entered into a sub-advisory agreement with Cummings Bay Capital Management, L.P. The Fund pays sub-advisory fees to Cummings Bay Capital Management, L.P. at an annual rate of 0.50% of the Average Daily Managed Assets of the Fund.

The Investment Adviser receives from the Floating Rate Opportunities Fund monthly investment advisory fees, computed and accrued daily, based on an annual rate of 0.65% of the Fund’s Average Daily Managed Assets for the first $1 billion, 0.60% of the Fund’s Average Daily Managed Assets for the next $1 billion and 0.55% of the Fund’s Average Daily Managed Assets over $2 billion.

“Average Daily Managed Assets” of a Fund means the average daily value of the total assets of the Fund less all accrued liabilities of the Fund (other than the aggregate amount of any outstanding borrowings constituting financial leverage).

Administration Fees

The Investment Adviser provides administrative services to each Fund. For its services, the Investment Adviser receives a monthly administration fee, computed and accrued daily, at the annual rate of 0.20% of each Fund’s Average Daily managed net assets. Under a separate sub-administration agreement, the Investment Adviser has delegated certain administrative functions to BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”). The Investment Adviser pays BNY Mellon directly for these sub-administration services.

Service and Distribution Fees

Foreside Funds Distributors LLC, formerly known as BNY Mellon Distributors LLC (the “Underwriter”), serves as the principal underwriter and distributor of each Fund’s shares. The Underwriter receives the front-end sales charge imposed on the sale of Class A Shares and the contingent deferred sales charge (“CDSC”) imposed on certain redemptions of Class A and Class C Shares. For the year ended June 30, 2012, the Underwriter received $36,189, $33,287 and $511 of front end sales charges for Class A Shares of the Long/Short Equity Fund, the Long/Short Healthcare Fund and the Floating Rate Opportunities Fund, respectively. The Underwriter received $1,515 of CDSC for Class B of the Floating Rate Opportunities Fund. The Underwriter also received $11,343, $8,142 and $1,971 of CDSC for Class C Shares of the Long/Short Equity Fund, the Long/Short Healthcare Fund and the Floating Rate Opportunities Fund, respectively.

The Funds have adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the “Plan”) for Class A Shares, Class B

Annual Report	53

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2012	Pyxis Funds I

Shares and Class C Shares of the Funds, which requires the payment of a monthly fee to the Underwriter at an annual rate of the average daily net assets of each class as follows:

Fund	Class A Shares	Class B Shares	Class C Shares
Long/Short Equity Fund	0.35%	N/A	1.00%
Long/Short Healthcare Fund	0.35%	N/A	1.00%
Floating Rate Opportunities	0.35%	0.70%	0.85%

For the year ended June 30, 2012, the Distribution and Service fees, which are included on the Statement of Operations for each class, were as follows:

Fund	Long/Short Equity Fund	Long/Short Healthcare Fund	Floating Rate Opportunities Fund
Fees:
Class A	$909,487	$129,989	$776,236
Class B	—	—	73,876
Class C	644,208	89,045	3,028,658

Expense Limits and Fee Reimbursements

For the Long/Short Equity Fund, the Investment Adviser voluntarily agreed to waive a portion of its advisory fee in an amount equal to 1.25% of the Fund’s Average Daily Managed Assets. This waiver may be terminated at any time by the Investment Adviser on fourteen days written notice to shareholders.

For the Long/Short Healthcare Fund, prior to November 1, 2011, the Investment Adviser voluntarily agreed to waive all of its advisory fee and 0.19% of its administration fee. Effective November 1, 2011, the Investment Adviser has discontinued all waivers.

For the year ended June 30, 2012, the Investment Adviser waived $7,587,939 and $190,829 for the Long/Short Equity Fund and the Long/Short Healthcare Fund, respectively, and the administrator waived $36,257 for the Long/Short Healthcare Fund.

Fees Paid to Officers and Trustees

Each Trustee who is not an “interested person” of the Funds as defined in the 1940 Act (the “Independent Trustees”) receives an annual retainer of $150,000 payable in quarterly installments and allocated among each portfolio in the Pyxis Fund Complex based on relative net assets. The “Pyxis Fund Complex” consists of all of the registered investment companies advised by the Investment Adviser as of the date of this report.

The Funds pay no compensation to their one interested Trustee or any of their officers, all of whom are employees of the Investment Adviser.

Note 5. Redemption Fees

The Funds impose a 2.00% redemption fee on some Class A, Class B, Class C and Class Z Shares that are redeemed or exchanged within two months or less after the date of purchase, unless otherwise waived by a Fund. The fee is calculated based on the shares’ aggregate net asset value on the date of redemption, is allocated back to each class based on relative net assets and is deducted from the redemption proceeds on the Statement of Changes in Net Assets. The redemption fee is not a sales charge and is retained by the Funds. For the year ended June 30, 2012, the Funds collected the following redemption fees:

	Redemption Fee Amount
Fund	Class A	Class B	Class C	Class Z
Long/Short Equity Fund	$40,939	—	$10,821	$39,809
Long/Short Healthcare Fund	27,049	—	6,539	12,825
Floating Rate Opportunities Fund	2,298	121	3,719	287

Note 6. Portfolio Information

For the year ended June 30, 2012, the cost of purchases and the proceeds from sales of the Funds’ portfolio securities (excluding short-term investments) amounted to the following:

	Purchases		Sales
Fund	U.S. Government*	Other	U.S. Government*	Other
Long/Short Equity Fund	$—	$2,761,982,686	$—	$2,633,632,222
Long/Short Healthcare Fund	—	720,966,359	—	713,723,708
Floating Rate Opportunities Fund	—	385,668,396	—	623,460,475

*	The Funds did not have any purchases or sales of U.S. Government Securities for the year ended June 30, 2012.

Note 7. Periodic Repurchase Offers

Prior to the Reorganization (see Note 14), the predecessor fund to the Floating Rate Opportunities Fund (the “Predecessor Fund”) had adopted a policy to offer each fiscal quarter to repurchase a specified percentage (between 5% and 25%) of the shares then outstanding at the Predecessor Fund’s NAV (“Repurchase Offers”). Repurchase Offers were scheduled to occur on or about the 15th day (or the next business day if the 15th is not a business day) in the months of February, May, August and November.

For the year ended June 30, 2011, there were four Repurchase Offers. In each of the August 2010, November 2010, February 2011 and May 2011 Repurchase Offers, the Fund offered to repurchase 9.0% of its outstanding shares. In the August 2010, November 2010, February 2011 and May 2011 Repurchase Offers, 9.0%, 10.5%, 9.6% and 6.9%

54	Annual Report

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2012	Pyxis Funds I

respectively, of shares outstanding were repurchased. In connection with each Repurchase Offer, the Fund repurchased an additional 0.0%, 1.5%, 1.4% and 0.0%, respectively, of the shares outstanding on the Repurchase Request Deadline to accommodate the shareholder repurchase requests. Repurchase Offers for the year ended June 30, 2011 are included in the Share Transactions in the Statement of Changes in Net Assets.

Note 8. Securities Lending

Each Fund may make secured loans of its portfolio securities amounting to not more than one-third of the value of its total assets, thereby realizing additional income. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delays in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially and possible investment losses in the investment of collateral. Pursuant to the Fund’s securities lending policies, securities loans are made to unaffiliated broker-dealers pursuant to agreements requiring that loans be continuously secured by collateral in cash or short-term debt obligations at least equal at all times to the value of the securities subject to the loan. The borrower pays to a Fund an amount equal to any interest or dividends received on securities subject to the loan. When the collateral falls below 102% of market value for U.S. securities and 105% of market value for international securities, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund retains all or a portion of the interest received on investment of the cash collateral or receives a fee from the borrower. As of June 30, 2012, the market values of securities loaned by the Long/Short Equity Fund and the Long/Short Healthcare Fund were $102,488,771 and $3,101,678, respectively. The loaned securities on the Long/Short Equity Fund and the Long/Short Healthcare Fund were secured by cash collateral of $102,682,168 and $3,379,388, respectively, which was invested in the Federated Prime-Obligations Fund.

Note 9. Credit Agreement

Effective June 13, 2011, as part of the Reorganization (see Note 14), the Floating Rate Opportunities Fund entered into a $225,000,0000 credit agreement (the “Credit Agreement”) with State Street Bank and Trust Company. On October 31, 2011, the Credit Agreement was amended, increasing the commitment from $225 million to $300 million. On June 13, 2012, the Credit Agreement was renewed with an expiration of June 10, 2013. At June 30, 2012, the Floating Rate Opportunities Fund had borrowings under the Credit Agreement of $89,000,000, secured by substantially all of the assets in the portfolio, including cash and cash equivalents. Interest is charged at a rate equal to the adjusted LIBOR plus

1.10% per annum based on the outstanding borrowings. In addition, a commitment fee on the unutilized commitment amount of 0.15% per annum is charged. Included in the Statement of Operations is $2,407,016 of interest expense related to the Credit Agreement and $166,883 of Commitment fees in the Statement of Operations.

The average daily loan balance was $165,032,787 at a weighted average interest rate of 1.45%, excluding any commitment fee, for the year ended June 30, 2012. As of June 30, 2012, the fair value of the outstanding Credit Agreement was estimated to be $89,940,750, and would be categorized as Level 3 within the fair value hierarchy. The fair value was estimated based on discounting the cash flows owed using a discount rate of 0.50% over the 1 year risk free rate.

The Floating Rate Opportunities Fund is required to maintain 300% asset coverage with respect to amounts outstanding under the New Credit Agreement, as amended, and the Fund is required to maintain 300% asset coverage under Section 18(a) of the 1940 Act. Asset coverage is calculated by subtracting the Fund’s total liabilities, not including any amount representing bank loans and senior securities, from the Fund’s total assets and dividing the result by the principal amount of the borrowings outstanding. As of the dates indicated below, the Floating Rate Opportunities Fund’s debt outstanding and asset coverage was as follows:

Date	Total Amount Outstanding	% of Asset Coverage of Indebtedness
06/30/2012	$89,000,000	718.4%
06/30/2011	135,000,000	659.9
06/30/2010	115,000,000	606.0
08/31/2009	181,000,000	465.8
08/31/2008	511,000,000	409.3
08/31/2007	960,000,000	400.5

Note 10. Unfunded Loan Commitments

As of June 30, 2012, the Floating Rate Opportunities Fund had unfunded loan commitments of $3,136,306, which could be extended at the option of the borrower, as detailed below:

Borrower	Unfunded Loan Commitment
LLV Holdco, LLC	$1,136,306
Sorenson Communications	2,000,000

$3,136,306

Unfunded loan commitments are marked to market on the relevant day of valuation in accordance with the Fund’s valuation policies. Any applicable unrealized gain/(loss) and unrealized appreciation/(depreciation) on unfunded loan commitments are recorded on the Statement of Assets and Liabilities and the Statement of Operations, respectively. As

Annual Report	55

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2012	Pyxis Funds I

of June 30, 2012, the Floating Rate Opportunities Fund recognized net discount and unrealized depreciation on unfunded transactions of $530,657. The net change in unrealized appreciation on unfunded transactions of $10,927 is recorded in the Statement of Operations.

Note 11. Affiliated Issuers

Under Section 2 (a) (3) of the 1940 Act, a portfolio company is defined as “affiliated” if a Fund owns five percent or more of its outstanding voting securities. The Long/Short Healthcare Fund held at least five percent of the outstanding voting securities of the following companies as of June 30, 2012:

	Par Value at June 30, 2012	Shares at June 30, 2012	Market Value			Affiliated Income	Purchases	Sales
			June 30, 2011		June 30, 2012
CNS response, Inc. (Senior Loans)	$400,000	—	$	__	$400,000	$36,600	$—	$—
CNS response, Inc. (Senior Loans)	400,000	—		__	400,000	36,600	—	—
CNS response, Inc. (Common Stock)	—	22,698		__	77,742	—	90,750	—
CNS response, Inc. (Warrants)	—	66,667		__	87,720	—	—	—
CNS response, Inc. (Warrants)	—	66,667		__	85,600	—	—	—
Genesys Ventures IA, L.P. (Common Stock)	—	1,068,076		1,922,537	1,783,687	—	—	—

	$800,000	1,224,108		$1,922,537	$2,834,749	$73,200	$90,750	$—

The Floating Rate Opportunities Fund held at least five percent of the outstanding voting securities of the following companies as of June 30, 2012:

	Par Value at June 30, 2012	Shares at June 30, 2012	Market Value		Affiliated Income	Purchases	Sales
Issuer			June 30, 2011	June 30, 2012
CCS Medical, Inc, (Senior Loans)	$30,644,138	—	$34,139,565	$29,064,227	$—	$2,879,961	$10,534,226
CCS Medical, Inc, (Common Stocks)	—	207,031	2,070,310	1,242,186	—	—	—
ComCorp Broad Casting, Inc. (Senior Loans)	5,657,982	—	5,590,846	5,506,914	18,410	14,946	335,199
Communications Corp. of America (Common Stocks)	—	304,726	—	—	—	—	—
LLV, Holdco, LLC (Senior Loans)	11,193,747	—	5,391,280	10,490,962	5,040	3,541,878	464,854
LLV, Holdco, LLC (Common Stocks)	—	34,992	10,222,514	420,070	—	—	—
LLV, Holdco, LLC (Warrants)	—	13,941	—	—	—	—	—
Young Broadcasting, Inc. (Senior Loans)	—	—	10,580,622	—	—	—	10,471,561
Young Broadcasting, Inc. (Common Stocks)	—	5,594	48,826,400	16,782,000	—	—	36,891,450
Young Broadcasting, Inc. (Warrants)	—	10	39,200	30,000	—	—	13,200

	$47,495,867	566,294	$116,860,737	$63,536,359	$23,450	$6,436,785	$58,710,490

*	Company is a wholly owned subsidiary of Communications Corp. of America.

The Fund is permitted to purchase or sell securities from or to certain other affiliated funds under specified conditions outlined in the procedures adopted by the Board of Trustees of the Fund. The procedures have been designed to provide assurance that any purchase or sale of securities by the Fund from or to another fund that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment adviser), common Trustees and/or common officers complies with Rule 17a-7 under the 1940 act. Further, as defined under the procedures, each transaction is effective at the current market price. For the period ended June 30, 2012, the Fund engaged in security transactions with affiliated funds with proceeds from sales of $20,081,250 and net realized gain from sales of $5,957,145.

Note 12. Indemnification

The Funds have a variety of indemnification obligations under contracts with their service providers. The Funds’ maximum exposure under these arrangements is unknown. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

56	Annual Report

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2012	Pyxis Funds I

Note 13. Disclosure of Significant Risks and Contingencies

Counterparty Credit Risk

Counterparty credit risk is the potential loss a Fund may incur as a result of the failure of a counterparty or an issuer to make payments according to the terms of a contract. Counterparty credit risk is measured as the loss a Fund would record if its counterparties failed to perform pursuant to the terms of their obligations to the Fund. Because a Fund may enter into over-the-counter forwards, options, swaps and other derivative financial instruments, a Fund may be exposed to the credit risk of its counterparties. To limit the counterparty credit risk associated with such transactions, a Fund conducts business only with financial institutions judged by the Investment Adviser to present acceptable credit risk.

Regulatory Risk

Recent legislation has called for a new regulatory framework for the derivatives market. The impact of the new regulations are still unknown, but has the potential to increase the costs of using derivatives, may limit the availability of some forms of derivatives or the Funds’ ability to use derivatives, and may adversely affect the performance of some derivative instruments used by the Funds as well as the Funds’ ability to pursue its investment objective through the use of such instruments.

Non-Diversification Risk

Due to the nature of each Fund’s investment strategy and its non-diversified status, it is possible that a material amount of a Fund’s portfolio could be invested in the securities of one or a few issuers. Investing a significant portion of a Fund’s portfolios in any one or a few issuers may result in the Fund’s shares being more sensitive to the economic results of those few issuers.

Hedging Transactions Risk

Each Fund may engage in “hedging,” the practice of attempting to offset a potential loss in one position by establishing an opposite position in another investment. Hedging strategies in general are usually intended to limit or reduce investment risk, but can also be expected to limit or reduce the potential for profit. For example, if the Fund has taken a defensive posture by hedging its portfolio, and stock prices advance, the return to investors will be lower than if the portfolio had not been hedged. No assurance can be given that any particular hedging strategy will be successful, or that the Investment Adviser will elect to use a hedging strategy at a time when it is advisable.

Illiquid and Restricted Securities Risk

Restricted securities (i.e., securities acquired in private placement transactions) and illiquid securities may offer higher yields than comparable publicly traded securities. The Funds, however, may not be able to sell these securities when the Investment Adviser considers it desirable to do so or, to the extent they are sold privately, may have to sell them at less than the price of otherwise comparable securities. Restricted securities are subject to limitations on resale which can have an adverse effect on the price obtainable for such securities. Also, if in order to permit resale the securities are registered under the Securities Act at a Fund’s expense, the Fund’s expenses would be increased.

Short Selling Risk

Short sales by the Funds that are not made where there is an offsetting long position in the asset that it is being sold short theoretically involve unlimited loss potential since the market price of securities sold short may continuously increase. Short selling allows the Funds to profit from declines in market prices to the extent such decline exceeds the transaction costs and costs of borrowing the securities. However, since the borrowed securities must be replaced by purchases at market prices in order to close out the short position, any appreciation in the price of the borrowed securities would result in a loss. Purchasing securities to close out the short position can itself cause the price of securities to rise further, thereby exacerbating the loss. The Funds may mitigate such losses by replacing the securities sold short before the market price has increased significantly. Under adverse market conditions, a Fund might have difficulty purchasing securities to meet margin calls on its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales.

Options Risk

There are several risks associated with transactions in options on securities. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A transaction in options or securities may be unsuccessful to some degree because of market behavior or unexpected events.

When a Fund writes a covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but retains the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation and once an option writer has received an exercise notice, it must deliver the underlying security in exchange for the strike price.

Annual Report	57

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2012	Pyxis Funds I

When a Fund writes a covered put option, the Fund bears the risk of loss if the value of the underlying stock declines below the exercise price minus the put premium. If the option is exercised, the Fund could incur a loss if it is required to purchase the stock underlying the put option at a price greater than the market price of the stock at the time of exercise plus the put premium the Fund received when it wrote the option. While the Fund’s potential gain in writing a covered put option is limited to distributions earned on the liquid assets securing the put option plus the premium received from the purchaser of the put option, the Fund risks a loss equal to the entire exercise price of the option minus the put premium.

Non-Payment Risk

Corporate debt obligations, including Senior Loans, are subject to the risk of non-payment of scheduled interest and/or principal. Non-payment would result in a reduction of income to the Fund, a reduction in the value of the Senior Loan experiencing non-payment and a potential decrease in the NAV of the Fund.

Credit Risk

The Floating Rate Opportunities Fund invests all or substantially all of its assets in Senior Loans of other securities that are rated below investment grade and unrated Senior Loans of comparable quality. Investments rated below investment grade are commonly referred to as “high yield securities” or “junk securities”. They are regarded as predominantly speculative with respect to the issuing company’s continuing ability to meet principal and interest payments. Investments in high-yield securities may result in greater NAV fluctuation than if the Fund did not make such investments.

Leverage Risk

Each of the Funds may use leverage in their investment program, including the use of borrowed funds and investments in certain types of options, such as puts, calls and warrants, which may be purchased for a fraction of the price of the underlying securities. While such strategies and techniques increase the opportunity to achieve higher returns on the amounts invested, they also increase the risk of loss. To the extent the Funds purchase securities with borrowed funds, their net assets will tend to increase or decrease at a greater rate than if borrowed funds are not used. If the interest expense on borrowings were to exceed the net return on the portfolio securities purchased with borrowed funds, the Funds’ use of leverage would result in a lower rate of return than if the Funds were not leveraged.

Currency Risk

A portion of the Floating Rate Opportunities Fund assets may be quoted or denominated in non-U.S. currencies. These securities may be adversely affected by fluctuations in relative currency exchange rates and by exchange control regulations. The Fund’s investment performance may be negatively affected by a devaluation of a currency in which the Fund’s investments are quoted or denominated. Further, the Fund’s investment performance may be significantly affected, either positively or negatively, by currency exchange rates because the U.S. dollar value of securities quoted or denominated in another currency will increase or decrease in response to changes in the value of such currency in relation to the U.S. dollar.

Non-U.S. Securities Risk

Each of the Funds may invest in non-U.S. securities. Investing in non-U.S. securities involves certain risks not involved in domestic investments, including, but not limited to: fluctuations in foreign exchange rates; future foreign economic, financial, political and social developments; different legal systems; the possible imposition of exchange controls or other foreign governmental laws or restrictions; lower trading volume; much greater price volatility and illiquidity of certain non-U.S. securities markets; different trading and settlement practices; less governmental supervision; changes in currency exchange rates; high and volatile rates of inflation; fluctuating interest rates; less publicly available information; and different accounting, auditing and financial recordkeeping standards and requirements.

Forward Currency Contracts Risk

The Floating Rate Opportunities Fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The Fund may use forward contracts to gain exposure to, or hedge against, changes in the value of foreign currencies. A forward contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, daily fluctuations in the value of the contract are recorded for financial statement purposes as unrealized gains or losses by the Fund. At the expiration of the contracts the Fund realizes the gain or loss. Upon entering into such contracts, the Fund bears the risk of exchange rates moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the forward contracts and may realize a loss. Forwards involve counterparty credit risk to the Fund because forwards are not exchange traded and there is no clearinghouse to guarantee the forwards against default.

Industry Concentration Risk

The Long/Short Healthcare Fund has a policy of investing primarily in securities issued by healthcare companies, which makes the Fund susceptible to economic, political or regulatory risks or other occurrences associated with the healthcare industry.

58	Annual Report

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2012	Pyxis Funds I

Note 14. Reorganization of Floating Rate Fund and Floating Rate Advantage Fund into Floating Rate Opportunities Fund

On February 21, 2011, the Board of Trustees approved an agreement and plan of reorganization (the “Agreement”) which provided for the transfer of all of the assets and liabilities of the Floating Rate Advantage Fund and the Floating Rate Fund (collectively, the “Acquired Funds”) into the Floating Rate Opportunities Fund (the “Reorganization”). The Floating Rate Opportunities Fund was created in anticipation of the Reorganization. Shareholders of each of the Acquired Funds approved the Reorganization at a joint meeting held on May 23, 2011. The primary purpose of the Reorganization was to provide greater liquidity to the shareholders of the Acquired Funds. The tax-free Reorganization was completed on June 13, 2011. The cost of the reorganization was $641,470, of which 57% and 43% was paid by the Floating Rate Advantage Fund and the Floating Rate Fund, respectively. For financial reporting purposes, assets received and shares issued by the Floating Rate Opportunities Fund were recorded at fair value; however, for tax purposes, the cost basis of the investments received from the Acquired Funds was carried forward to align ongoing reporting of the Floating Rate Opportunities Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. Using the facts and circumstances of the Reorganization, it was determined that the Floating Rate Advantage Fund would be the accounting survivor. The financial statements and historical information contained in the Financial Highlights and footnotes for Floating Rate Opportunities Fund reflect this determination.

The shares outstanding and net assets for each Share class of the Floating Rate Advantage Fund immediately before the Reorganization were:

Highland Floating Rate Advantage Fund	Net Assets	Shares Outstanding	Conversion Ratio
Class A	$152,005,518	21,683,600	1.0000
Class B	10,590,972	1,511,544	1.0000
Class C	260,755,064	37,203,278	1.0000
Class Z	18,149,806	2,591,311	1.0000

The shares outstanding for each Share class of the Floating Rate Fund immediately before the Reorganization and shares of the Floating Rate Opportunities Fund issued to Floating Rate Fund shareholders were:

Merged Fund Highland Floating Rate Fund	Shares Exchanged	Highland Floating Rate Opportunities Fund	Shares Issued	Net Asset Value	Conversion Ratio
Class A	18,720,164	Class A	17,615,566	$7.01	0.9410
Class B	1,354,869	Class B	1,273,780	$7.01	0.9402
Class C	30,496,942	Class C	28,687,427	$7.01	0.9407
Class Z	3,030,909	Class Z	2,852,666	$7.00	0.9412

The net assets and net unrealized appreciation/(depreciation) of Floating Rate Fund and Floating Rate Opportunities Fund immediately before the Reorganization were:

Merged Fund Highland Floating Rate Fund	Shares Exchanged	Unrealized Appreciation (Depreciation)	Acquiring Fund	Net Asset Value
Highland Floating Rate Fund	353,461,456	$233,892,251	Highland Floating Rate Opportunities Fund	$441,501,360

The net assets and shares outstanding of the Floating Rate Opportunities Fund upon the completion of the Reorganization were:

Highland Floating Rate Opportunities Fund	Net Assets	Shares Outstanding
Class A	$275,493,444	39,299,166
Class B	19,516,010	2,785,324
Class C	461,823,197	65,890,705
Class Z	38,130,164	5,443,977

Assuming the reorganization had been completed on July 1, 2010 the Floating Rate Opportunities Fund results of operations for the year ended June 30, 2011 would have been as follows:

Net investment income (loss)	$33,880,318
Net realized and unrealized gain (loss) on investments	$(178,621,241)
Net increase (decrease) in assets from operations	$(144,364,864)

Because the combined investment portfolios have been managed as a single portfolio since the Reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of the Floating Rate Fund that have been included in the Floating Rate Opportunities Fund’s statement of operations since June 13, 2011.

Annual Report	59

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2012	Pyxis Funds I

Note 15: Legal Matters

Matters Relating to the Floating Rate Opportunities Fund’s (“FRO”) Investment in Broadstripe, LLC.

FRO, the Adviser, other accounts managed by the Adviser, and an unaffiliated investment manager are defendants in a lawsuit filed in Delaware Superior Court on November 17, 2008 (and subsequently amended to include FRO as a party) by WaveDivision Holdings, LLC (“Wave”) and an affiliate, alleging causes of action stemming from the plaintiffs’ 2006 agreements with Millennium Digital Media Systems, LLC (“Millennium”) (now known as Broadstripe, LLC), pursuant to which Millennium had agreed, subject to certain conditions, to sell certain cable television systems to the plaintiffs. During the relevant period, FRO and other defendants managed by the Adviser held debt obligations of Millennium. As of December 31, 2010, FRO attributed total value to FRO’s investment in the Millennium revolving credit agreement and term loan, each of which is secured by a first lien, of an aggregate of approximately $17.9 million. The complaint alleges that the Adviser and an unaffiliated investment manager caused Millennium to terminate the contracts to sell the cable systems to the plaintiffs.

On October 31, 2011, the Court granted summary judgment dismissing claims against all defendants, including FRO and the Advisor, on the grounds that (1) the Wave would have suffered financial loss if it had consummated the transaction, and (2) FRO was permitted to vote to terminate the transaction because FRO was acting in its legitimate self-interest. Wave filed an appeal. The Delaware Supreme Court denied Wave’s appeal on July 19, 2012. Wave has moved to reconsider, but it is unlikely the Court will ask for Defendants’ response in denying Wave’s motion.

Matters Relating to FRO’s Investment in TOUSA, Inc.

FRO is one of numerous defendants (“Lenders”) that have been named in an adversary proceeding pending in the Bankruptcy Court of the Southern District of Florida (the “Court”). The action, entitled In re Tousa Inc., et al., was filed on July 15, 2008, by the Official Committee of Unsecured Creditors of TOUSA, Inc. and its affiliates (the “Plaintiff”), which are home building companies to which the Lenders loaned money through different lending facilities. Plaintiff alleges that monies used to repay the Lenders should be voided as fraudulent and preferential transfers under the bankruptcy laws. More specifically, Plaintiff alleges that subsidiaries of the home building companies were forced to become co-borrowers and guarantors of the monies used to repay the Lenders, and that the subsidiaries did not receive fair consideration or reasonably equivalent value when they transferred the proceeds to repay the Lenders.

Plaintiff seeks to void the transfers and other equitable relief. FRO and other Funds and accounts managed by the Investment Adviser and the other Lenders are named as defendants in two separate lending capacities; first, as lenders in a credit agreement (the “Credit Lenders”); and second, as lenders in a term loan (the “Term Loan Lenders”). The case went to trial, which concluded in August 2009. On October 13, 2009, the Bankruptcy Court ruled for the Plaintiff in the action and ordered the Defendants to return the proceeds received from the pay-off of the term loan at par on July 31, 2007. The proceeds received by FRO totaled $4,000,000. Additionally, the court ordered the Defendants to pay simple interest on the amount returned at an annual rate of 9%. In November 2009, FRO and other Defendants filed appealed the decision from the Bankruptcy Court to the District Court. On December 22, 2009, FRO posted $5,310,479 (“Security”) with the Court. This amount was recorded in the Statement of Assets and Liabilities and the Statement of Operations. On February 11, 2011, the District Court entered an order quashing all liability of the Lenders and declaring the remedies against the Lenders null and void. On May 15, 2012, the Eleventh Circuit Court of Appeal (“Eleventh Circuit”) issued its decision reversing the judgment of the District Court, affirming the liability findings of the Bankruptcy Court, and remanding to the District Court for further proceedings consistent with their opinion. FRO’s posted Security will be released upon a final appellate ruling.

Note 16. Subsequent Events

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

60	Annual Report

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of Pyxis Funds I (the “Trust”):

In our opinion, the accompanying statements of assets and liabilities, including the investment portfolios, and the related statements of operations and of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of Pyxis Long/Short Equity Fund (formerly, Highland Long/Short Equity Fund), Pyxis Long/Short Healthcare Fund (formerly, Highland Long/Short Healthcare Fund) and Pyxis Floating Rate Opportunities Fund (formerly, Highland Floating Rate Opportunities Fund), (constituting Pyxis Fund I (formerly Highland Funds I), hereafter referred to as the “Trust”) at June 30, 2012, and the results of each of their operations and their cash flows for the year then ended, the changes in each of their net assets for the years ended June 30, 2012 and June 30, 2011, and their financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Trust’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of investments at June 30, 2012 by correspondence with the custodian, brokers and banks with whom the Trust owns assignments in loans, and where replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Dallas, Texas

August 29, 2012

Annual Report	61

ADDITIONAL INFORMATION (unaudited)

June 30, 2012	Pyxis Funds I

Tax Information

For shareholders that do not have a June 30, 2012 tax year end, this notice is for informational purposes only. For shareholders with an June 30, 2012 tax year end, please consult your tax adviser a to the pertinence of this notice. For the fiscal year ended June 30, 2012, the following Funds are designating the following items with regard to distributions paid during the year.

	Long-Term Capital Gain Designation	Qualified Dividends and Corporate Dividends Received Deduction	Qualifying Dividend Income (15% tax rate for QDI)	Qualifying Interest Income
Long/Short Equity Fund	$—	25.85%	23.13%	—%
Long/Short Healthcare Fund	—	2.66%	2.29%	—
Floating Rate Opportunities Fund	—	—	—	100%

Additional Portfolio Information

The Investment Adviser and its affiliates manage other accounts, including registered and private funds and individual accounts. Although investment decisions for the Funds are made independently from those of such other accounts, the Investment Adviser may, consistent with applicable law, make investment recommendations to other clients or accounts that may be the same or different from those made to the Funds, including investments in different levels of the capital structure of a company, such as equity versus senior loans, or that involve taking contradictory positions in multiple levels of the capital structure. The Investment Adviser has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, this may create situations where a client could be disadvantaged because of the investment activities conducted by the Investment Adviser for other client accounts. When the Funds and one or more of such other accounts are prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for each will be allocated in a manner believed by the Investment Adviser to be equitable to the Funds and such other accounts. The Investment Adviser also may aggregate orders to purchase and sell securities for the Funds and such other accounts. Although the Investment Adviser believes that, over time, the potential benefits of participating in volume transactions and negotiating lower transaction costs should benefit all accounts including the Funds, in some cases these activities may adversely affect the price paid or received by the Funds or the size of the position obtained or disposed of by the Funds.

Disclosure of Fund Expenses

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees; and (2) ongoing costs, including management fees; distribution (12b-1) and service fees; and other Fund expenses. This example is intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period January 1, 2012 through June 30, 2012, unless otherwise indicated.

This table illustrates your Fund’s costs in two ways:

Actual Expenses: The first part of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second part of the table provides information about hypothetical account values and hypothetical expenses based on your Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund’s actual return. The actual expense ratio includes voluntary fee waivers or expense reimbursements by the Fund’s investment adviser. The expense ratio would be higher had the fee waivers or expense reimbursements not been in effect. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees. Therefore, the second part of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

62	Annual Report

ADDITIONAL INFORMATION (unaudited) (continued)

June 30, 2012	Pyxis Funds I

	Beginning Account Value 01/01/12	Ending Account Value 06/30/12	Annualized Expense Ratio(1)	Annualized Expense Ratio(2)	Expenses Paid During the Period(3)	Expenses Paid During the Period(4)	Actual Returns for Period
Pyxis Long/Short Equity Fund
Actual Fund Return
Class A	$1,000.00	$1,045.30	2.53%	1.94%	$12.90	$9.89	4.53%
Class C	1,000.00	1,043.80	3.18%	2.59%	16.20	13.20	4.38%
Class Z	1,000.00	1,046.50	2.18%	1.59%	11.12	8.11	4.65%

Hypothetical
Class A	$1,000.00	$1,012.25	2.53%	1.94%	$12.62	$9.69	5.00%
Class C	1,000.00	1,009.03	3.18%	2.59%	15.84	12.92	5.00%
Class Z	1,000.00	1,013.98	2.18%	1.59%	10.89	7.95	5.00%

Pyxis Long/Short Healthcare Fund
Actual Fund Return
Class A	$1,000.00	$952.60	3.56%	2.39%	$17.35	$11.63	-4.74%
Class C	1,000.00	949.70	4.21%	3.04%	20.48	14.78	-5.03%
Class Z	1,000.00	954.90	3.21%	2.04%	15.66	9.94	-4.51%

Hypothetical
Class A	$1,000.00	$1,007.13	3.56%	2.39%	$17.73	$11.93	5.00%
Class C	1,000.00	1,003.90	4.21%	3.04%	20.93	15.15	5.00%
Class Z	1,000.00	1,008.86	3.21%	2.04%	16.00	10.19	5.00%

Pyxis Floating Rate Opportunities Fund
Actual Fund Return
Class A	$1,000.00	$1,070.50	2.63%	2.25%	$13.58	$11.61	7.05%
Class B	1,000.00	1,067.00	2.68%	2.30%	13.81	11.85	6.70%
Class C	1,000.00	1,067.90	3.13%	2.75%	16.14	14.18	6.79%
Class Z	1,000.00	1,072.40	2.28%	1.90%	11.78	9.82	7.24%

Hypothetical
Class A	$1,000.00	$1,011.75	2.63%	2.25%	$13.12	$11.23	5.00%
Class B	1,000.00	1,011.50	2.68%	2.30%	13.37	11.48	5.00%
Class C	1,000.00	1,009.27	3.13%	2.75%	15.59	13.71	5.00%
Class Z	1,000.00	1,013.49	2.28%	1.90%	11.38	9.49	5.00%

(1)	Annualized, based on the Fund’s most recent fiscal half-year expenses, including dividends on short positions and interest expenses, if any.
(2)	Annualized, based on the Fund’s most recent fiscal half-year expenses, excluding dividends on short positions and interest expense, if any.
(3)	Expenses are equal to the Fund’s annualized expense ratio including interest expense and dividends on short positions, if any, multiplied by the average account value over the period, multiplied by the number of days in the fiscal half-year, then divided by 366.
(4)	Expenses are equal to the Fund’s annualized expense ratio excluding interest expense and dividends on short positions, if any, multiplied by the average account value over the period, multiplied by the number of days in the fiscal half-year, then divided by 366.

Approval of Investment Advisory Agreement

Approval of Long/Short Healthcare Fund Investment Advisory and Sub-Advisory Agreements

The Long/Short Healthcare Fund (for the purposes of this section, the “Fund”) has retained the Investment Adviser to manage its assets pursuant to an Investment Advisory Agreement with the Investment Adviser (the “Advisory Agreement”). The Fund has also retained Cummings Bay Capital Management, L.P. (“CBCM”) to serve as sub-adviser to the Fund pursuant to a Sub-Advisory Agreement between the Investment Adviser and CBCM with respect to the Fund (the “Sub-Advisory Agreement”). The Advisory and Sub-Advisory Agreements have been approved by the Fund’s Board of Trustees, including a majority of the Independent Trustees.

Each of the Advisory and Sub-Advisory Agreements continues in effect from year-to-year provided such continuance is specifically approved at least annually by the vote of holders of at least a majority of the outstanding shares of the Fund, or by the Board of Trustees, and, in either event, by a majority of the Independent Trustees of the Fund casting votes in person at a meeting called for such purpose.

Annual Report	63

ADDITIONAL INFORMATION (unaudited) (continued)

June 30, 2012	Pyxis Funds I

The Board of Trustees, including the Independent Trustees, approved the continuance of the Advisory and Sub-Advisory Agreements at a meeting held on February 17, 2012. As part of its review process, the Board of Trustees requested, through Fund counsel and its independent legal counsel, and received from the Investment Adviser and CBCM, various information and written materials, including: (1) information regarding the financial soundness of the Investment Adviser and CBCM; (2) information on the advisory and compliance personnel of the Investment Adviser and CBCM, including compensation arrangements; (3) information on the internal compliance procedures of the Investment Adviser and CBCM; (4) comparative information showing how the Fund’s proposed fees and anticipated operating expenses compare to (a) other registered investment companies and private funds that follow investment strategies similar to those of the Fund and (b) other private and registered investment companies managed by the Investment Adviser; (5) information regarding brokerage and portfolio transactions; and (6) information on any legal proceedings or regulatory audits or investigations affecting the Investment Adviser or CBCM. The Trustees also relied on information provided in connection with the initial approval of the Advisory Agreement and Sub-Advisory Agreement on March 22, 2010, as well as new information specifically relating to changes from such time. The Trustees reviewed various factors discussed in independent counsel’s legal memorandum, the detailed information provided by the Investment Adviser and CBCM and other relevant information and factors.

Advisory Agreement

The Trustees’ conclusions as to the approval of the Advisory Agreement were based on a comprehensive consideration of all information provided to the Trustees without any single factor being dispositive in and of itself. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors.

The nature, extent, and quality of the services to be provided by the Investment Adviser

The Board of Trustees considered the portfolio management services to be provided by the Investment Adviser under the Advisory Agreement and the activities related to portfolio management, including use of technology, research capabilities, and investment management staff. The Board discussed the experience and qualifications of the personnel who would be overseeing the provision of advisory services to be provided by personnel of CBCM. The Trustees reviewed the management structure, assets under management and investment philosophies and processes of the Investment Adviser. The Trustees also reviewed and discussed information regarding the Investment Adviser’s compliance policies and procedures. The Trustees concluded that the Investment Adviser had the quality and depth of personnel and investment methods essential to performing its duties under the Advisory Agreement, and that the nature and the quality of such advisory services were satisfactory.

The Investment Adviser’s Historical Performance in Managing the Fund

The Board of Trustees reviewed the Investment Adviser’s historical performance in managing the Fund over various time periods and reflected on previous discussions regarding matters bearing on the Investment Adviser’s performance at their meetings throughout the year. With respect to the Fund, the Trustees discussed relative performance and contrasted the performance of the Fund versus that of the Fund’s peers, as represented by certain other registered investment companies that follow investment strategies similar to the Fund, the S&P 500 Healthcare Index and the S&P 500 Index. After reviewing these and related factors, the Trustees concluded that they were satisfied with the Investment Adviser’s responses relating to performance.

The costs of the services to be provided by the Investment Adviser and the profits to be realized by the Investment Adviser and its affiliates from the relationship with the Fund

The Board of Trustees also gave substantial consideration to the fees payable under the Advisory Agreement, including: (1) information regarding the financial condition of the Investment Adviser; (2) information regarding the total fees and payments received by the Investment Adviser from the Fund and whether such fees are appropriate given economies of scale and other considerations; (3) information on the advisory and compliance personnel of the Investment Adviser, including compensation arrangements; (4) information on the internal compliance procedures of the Investment Adviser; (5) information regarding brokerage and portfolio transactions; (6) information on any legal proceedings or regulatory audits or investigations affecting the Investment Adviser; (7) comparative information showing (a) the fees payable under the Advisory Agreement versus the investment advisory fees of certain registered investment companies and private pooled vehicles that follow investment strategies similar to those of the Fund, (b) the expense ratios of the Fund versus the expense ratios of certain registered investment companies and private pooled vehicles that follow investment strategies similar to those of the Fund, (c) the performance of the Fund versus (i) certain registered investment companies that follow investment strategies similar to those of the Fund, (ii) certain indices, and (iii) the profitability of the Fund versus the other registered

64	Annual Report

ADDITIONAL INFORMATION (unaudited) (continued)

June 30, 2012	Pyxis Funds I

investment companies and private pooled investment vehicles managed by the Investment Adviser that follow investment strategies similar to those of the Fund; and (8) the fact that the fees payable to the Investment Adviser would be reduced by amounts payable to CBCM for a given period. The Trustees also considered the so-called “fall-out benefits” to the Adviser with respect to the Fund, such as the reputational value of serving as the Adviser to the Fund, potential fees paid to the Adviser’s affiliates by the Fund or portfolio companies for services provided and the benefits of research made available to the Adviser by reason of brokerage commissions (if any) generated by the Fund’s securities transactions. After such review, the Trustees determined that the anticipated profitability rate to the Investment Adviser with respect to the Advisory Agreement was fair and reasonable. The Trustees also noted the Investment Adviser’s prior waiver of advisory fees and its current waiver of a portion of administration fees.

The extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect these economies of scale for the benefit of shareholders

The Board of Trustees considered the effective fees under the Advisory Agreement, as a percentage of assets at different asset levels, and possible economies of scale to the Investment Adviser. The Trustees considered the current and anticipated asset levels of the Fund, the information provided by the Investment Adviser relating to costs, and information comparing the fee rates charged by the Investment Adviser with fee rates charged by other unaffiliated investment advisers to their clients. The Trustees concluded that the fee structures are reasonable, and appropriately should result in a sharing of economies of scale in view of the information provided by the Investment Adviser.

Sub-Advisory Agreement

The Trustees’ conclusions as to the approval of the Sub-Advisory Agreement were based on a comprehensive consideration of all information provided to the Trustees without any single factor being dispositive in and of itself. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors.

The nature, extent, and quality of the services to be provided by CBCM

The Board of Trustees considered the portfolio management services to be provided by CBCM and the activities related to portfolio management, including use of technology, research capabilities, and investment management staff. The Trustees discussed the experience and qualifications of the personnel who will be providing advisory services, including the background and experience of the members of the portfolio management team. The Trustees reviewed the management structure, expected assets under management and investment philosophies and processes of CBCM. The Trustees also reviewed and discussed information regarding CBCM’s compliance policies and procedures. The Trustees concluded that CBCM had the quality and depth of personnel and investment methods essential to performing its duties under the Sub-Advisory Agreement, and that the nature and the quality of such advisory services were satisfactory. The Trustees noted that CBCM is under common control with the Investment Adviser, and that CBCM’s performance is subject to the oversight of the Investment Adviser.

CBCM’s Historical Performance

The Board of Trustees reviewed the historical performance of the portfolio management team of CBCM. The Trustees discussed relative performance and contrasted the performance of the portfolio management team of CBCM versus that of the Fund’s peers, as represented by certain other registered investment companies that follow investment strategies similar to the proposed long/short healthcare strategy of the Fund, the S&P 500 Healthcare Index and the S&P 500 Index. After reviewing these and related factors, the Trustees concluded that they were satisfied with CBCM’s responses relating to performance.

The costs of the services to be provided by CBCM and the profits realized by CBCM and its affiliates from the relationship with the Fund

The Board of Trustees also gave substantial consideration to the fees payable under the Sub-Advisory Agreement, including: (1) information regarding the financial condition of CBCM; (2) information regarding the total fees and payments received by CBCM under the Sub-Advisory Agreement and whether such fees are appropriate given economies of scale and other considerations; (3) information on the advisory and compliance personnel of CBCM, including compensation arrangements; (4) information on the internal compliance procedures of CBCM; (5) information regarding brokerage and portfolio transactions; (6) information on any legal proceedings or regulatory audits or investigations affecting CBCM; and (7) comparative information showing (a) the fees payable under the Sub-Advisory Agreement versus the investment advisory fees of certain private pooled vehicles that follow investment strategies similar to those of the Fund, (b) the expense ratios of the Fund versus the expense ratios of certain registered investment companies and private pooled vehicles that follow investment strategies similar to those of the Fund,

Annual Report	65

ADDITIONAL INFORMATION (unaudited) (continued)

June 30, 2012	Pyxis Funds I

(c) the performance of the Fund versus (i) certain registered investment companies that follow investment strategies similar to those of the Fund, (ii) a private pooled investment vehicles employing a similar strategy managed by CBCM and (iii) certain indices. The Trustees also considered the so-called “fall-out benefits” to CBCM with respect to the Fund, such as the reputational value of serving as the sub-adviser to the Fund, potential fees paid to CBCM’s affiliates by the Fund or portfolio companies for services provided and the benefits of research made available to CBCM by reason of brokerage commissions (if any) generated by the Fund’s securities transactions. After such review, and after considering that the Fund’s long/short investment strategy takes a significant amount of time and resources to manage, the Trustees determined that the anticipated profitability rate to CBCM with respect to the Sub-Advisory Agreement is fair and reasonable.

The extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect these economies of scale for the benefit of shareholders

The Board of Trustees considered the effective fees under the Sub-Advisory Agreement, as a percentage of assets at different asset levels, and possible economies of scale to CBCM. The Trustees considered the current and anticipated asset levels of the Fund, the information provided by CBCM relating to estimated costs, and information comparing the fee rates to be charged by CBCM with fee rates charged by other unaffiliated investment advisers to their clients. The Trustees concluded that the fee structures are reasonable, and appropriately should result in a sharing of economies of scale in view of the information provided by CBCM.

Following a further discussion of the factors above and the merits of the Advisory and Sub-Advisory Agreements and their various provisions, it was noted that in considering the Advisory and Sub-Advisory Agreements, no single factor was determinative to the decision of the Board of Trustees. Rather, after weighing all of the factors and reasons discussed above, the Trustees agreed that the Advisory and Sub-Advisory Agreements, including the advisory and sub-advisory fees to be paid to the Investment Adviser and CBCM, respectively, are fair and reasonable to the Fund in light of the services that the Investment Adviser and CBCM are expected to provide, the expenses that are expected to be incurred and the reasonably foreseeable asset levels of the Fund. Accordingly, on February 17, 2012, the Board of Trustees, including all of the Independent Trustees, unanimously voted to approve the continuance of each of the Advisory and Sub-Advisory Agreements for a one-year period.

66	Annual Report

ADDITIONAL INFORMATION (unaudited) (continued)

June 30, 2012	Pyxis Funds I

Trustees and Officers

The Board of Trustees (the “Board”) provides broad oversight over the operations and affairs of the Funds and protects the interests of shareholders. The Board has overall responsibility to manage and control the business affairs of the Funds, including the complete and exclusive authority to establish policies regarding the management, conduct and operation of the Funds’ business. The names and ages of the Trustees and officers of the Funds, the year each was first elected or appointed to office, their principal business occupations during the last five years, the number of portfolios in the Pyxis Fund complex overseen by each Trustee and other directorships or trusteeships they hold are shown below. The business address for each Trustee and officer of the Funds is c/o Pyxis Capital, L.P., 200 Crescent Court, Suite 700, Dallas, TX 75201.

Name and Date of Birth	Position(s) with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Pyxis Fund Complex Overseen by Trustee(1)	Other Directorships/ Trusteeships Held	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES

Timothy K. Hui (6/13/1948)	Trustee	Indefinite Term; Trustee since inception in 2006	Retired Vice President since February 2008, Dean of Educational Resources from July 2006 to January 2008, and Assistant Provost for Graduate Education from July 2004 to June 2006 at Cairn University.	22	None	Significant experience on this and/or other boards of directors/ trustees; administrative and managerial experience; legal training and practice.

Scott F. Kavanaugh (1/27/1961)	Trustee and Chairman of the Board	Indefinite Term; Trustee since inception in 2006	Vice-Chairman, President and Chief Executive Officer at Keller Financial Group since September 2007; Chairman and Chief Executive Officer at First Foundation Bank since September 2007; Vice-Chairman, President and Chief Operating Officer of First Foundation, Inc. (holding company) since September 2007; and private investor since February 2004.	22	None	Significant
experience
on this and/or
other boards
of directors/
trustees;
significant
executive
experience
including
current and
past service
as chairman
and chief
executive
officer of a
bank; other
financial
industry and
banking
						experience.

Annual Report	67

ADDITIONAL INFORMATION (unaudited) (continued)

June 30, 2012	Pyxis Funds I

Trustees and Officers

Name and Date of Birth	Position(s) with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Pyxis Fund Complex Overseen by Trustee(1)	Other Directorships/ Trusteeships Held	Experience, Qualifications, Attributes, Skills for Board Membership

James F. Leary (3/9/1930)	Trustee	Indefinite Term; Trustee since inception in 2006	Managing Director, Benefit Capital Southwest, Inc. (a financial consulting firm) since January 1999.	22	Board Member of Capstone Group of Funds (7 portfolios)	Significant experience on this and/ or other boards of directors/ trustees; significant executive experience including past service as chief financial officer of an operating company; audit committee financial expert.

Bryan A. Ward (2/4/1955)	Trustee	Indefinite Term; Trustee since inception in 2006	Senior Manager, Accenture, LLP (a consulting firm) since January 2002.	22	None	Significant experience on this and/ or other boards of directors/ trustees; significant managerial and executive experience; significant experience as a management consultant.

68	Annual Report

ADDITIONAL INFORMATION (unaudited) (continued)

June 30, 2012	Pyxis Funds I

Trustees and Officers

Name and Date of Birth	Position(s) with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Pyxis Fund Complex Overseen by Trustee(1)	Other Directorships/ Trusteeships Held	Experience, Qualifications, Attributes, Skills for Board Membership

INTERESTED TRUSTEES

Ethan Powell(2) (6/20/1975)	Trustee, Executive Vice President and Secretary	Indefinite Term; Trustee since June 2012	Senior Retail Fund Analyst of HCM since 2007 and of Pyxis since its inception; Secretary of the funds in the Pyxis Fund Complex since November 2010; Manager in the Merger and Acquisitions Division at Ernst & Young from 1999 to 2006	22	None	Positions and experience at Pyxis and HCM; continuing service as Secretary of the Trust; significant executive and financial experience.

1	The “Pyxis Fund Complex” consists of all of the registered investment companies advised by the Investment Adviser and an affiliated adviser, NexPoint Advisors, L.P., as of the date of this report.
2	Mr. Powell is deemed to be an “interested person” of the Fund under the 1940 Act because of his position with Pyxis.

Name and Date of Birth	Position(s) with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years

OFFICERS

Ethan Powell (6/20/1975)	Trustee, Executive Vice President and Secretary	Indefinite Term; Secretary since November 2010	Senior Retail Fund Analyst of HCM since 2007 and of Pyxis since its inception; Secretary of the funds in the Pyxis Fund Complex since November 2010; Manager in the Merger and Acquisitions Division at Ernst & Young from 1999 to 2006.

Brian Mitts (8/26/1970)	Treasurer (Principal Accounting Officer and Principal Financial Officer)	Indefinite Term; Treasurer since November 2010	Senior Retail Fund Analyst of HCM since 2007 and of Pyxis since its inception; Principal Accounting Officer and Treasurer of the funds in the Pyxis Fund Complex since November 2010; Manager of Financial Reporting at HBK Investments (a hedge fund) from 2005 to 2007.

Alan Head (8/5/1973)	Chief Compliance Officer	Indefinite Term; Chief Compliance Officer since January 2012	Compliance Director at Highland Capital Management and Chief Compliance Officer of NexBank Securities, Inc. (an affiliated broker-dealer) since November 2010; Vice President, Manager of Reporting and Research from May 2008 to September 2010 and Compliance Manager from August 2005 to May 2008 at Capital Institutional Services.

Annual Report	69

IMPORTANT INFORMATION ABOUT THIS REPORT

Investment Adviser

Pyxis Capital, L.P.

200 Crescent Court, Suite 700

Dallas, TX 75201

Subadviser

(for Pyxis Long/Short Healthcare Fund)

Cummings Bay Capital Management, L.P.

200 Crescent Court, Suite 700

Dallas, TX 75201

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Underwriter

Foreside Funds Distributors LLC

400 Berwyn Park

899 Cassatt Road, 1st Floor

Berwyn, PA 19312

Custodian

The Bank of New York Mellon

One Wall Street

New York, NY 10286

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

2001 Ross Avenue, Suite 1800

Dallas, TX 75201

Fund Counsel

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

This report has been prepared for shareholders of Pyxis Long/Short Equity Fund, Pyxis Long/Short Healthcare Fund and Pyxis Floating Rate Opportunities Fund (collectively, the “Funds”). The Funds mail one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-877-665-1287 to request that additional reports be sent to you.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to their portfolio securities, and the Funds’ proxy voting records for the most recent 12-month period ended June 30, are available (i) without charge, upon request, by calling 1-877-665-1287 and (ii) on the Securities and Exchange Commission’s website at http://www.sec.gov.

The Funds file their complete schedules of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov and also may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may also obtain the Form N-Q by visiting the Funds’ website at www.pyxisais.com.

The Statements of Additional Information include additional information about the Funds’ Trustees and are available upon request without charge by calling 1-877-665-1287.

70	Annual Report

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4400 Computer Drive

Westborough, MA 01581-1722

Pyxis Funds I

Annual Report, June 30, 2012

www.pyxisais.com

HLC-PFI-ANNUAL-6/12

Item 2.	Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or third party.

(b)	Not applicable.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or third party, and that relates to any element of the code of ethics description.

(d)	The registrant has not granted any waiver, including any implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

(e)	Not applicable.

(f)	The registrant’s code of ethics is filed herewith as Exhibit (a)(1).

Item 3.	Audit Committee Financial Expert.

The Registrant’s Board of Trustees (the “Board”) has determined that James Leary, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the “SEC”). Mr. Leary is “independent” as defined by the SEC for purposes of this Item 3 of Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

Audit Fees

(a)	The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $254,500 for the fiscal year ended June 30, 2011 and $210,000 for the fiscal year ended June 30, 2012.

Audit-Related Fees

(b)	The aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $49,500 for the fiscal year ended June 30, 2011 and $53,000 for the fiscal year ended June 30, 2012. Services related to semi-annual and valuation work.

Tax Fees

(c)	The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $34,000 for the fiscal year ended June 30, 2011 and $34,000 for the fiscal year ended June 30, 2012. Services related to assistance on the Fund’s tax returns and excise tax calculations.

All Other Fees

(d)	The aggregate fees billed for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for the fiscal year ended June 30, 2011 and $0 for the fiscal year ended June 30, 2012.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Audit Committee shall:

(a)	have direct responsibility for the appointment, compensation, retention and oversight of the Fund’s independent auditors and, in connection therewith, to review and evaluate matters potentially affecting the independence and capabilities of the auditors; and

(b)	review and pre-approve (including associated fees) all audit and other services to be provided by the independent auditors to the Fund and all non-audit services to be provided by the independent auditors to the Fund’s investment adviser or any entity controlling, controlled by or under common control with the investment adviser (an “Adviser Affiliate”) that provides ongoing services to the Fund, if the engagement relates directly to the operations and financial reporting of the Fund; and

(c)	establish, to the extent permitted by law and deemed appropriate by the Audit Committee, detailed pre-approval policies and procedures for such services; and

(d)	consider whether the independent auditors’ provision of any non-audit services to the Fund, the Fund’s investment adviser or an Adviser Affiliate not pre-approved by the Audit Committee are compatible with maintaining the independence of the independent auditors.

(e)(2)	The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b)	100%

(c)	100%

(d)	100%

(f)	The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant was $1,090,238 for the fiscal year ended June 30, 2011 and $611,620 for the fiscal year ended June 30, 2012.

(h)	The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed registrants.

Not applicable.

Item 6.	Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors.

Item 11.	Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Pyxis Funds I (formerly, Highland Funds I)

By (Signature and Title)*	/s/ Ethan Powell
Ethan Powell, Executive Vice President and Principal Executive Officer
(principal executive officer)

Date	9/5/12

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Ethan Powell
Ethan Powell, Executive Vice President and Principal Executive Officer
(principal executive officer)

Date	9/5/12

By (Signature and Title)*	/s/ Brian Mitts
Brian Mitts, Chief Financial Officer and Treasurer
(principal financial officer)

Date	9/5/12

*	Print the name and title of each signing officer under his or her signature.